NEUBERGER BERMAN EQUITY FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Investor Class Shares, Trust Class Shares, Advisor Class Shares, Institutional Class Shares, Class A Shares, Class C Shares, and Class R3 Shares

DATED DECEMBER 19, 2008
as amended OCTOBER 15, 2009

Neuberger Berman Focus Fund	Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund	Neuberger Berman International Fund
Neuberger Berman International Institutional Fund	Neuberger Berman International Large Cap Fund
Neuberger Berman Large Cap Disciplined Growth Fund	Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Partners Fund	Neuberger Berman Real Estate Fund
Neuberger Berman Regency Fund	Neuberger Berman Select Equities Fund
Neuberger Berman Small and Mid Cap Growth Fund	Neuberger Berman Small Cap Growth Fund
Neuberger Berman Socially Responsive Fund

605 Third Avenue, 2nd Floor, New York, NY 10158-0180 Toll-Free 800-877-9700

Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund (formerly, Neuberger Berman Century Fund), Neuberger Berman Mid Cap Growth Fund (formerly, Neuberger Berman Manhattan Fund) Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small and Mid Cap Growth Fund (formerly, Neuberger Berman All Cap Growth Fund), Neuberger Berman Small Cap Growth Fund (formerly, Neuberger Berman Millennium Fund) and Neuberger Berman Socially Responsive Fund (each a “Fund”) are mutual funds that offer shares pursuant to Prospectuses dated December 19, 2008, April 9, 2009 and May 15, 2009.

The Prospectus for your share class provides more information about the Funds that you should know before investing. You can get a free copy of the Prospectus for your share class from Neuberger Berman Management LLC (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the appropriate Prospectus carefully before investing.

The following are incorporated by reference into (and are therefore legally part of) this Statement of Additional Information (“SAI”): (1) the Funds’ financial statements, notes thereto and the reports of their independent registered public accounting firms from the Funds’ annual report to shareholders and (2) the unaudited financial statements and notes thereto from the semi-annual report to shareholders for Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund.

This SAI is not a prospectus and should be read in conjunction with the Prospectus for your share class. This SAI is not an offer to sell any shares of any class of the Funds. A written offer can be made only by a prospectus.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman LLC. “Neuberger Berman Management LLC” and the Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC. ©2009 Neuberger Berman Management LLC. All rights reserved.

Page

INVESTMENT INFORMATION	1
Investment Policies and Limitations	2
Cash Management and Temporary Defensive Positions.	7
Additional Investment Information	8
PERFORMANCE INFORMATION	43
CERTAIN RISK CONSIDERATIONS	43
TRUSTEES AND OFFICERS	44
Information about the Board of Trustees	44
Information about the Officers of the Trust	52
INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	63
Investment Manager and Administrator	63
Management and Administration Fees	64
Contractual Expense Limitations	70
Voluntary Expense Limitations	73
Sub-Adviser	73
Portfolio Manager Information	74
Other Investment Companies Managed	83
Codes of Ethics	83
Management and Control of NB Management and Neuberger Berman	84
DISTRIBUTION ARRANGEMENTS	84
Distributor	85
Revenue Sharing	86
Distribution Plan (Trust Class Only)	87
Distribution Plan (Advisor Class Only)	88
Distribution Plan (Class A Only)	89
Distribution Plan (Class C Only)	90
Distribution Plan (Class R3 Only)	91
Distribution Plan (Advisor Class, Trust Class, Class A, Class C and Class R3)	91
ADDITIONAL PURCHASE INFORMATION	92
Share Prices and Net Asset Value	92
Financial Intermediaries	93
Automatic Investing and Dollar Cost Averaging	94
Sales Charges	94
ADDITIONAL EXCHANGE INFORMATION	101
ADDITIONAL REDEMPTION INFORMATION	102
Suspension of Redemptions	102

Redemptions in Kind	102

CONVERSION INFORMATION	104

DIVIDENDS AND OTHER DISTRIBUTIONS	104
ADDITIONAL TAX INFORMATION	105
Taxation of the Funds	105
Taxation of the Funds’ Shareholders	110
FUND TRANSACTIONS	111
Commission Recapture Program and Expense Offset Arrangement	122
Portfolio Turnover	123
Proxy Voting	124
PORTFOLIO HOLDINGS DISCLOSURE	125
Portfolio Holdings Disclosure Policy	125
Portfolio Holdings Disclosure Procedures	124
Portfolio Holdings Approved Recipients	125
REPORTS TO SHAREHOLDERS	126
ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	127
CUSTODIAN AND TRANSFER AGENT	128
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS	128
LEGAL COUNSEL	128
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	129
REGISTRATION STATEMENT	143
FINANCIAL STATEMENTS	144
APPENDIX A – RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER	A-1

INVESTMENT INFORMATION

Each Fund is a separate operating series of Neuberger Berman Equity Funds (“Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as a diversified, open-end management investment company.

Through December 15, 2000, the Advisor Class, Investor Class, Trust Class, and Institutional Class (each a “Class”) units of beneficial interest (“shares”) of each Fund (except those identified in the next paragraph) were organized as feeder funds in a master-feeder structure rather than a multiple-class structure. These feeder funds were series of Neuberger Berman Equity Assets, Neuberger Berman Equity Funds, Neuberger Berman Equity Trust, and Neuberger Berman Equity Series, respectively.

Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Small and Mid Cap Growth Fund commenced operations as separate series of the Trust on June 17, 2005, August 1, 2006, May 1, 2002 and September 5, 2006, respectively. Neuberger Berman Select Equities Fund commenced operations as a separate series of the Trust on December 20, 2007.

The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of each Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

(1)	67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

(2)	a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

The policy of a Fund permitting the Fund to operate as a non-diversified investment company under the 1940 Act may also change by operation of law. Specifically, Rule 13a-1 under the 1940 Act provides in effect that, if a fund’s investment portfolio actually meets the standards of a diversified fund for three consecutive years, the fund’s status will change to that of a diversified fund. The Board of Trustees has adopted a policy that Neuberger Berman Large Cap Disciplined Growth Fund will invest its portfolio so as to meet the standards of a diversified fund. This policy cannot be changed without a vote of shareholders.

Investment Policies and Limitations

Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund.

The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:

1. Borrowing (All Funds except Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund). No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

Borrowing (Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund). No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

2. Commodities (All Funds except Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund). No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

Commodities (Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund). No Fund may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currencies or forward contracts, or from investing in securities of any kind.

3. Diversification (All Funds except Neuberger Berman Focus Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Real Estate Fund and Neuberger

Berman Select Equities Fund). No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Diversification (Neuberger Berman Focus Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Select Equities Fund). Each Fund is non-diversified under the 1940 Act.

4. Industry Concentration (All Funds except Neuberger Berman Real Estate Fund). No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.

Industry Concentration (Neuberger Berman Real Estate Fund). The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.

5. Lending. No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

6. Real Estate (All Funds except Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, and Neuberger Berman Real Estate Fund). No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

Real Estate (Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund). No Fund may invest any part of its total assets in real estate or interests in real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing readily marketable securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

Real Estate (Neuberger Berman Real Estate Fund). The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

7. Senior Securities. No Fund may issue senior securities, except as permitted under the 1940 Act.

8. Underwriting. No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

For purposes of the limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.

Each Fund (except Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Small Cap Growth Fund, and Neuberger Berman Socially Responsive Fund) has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund have the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund have the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

For the purposes of the limitation on industry concentration, please note that Neuberger Berman International Large Cap Fund relies on the Global Industry Classification Standard, which considers diversified commercial banks and regional commercial banks to be separate industries.

The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:

1. Borrowing (All Funds except Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund,

Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund). No Fund may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

Borrowing (Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund). No Fund may purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.

2. Lending. Except for the purchase of debt securities and engaging in repurchase agreements, no Fund may make any loans other than securities loans.

3. Margin Transactions. No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

4. Foreign Securities (Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Small and Mid Cap Growth Fund). No Fund may invest more than 10% of the value of its total assets in securities denominated in foreign currency.

Foreign Securities (Neuberger Berman Guardian Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund). No Fund may invest more than 20% of the value of its total assets in securities denominated in foreign currency.

Foreign Securities (Neuberger Berman Select Equities Fund). The Fund may not invest more than 30% of the value of its total assets in securities denominated in foreign currency.

These policies do not limit investment in American Depository Receipts (“ADRs”) and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

5. Illiquid Securities. No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

6. Pledging (Neuberger Berman Genesis Fund and Neuberger Berman Guardian Fund). Neither of these Funds may pledge or hypothecate any of its assets, except that (i) Neuberger Berman Genesis Fund may pledge or hypothecate up to 15% of its total assets to collateralize a borrowing permitted under fundamental policy 1 above or a letter of credit issued for a purpose set forth in that policy and (ii) each Fund may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Fund to a mutual insurance company of which the Fund is a member. The other Funds are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

7. Investments in Any One Issuer (Neuberger Berman Focus Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Select Equities Fund). At the close of each quarter of each Fund’s taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer. These limitations do not apply to government securities, as defined for purposes of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (“Code”), or securities of another regulated investment company (as so defined) (“RIC”).

8. Social Policy (Neuberger Berman Socially Responsive Fund). The Fund may not purchase securities of issuers that derive more than 5% of their total revenue from the production of alcohol, tobacco, weapons or nuclear power and may not purchase securities of issuers deriving more than 5% of total revenue from gambling.

9. Equity Securities. Each Fund normally invests at least 80% of its net assets in equity securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders. As used in this policy, “assets” means net assets plus the amount of any borrowing for investment purposes. (Only Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund may borrow for investment purposes.)

Convertible securities are considered equity securities for purposes of each Fund’s non-fundamental policy to invest at least 80% of its net assets in equity securities.

Senior Securities: The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.

Cash Management and Temporary Defensive Positions.  For temporary defensive purposes, or to manage cash pending investment or payout, each Fund (except Neuberger Berman Socially Responsive Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund) may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

For temporary defensive purposes, or to manage cash pending investment or payout, any part of Neuberger Berman Socially Responsive Fund’s assets may be retained temporarily in U.S. Government and Agency Securities, investment grade fixed income securities of non-governmental issuers, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents. Generally, the foregoing temporary investments for Neuberger Berman Socially Responsive Fund are selected with a concern for the social impact of each investment. For instance the Neuberger Berman Socially Responsive Fund can invest in certificates of deposits issued by community banks and credit unions.

For temporary defensive purposes, or to manage cash pending investment or payout, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, U.S. Government and Agency Securities, and repurchase agreements. Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may also invest in such instruments to increase liquidity or to provide collateral to be segregated.

In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) (“sales charge”), or service fee, as defined in rule 2830(b)(9) of those rules, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Funds’ investment adviser must waive a sufficient amount of its advisory fee to offset any sales charge or service fee.

In addition, pursuant to an exemptive order received from the SEC, a Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund. Although the unregistered fund endeavors to maintain a $1.00 share price, there is no assurance that it will be able to do so. If it were necessary to liquidate assets in the unregistered fund to meet returns on outstanding securities loans at a time when the unregistered fund’s price per share was less than $1.00, a Fund may not receive an amount from the unregistered fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the unregistered fund at the price at which that fund is carrying them. The unregistered fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. Money market funds and unregistered funds do not necessarily invest in accordance with Neuberger Berman Socially Responsive Fund’s Social Policy.

Additional Investment Information

Some or all of the Funds, as indicated below, may make the following investments, among others; some of which are part of the Fund’s principal investment strategies and some of which are not. The principal risks of each Fund’s principal investment strategies are discussed in the Prospectuses. They may not buy all of the types of securities or use all of the investment techniques that are described.

Illiquid Securities (All Funds). Generally, illiquid securities are securities that cannot be expected to be sold or disposed of within seven days at approximately the price at which they are valued by a Fund. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Funds are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Funds may be subject to legal restrictions that could be costly to the Funds.

Policies and Limitations. No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Repurchase Agreements (All Funds). In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System (or, in the case of Neuberger Berman International, Neuberger Berman International Institutional, and Neuberger Berman International Large Cap Funds also from a foreign bank or from a U.S. branch or agency of a foreign bank) or from a securities dealer that agrees to repurchase the securities from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers. If Neuberger Berman International Fund, Neuberger Berman International Institutional Fund or Neuberger Berman International Large Cap Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

Policies and Limitations. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Securities Loans (All Funds). Each Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Funds do not have the right to vote on securities while they are on loan. However, it is the Funds’ policy to attempt to terminate loans in time to vote those proxies that a Fund has determined are material to the interests of the Fund. NB Management believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds can loan securities through a separate operating unit of Neuberger Berman LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Funds also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Funds may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

Policies and Limitations. Each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. See the section entitled “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested. A Fund does not count the collateral for purposes of any investment policy or limitation that requires that Fund to invest specific percentages of its assets in accordance with its principal investment program.

Restricted Securities and Rule 144A Securities (All Funds). Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time that Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

Policies and Limitations. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Fund’s 15% limit on investments in illiquid securities.

Reverse Repurchase Agreements (All Funds). In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

Policies and Limitations. Reverse repurchase agreements are considered borrowings for purposes of each Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to that Fund’s obligations under the agreement.

Leverage (All Funds). Each Fund may engage in transactions that have the effect of leverage. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in a Fund’s net asset value (“NAV”). Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to that Fund’s shareholders as dividends, if any, will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of each Fund’s investment limitations. In addition, securities lending transactions and when issued transactions may create leverage.

Policies and Limitations. Each of Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund may make investments while borrowings are outstanding. For the other Funds (except Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund), none of them may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of a Fund’s total assets. Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of a Fund’s total assets.

Each of Neuberger Berman International Fund, Neuberger Berman International Institutional Fund and Neuberger Berman International Large Cap Fund may use leverage for investment purposes, however, in general, these Funds do not intend to do so.

Each of Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund may use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

Foreign Securities (All Funds). Each Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as investors.

Each Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Funds may invest in ADRs, European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and International Depository Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

Policies and Limitations. To limit the risks inherent in investing in foreign currency denominated securities: (1) each of Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Small and Mid Cap Growth Fund may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities; (2) each of Neuberger Berman Guardian Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities; and (3) Neuberger Berman Select Equities Fund may not purchase foreign currency denominated securities if, as a result, more than 30% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, none of these Funds is restricted in the amount it may invest in securities denominated in any one foreign currency.

Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund invest primarily in foreign securities.

Investments in securities of foreign issuers are subject to each Fund’s quality standards. Each Fund (except Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth and Neuberger Berman Select Equities Fund) may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

Forward Commitments and When-Issued Securities (Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund). Each Fund may purchase securities on a when-issued basis and Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund and Neuberger Berman Select Equities Fund may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitment transactions enable a Fund to “lock in” what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities. Because a Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in that Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s NAV as long as the commitment to sell remains in effect.

Policies and Limitations. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it has been entered into. Each Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize capital gains or losses in connection with these transactions.

When a Fund purchases securities on a when-issued or forward commitment basis, that Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of that Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on the Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that each Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

Technology Securities (All Funds). These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

Master Limited Partnerships (All Funds). Master limited partnerships (“MLPs”) are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter (“OTC”) market. Many MLPs operate in the oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices,
Forward Contracts, and Options on Foreign
Currencies (collectively, “Financial Instruments”)

Futures Contracts and Options Thereon (All Funds). Each of Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund may purchase and sell single stocks and interest rate futures contracts, stock and bond index futures contracts (including those on a narrow-based index), and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits each Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. These Funds view investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may enter into futures contracts and options on currencies, single stocks, debt securities, interest rates, and securities indices (including those on a narrow-based index) that are traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”) or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may sell futures contracts to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. Each Fund may purchase futures contracts to fix what NB Management believes to be a favorable price for securities that Fund intends to purchase. If a futures contract is purchased by a Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for anticipated differences in volatility between positions Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund may wish to hedge and the standardized futures contracts available to it, each Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

With respect to currency futures, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may sell a futures contract or a call option, or they may purchase a put option on such futures contract, if NB Management anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If NB Management anticipates that a particular currency will rise, each Fund may purchase a currency futures contract or a call option to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. Each Fund may also purchase a currency futures contract or a call option thereon for non-hedging purposes when NB Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in each Fund.

For purposes of managing cash flow, each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”).

A “sale” of a futures contract (or a “short” futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

“Margin” with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund’s futures positions. The margin deposit made by the Fund when it enters into a futures contract (“initial margin”) is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit (“variation margin”). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing their NAVs, the Funds mark to market the value of their open futures positions. Each Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, a Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although each Fund believes that the use of futures contracts and options will benefit it, if NB Management’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could have an adverse impact on the NAV of the Fund.

Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or “DTEFs”), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

Policies and Limitations. Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund each may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. These Funds do not engage in transactions in futures and options on futures for speculation.

Neuberger Berman International Fund, Neuberger Berman International Institutional Fund and Neuberger Berman International Large Cap Fund each may purchase and sell futures for bona fide hedging purposes, as defined in regulations of the CFTC, and for non-hedging purposes (i.e., in an effort to enhance income). The Funds may also purchase and write put and call options on such futures contracts for bona fide hedging and non-hedging purposes.

Each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Managers may use such futures and options to increase the Funds’ exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Call Options on Securities (All Funds). Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund may write covered call options and may purchase call options on securities. Each of the other Funds may write covered call options and may purchase call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Funds’ total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

Policies and Limitations. Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund may write covered call options and may purchase call options on securities. Each of the other Funds may write covered call options and may purchase call options in related closing transactions. Each Fund writes only “covered” call options on securities it owns (in contrast to the writing of “naked” or uncovered call options, which the Funds will not do).

A Fund would purchase a call option to offset a previously written call option. Each of Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase. Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund may purchase call options for hedging or non-hedging purposes.

Put Options on Securities (Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund). Each of these Funds may write and purchase put options on securities. Each Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Fund securities on which a Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Policies and Limitations. Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund generally write and purchase put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV). However, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund also may use put options for non-hedging purposes.

General Information About Securities Options. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund also may purchase and sell European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, that Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the OTC market. Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party’s insolvency, a Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

The premium a Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger

Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund or Neuberger Berman Socially Responsive Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Policies and Limitations. Each Fund may use American-style options. Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund may also purchase and sell European-style options and may purchase and sell options that are traded on foreign exchanges.

The assets used as cover (or segregated) for OTC options written by a Fund will be considered illiquid and thus subject to each Fund’s 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Put and Call Options on Securities Indices (All Funds). Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of a

Fund’s securities or securities a Fund intends to buy. A Fund may write securities index options to close out positions in such options that it has purchased.

For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed “index multiplier.” A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), the American Stock Exchange, and other U.S. and foreign exchanges.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

Policies and Limitations. Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by a Fund will be listed and traded on an exchange. No Fund currently expects to invest a substantial portion of its assets in securities index options.

For purposes of managing cash flow, each Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Funds will be listed and traded on an exchange.

Foreign Currency Transactions (All Funds). Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price (“forward contracts”). The Funds also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Funds (other than Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund) enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. These Funds do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a forward contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

NB Management believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. Neuberger Berman International Fund, Neuberger Berman International Institutional Fund and Neuberger Berman International Large Cap Fund may also invest in securities denominated in currency baskets which consist of a selected group of currencies.

Policies and Limitations. The Funds (other than Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund) may enter into forward contracts for the purpose of hedging and not for speculation.

Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may enter into forward contracts for hedging or non-hedging purposes. When a Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may also purchase and sell forward contracts for non-hedging purposes when NB Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in a Fund’s investment portfolio.

Options on Foreign Currencies (All Funds). Each Fund may write and purchase covered call and put options on foreign currencies. Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Policies and Limitations. A Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund Neuberger Berman International Large Cap Fund each may purchase put and call options on foreign currencies for non-hedging purposes when NB Management anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund.

Regulatory Limitations on Using Financial Instruments. If a Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are “in-the-money”) may not exceed 5% of the Fund’s net assets.

Cover for Financial Instruments. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid securities.

Segregated securities cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund’s assets could impede Fund management or the Fund’s ability to meet current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

General Risks of Financial Instruments. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Fund’s use of Financial Instruments will be successful.

Each Fund’s use of Financial Instruments may be limited by the provisions of the Code with which it must comply to continue to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

Policies and Limitations. When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund’s underlying securities or currency. NB Management intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

Short Sales (Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund). Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund each may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. Neuberger Berman International Fund, Neuberger Berman

International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund and Neuberger Berman Select Equities Fund also may use short sales in an attempt to realize gain. To effect a short sale, a Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund each may also make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

Policies and Limitations. Under applicable guidelines of the SEC staff, if a Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated, an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. The Funds’ ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.

Fixed Income Securities (All Funds). While the emphasis of each Fund’s investment program is on common stocks and other equity securities, each Fund may invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Fund may also invest in investment grade corporate bonds and debentures. The debt securities in which the Funds may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index of reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund each may invest in corporate debt securities rated below investment grade.

“U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States. Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline. As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.

“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, Student Loan Marketing Association) (commonly known as “Sallie Mae”), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

“Investment grade” debt securities are those receiving one of the four highest ratings from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or another nationally recognized statistical rating organization (“NRSRO”) or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities (“Comparable Unrated Securities”). Securities rated by Moody’s in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Funds may rely on the ratings of any NRSRO, the Funds primarily refer to ratings assigned by S&P and Moody’s, which are described in Appendix A to this SAI.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). The value of the fixed income securities in which a Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Fund’s fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund and Neuberger Berman Select Equities Fund warrants exposure to the additional level of risk.

Policies and Limitations. Each Fund normally may invest up to 20% of its total assets in debt securities (excluding convertible debt securities), except for Neuberger Berman Real Estate Fund which normally may invest up to 20% of its net assets in debt securities (excluding convertible debt securities). Neuberger Berman Partners Fund and Neuberger Berman Regency Fund each may invest up to 15% of its net assets in corporate debt securities rated below investment grade or Comparable Unrated Securities. Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.

Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund each will engage in an orderly disposition of the downgraded securities. Each other Fund (except Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund) will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Fund’s holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Neuberger Berman Partners Fund and Neuberger Berman Regency Fund). NB Management will make a determination as to whether Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund should dispose of the downgraded securities.

There are no restrictions as to the ratings of debt securities Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Real Estate Fund or Neuberger Berman Select Equities Fund may acquire or the portion of its assets each may invest in debt securities in a particular ratings category.

Although these Funds do not presently intend to invest in debt securities, they may invest in convertible debt securities that NB Management believes present a good value because they are convertible into equity securities and have an attractive yield.

Commercial Paper (All Funds). Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

Policies and Limitations. The Funds may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody’s (P-1) or is deemed by NB Management to be of comparable quality. Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated assets.

Zero Coupon Securities (Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund). Each of these Funds may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

The discount on zero coupon securities (“original issue discount” or “OID”) must be included in gross income ratably by each Fund prior to the receipt of any actual payments. Because each Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information.”

The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Convertible Securities (All Funds). Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objectives.

Policies and Limitations. Neuberger Berman Socially Responsive Fund may invest up to 20% of its net assets in convertible securities. Neuberger Berman Socially Responsive Fund does not intend to purchase any convertible securities that are not investment grade.

Convertible securities are considered equity securities for purposes of each Fund’s non-fundamental policy to invest at least 80% of its net assets in equity securities. Convertible debt securities are subject to each Fund’s investment policies and limitations concerning fixed income securities.

Preferred Stock (All Funds). Each Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Swap Agreements (Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, and Neuberger Berman Real Estate Fund). Each of these Funds may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

Swap agreements may be illiquid. Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Moreover, the use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a firm’s creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Policies and Limitations. In accordance with SEC staff requirements, each of Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, and Neuberger Berman Real Estate Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

Real Estate-Related Instruments (All Funds). The Funds may invest in securities issued by real estate companies. Investments in these securities are subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

The types of REITs described above are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Fund to indirectly bear its proportionate share of the costs of the REITs’ operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

Neuberger Berman Real Estate Fund may also invest in mortgage-backed securities. These are fixed income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when those interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This limits the Fund’s ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae, Fannie Mae, and Freddie Mac) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

The value of the equity securities of Fannie Mae and Freddie Mac fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, Congress authorized the increase of the size of home loans that Fannie Mae and Freddie Mac could purchase, and authorized the U.S. Treasury Department, through 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock. More recently, in

September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator, announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S. Treasury has entered into preferred stock purchase agreements (“PSPAs”) under which, if the FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S. Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue.

Fannie Mae and Freddie Mac have each been the subject of several class action lawsuits and investigations by federal regulators over certain accounting, disclosure, or corporate governance matters. Such legal proceedings and investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Policies and Limitations. Under normal conditions at least 80% of Neuberger Berman Real Estate Fund’s net assets will be invested in the securities of companies principally engaged in the real estate industry. A company is “principally engaged” in the real estate industry if it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. It is anticipated, although not required, that under normal circumstances a majority of Neuberger Berman Real Estate Fund’s investments will consist of shares of equity REITs.

Japanese Investments (Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund). Each Fund may invest in foreign securities, including securities of Japanese issuers. From time to time, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund each may invest a significant portion of its assets in securities of Japanese issuers. The performance of the Funds may therefore be significantly affected by events influencing the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has experienced a severe recession, including a decline in real estate values and other events that adversely affected the balance sheets of many financial institutions and indicate that there may be structural weaknesses in the Japanese financial system. The effects of this economic downturn may be felt for a considerable period and are being exacerbated by the currency exchange rate. Japan is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country’s infrastructure.

Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

Other Investment Company Securities (All Funds). Each Fund may invest in shares of other investment companies (including shares of exchange-traded funds (“ETFs”)). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. Such an investment may be the most practical or only manner in which a Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. Each Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

As a shareholder in an investment company, a Fund would indirectly bear its pro rata share of that investment company’s expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. The Funds do not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

ETFs are investment companies that are registered as open-end management companies or unit investment trusts but possess some of the characteristics of closed-end funds. For example, like closed-end funds, ETFs’ shares are listed and traded in the secondary market.

Many ETFs are passively managed and seek to provide returns that track the price and yield performance of a particular index. Although such ETFs may invest in other instruments, they largely hold the securities (e.g., common stocks) in the relevant index.

Policies and Limitations. For cash management purposes, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. In addition, pursuant to an exemptive order received from the SEC, a Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. See “Cash Management and Temporary Investment Policy.”

Otherwise, a Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate. However, a Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as the Funds, to invest in the ETF in excess of the limits described above. In addition, the SEC has proposed a rule on which a Fund may rely that would, if adopted, permit funds to invest in ETFs in excess of those limits.

Each Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

Indexed Securities (Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund and Neuberger Berman Select Equities Fund). Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund and Neuberger Berman Select Equities Fund each may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Commodities Related Investments (All Funds). Although a Fund may not purchase precious metals (such as gold, silver and platinum) or other physical commodities or contracts thereon, a Fund may purchase securities backed by physical commodities, including interests in exchange traded investment trusts and other similar entities the value of whose shares relates directly to the value of precious metals or other physical commodities held by such an entity. As an investor in such an entity, a Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in precious metals or other physical commodities. In addition, a Fund will not qualify for treatment as a regulated investment company under the Code if 10% or more of its annual gross income consists of non-qualifying income, which includes gains resulting from selling precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income. See “Additional Tax Information.” A Fund’s investment in securities backed by physical commodities generally would produce income that would be subject to this 10% limitation. To remain within this limitation, a Fund may hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so. The availability of such measures does not guarantee that the Fund would be able to remain within the limitations of the Code.

Exposure to precious metals and other physical commodities may subject a Fund to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of a Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Because precious metals and other physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments.

Policies and Limitations. The Funds may not purchase precious metals or other physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments. However, the Funds may purchase securities backed by physical commodities, including interests in exchange traded investment trusts and other similar entities the value of whose shares relates directly to the value of precious metals or other physical commodities held by such an entity. A Fund does not intend to sell such investments when doing so would cause it to fail to qualify as a regulated investment company under the Code.

Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.

Recent Market Events. Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. These events have included, but are not limited to, the Federal government’s placement of Fannie Mae and Freddie Mac under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc. (“LBHI”), the sale of Merrill Lynch to Bank of America, the U.S. Government bailout of American International Group, Inc (“AIG”), reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and U.K. governments banning short-selling. Both domestic and international equity markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may also negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on each Fund.

Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Neuberger Berman Socially Responsive Fund - Description of Social Policy

Social Investment Guidelines

Neuberger Berman Socially Responsive Fund believes that good corporate citizenship is good business and has the potential to produce positive investment results. The Fund is designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship. The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet its value-oriented financial criteria and social policy. The Fund focuses on companies that are agents of favorable change in workplace policies (particularly for women and minorities); are responsive to environmental issues; and are good corporate citizens. In addition, the Fund avoids companies with products with negative public health implications.

Neuberger Berman Socially Responsive Fund endeavors to avoid companies that derive revenue from gambling or the production of:

•	tobacco,
•	alcohol,
•	weapons, or
•	nuclear power.

In addition to its exclusionary screens, the Fund looks for companies that show leadership in:

•	environment concerns,
•	diversity in the work force, and
•	progressive employment and workplace practices and community relations.

The Fund may also consider public health issues, externalities associated with a company’s products, and general corporate citizenship in making its investment decisions.

Interpretation of Social Investment Guidelines

All social screens require interpretation in their application and is at the discretion of the portfolio management team. The following discussion provides further detail about the interpretation of the Fund’s Social Investment Guidelines.

Tobacco

Manufacturers. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of tobacco products. This screen primarily excludes producers of cigarettes, cigars, pipe tobacco, and smokeless tobacco products (snuff and chewing tobacco).

Processors and Suppliers. The Fund does not buy or hold companies that are in the business of processing tobacco and supplying tobacco to these manufacturers.

Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of tobacco products.

Tobacco-Related Products. The Fund does not buy or hold companies that derive a majority of revenues from the sale of goods used in the actual manufacture tobacco products, such as cigarette papers and filters.

The Fund may buy or hold companies that sell certain key products to the tobacco industry. These items include: cigarette packets, boxes, or cartons; the paperboard used in the manufacture of cigarette boxes or cartons; the cellophane wrap used to enclose cigarette packets or boxes; magazine or newspaper space sold for cigarette advertisements; and billboard space rented for cigarette advertisements. In general, the Fund does not exclude such companies from investment, although it may reconsider companies that derive substantial revenues from these activities on a case-by-case basis.

Alcohol

Manufacturers and Producers. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of alcoholic beverages. This screen primarily excludes distillers of hard liquors, brewers, and vintners.

Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of alcoholic beverages. This screen relates primarily to restaurant chains and convenience stores.

The Fund may buy or hold:

•	agricultural products companies that sell products to the alcohol industry for use in the production of alcoholic beverages (primarily grain alcohol producers); or
•	companies that sell unprocessed agricultural goods, such as barley or grapes, to producers of alcoholic beverages.

Gambling

Owners and Operators. The Fund does not buy or hold companies that derive 5% or more of revenues from the provision of gaming services. This screen primarily excludes owners and operators of casinos, riverboat gambling facilities, horse tracks, dog tracks, bingo parlors, or other betting establishments.

Manufacturers of Gaming Equipment. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of gaming equipment or the provision of goods and services to lottery operations.

The Fund may buy or hold companies that:

•	provide specialized financial services to casinos; or
•	sell goods or services that are clearly nongaming-related to casinos or other gaming operations.

Nuclear Power

Owners and Operators. The Fund does not buy or hold companies that are owners or operators of nuclear power plants. This screen primarily excludes major electric utility companies.

The Fund may buy or hold:

•	engineering or construction companies that are involved in the construction of a nuclear power plant or provide maintenance services to such plants in operation; or
•	electric utility companies that are purchasers and distributors of electricity that may have come from nuclear power plants (but are not themselves owners of such plants).

Military Contracting

Major Prime Contractors. The Fund does not buy or hold companies that derive 5% or more of revenues from weapons-related contracts. Although this screen permits the Fund to invest in companies that derive less than 5% of revenues from weapons contracts, the Fund generally avoids large military contractors that have weapons-related contracts that total less than 5% of revenues but are, nevertheless, large in dollar value and exclusively designed for weapons-related activities. While it is often difficult to obtain precise weapons contracting figures, the Fund will make a good faith effort to do so.

Non-Weapons-Related Sales to the Department of Defense. The Fund does not buy or hold companies that derive their total revenue primarily from non-consumer sales to the Department of Defense (“DoD”).

In some cases, it is difficult to clearly distinguish between contracts that are weapons-related and those that are not. For example, is jet fuel for fighter aircraft a weapons-related product? The Fund has decided to treat jet fuel as a civilian product and may buy or hold a company that produces it. The Fund will use its best judgment in making such determinations.

The Fund may buy or hold companies that:

•	have some minor military business;
•	have some contracts with the DoD for goods and services that are clearly not weapons-related; or
•	manufacture computers, electric wiring, and semiconductors or that provide telecommunications systems (in the absence of information that these products and services are weapons-related).

Firearms

Manufacturers. The Fund does not buy or hold companies that produce firearms such as pistols, revolvers, rifles, shotguns, or sub-machine guns. The Fund will also not buy or hold companies that produce small arms ammunition.

Retailers. The Fund does not buy or hold companies that derive a majority of revenues from the wholesale or retail distribution of firearms or small arms ammunition.

Environment

Best of Class Approach

The Fund seeks to invest in companies that have demonstrated a commitment to environmental stewardship. Among other things, it will look for companies:

•	that have integrated environmental management systems;
•	that have measurably reduced their Toxic Release Inventory (TRI) emissions to air, land, or water (on-and off-site releases);
•	whose TRI emissions are substantially lower than their peers;
•	that participate in voluntary environmental initiatives led by governmental agencies such as the Environmental Protection Agency, non-industry organizations, or community groups;
•

that are committed to the public disclosure of corporate environmental information, such as signatories to CERES (Coalition for Environmentally Responsible Economies) or participants in the GRI (Global Reporting Initiative); or

•	have innovative processes or products that offer an environmental benefit.

Environmental Risk

The Fund seeks to avoid companies whose products it has determined pose unacceptable levels of environmental risk. To that end, the Fund does not buy or hold companies that:

•	are major manufacturers of hydrochloroflurocarbons, bromines, or other ozone-depleting chemicals;
•	are major manufacturers of pesticides or chemical fertilizers;
•	operate in the gold mining industry; or
•	design, market, own, or operate nuclear power plants (see Nuclear Power section).

The Fund seriously considers a company’s environmental liabilities, both accrued and unaccrued, as a measure of environmental risk. It views public disclosure of these liabilities as a positive step.

Regulatory Problems

The Fund seeks to avoid companies with involvement in major environmental controversies. It will look at a combination of factors in this area and will decide if, on balance, a company qualifies for investment. Negative factors may include:

•	environmental fines or penalties issued by a state or federal agency or court over the most recent three calendar years; and/or
•	highly publicized community environmental lawsuits or controversies.

Positive factors may include:

•	good environmental management systems;
•	progress in implementing environmental programs; and
•	public disclosure of environmental policies, goals, and progress toward those goals.

If a company already held in the Fund becomes involved in an environmental controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

Diversity

The Fund strives to invest in companies that are leaders in promoting diversity in the workplace. Among other things, it will look for companies that:

•	promote women and people of color into senior line positions;
•	appoint women and people of color to their boards of directors;
•	offer diversity training and support groups;
•	purchase goods and services from women- and minority-owned firms; and
•	have implemented innovative hiring, training, or other programs for women, people of color, and/or the disabled, or otherwise have a superior reputation in the area of diversity.

The Fund attempts to avoid companies with recent major discrimination lawsuits related to gender, race, disability, or sexual orientation. In general, the Fund does not buy companies:

•	that are currently involved in unsettled major class action discrimination lawsuits;
•	that are currently involved in unsettled major discrimination lawsuits involving the U.S. Department of Justice or the EEOC (Equal Employment Opportunity Commission); or
•	with exceptional historical patterns of discriminatory practices.

Although the Fund views companies involved in non-class action discrimination lawsuits and/or lawsuits that have been settled or ruled upon with some concern, it may buy or hold such companies. These types of lawsuits will be given particular weight if a company does not have a strong record of promoting diversity in the workplace.

While the Fund encourages companies to have diverse boards of directors and senior management, the absence of women and minorities in these positions does not warrant a company’s exclusion from the Fund.

If a company already held in the Fund becomes involved in a discrimination controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

Employment and Workplace Practices

The Fund endeavors to invest in companies whose employment and workplace practices are considered progressive. Among other things, it will look for companies that:

•

offer benefits such as maternity leave that exceeds the 12 unpaid weeks mandated by the federal government; paid maternity leave; paternity leave; subsidized child and elder care (particularly for lower-paid staff); flexible spending accounts with dependent care options; flextime or job-sharing arrangements; phaseback for new mothers; adoption assistance; a full time work/family benefits manager; and/or health and other benefits for same-sex domestic partners of its employees;

•	have taken extraordinary steps to treat their unionized workforces fairly; and
•

have exceptional workplace safety records, particularly Occupational Safety and Health Administration Star certification for a substantial number of its facilities and/or a marked decrease in their lost time accidents and workers compensation rates.

The Fund will seek to avoid investing in companies that have:

•	demonstrated a blatant disregard for worker safety; or
•	historically had poor relations with their unionized workforces, including involvement in unfair labor practices, union busting, and denying employees the right to organize.

Although the Fund is deeply concerned about the labor practices of companies with international operations, it may buy or hold companies that are currently or have been involved in related controversies. The Fund recognizes that it is often difficult to obtain accurate and consistent information in this area; however, it will seek to include companies that are complying with or exceeding International Labour Organization standards.

Community Relations

The Fund believes that it is important for companies to have positive relations with the communities in which they are located – communities of all races and socio-economic status. It will seek to invest in companies that:

•	have open communications within the communities in which they operate;

•	make generous cash donations to charitable organizations, particularly multi-year commitments to local community groups; and
•	offer incentives (such as paid time off) to employees to volunteer their time with charitable organizations.

The Fund seeks to avoid companies with involvement in recent environmental controversies that have significantly affected entire communities (See Environment, Regulatory Problems). The Fund will be particularly stringent with companies that do not have positive relations with the communities in which they operate.

If a company already held in the Fund becomes involved in a community controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

Product Safety

The Fund seeks to avoid companies whose products have negative public health implications. Among other things, the Fund will consider:

•	the nature of a company’s products; or
•	whether a company has significant (already accrued or settled lawsuits) or potentially significant (pending lawsuits or settlements) product liabilities.

General

Corporate Actions. If a company held in the Fund subsequently becomes involved in tobacco, alcohol, gambling, weapons, or nuclear power (as described above) through a corporate acquisition or change of business strategy, and no longer satisfies the Social Investment Guidelines, the Fund will eliminate the position at the time deemed appropriate by the Fund given market conditions. The Fund will divest such companies whether or not they have taken strong positive initiatives in the other social issue areas that the Fund considers.

Ownership. The Fund does not buy or hold companies that are majority owned by companies that are excluded by its Social Investment Guidelines.

PERFORMANCE INFORMATION

Each Fund’s performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor’s original cost.

CERTAIN RISK CONSIDERATIONS

Although each Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees
John Cannon (1930)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	47

Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund (1992 to 2009).

Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	47	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	47

Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	47

Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Robert A. Kavesh (1927)	Trustee since 1986	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	47

Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (1960)	Trustee since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	47	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.
Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	47

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	47

Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Edward I. O’Brien (1928)	Trustee since 1993	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	47	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.
Cornelius T. Ryan (1931)	Trustee since 1982	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	47	None.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	47

Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	47	None.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger Berman, since 2009; Chief Executive Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director,   Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) (“NBFI”) since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management division, 2006 to 2009; formerly, member of LBHI's Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

			47

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.	47	Chairman of the Board, Staten Island Mental Health Society since 2008.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Jack L. Rivkin* (1940)	Trustee since 2002; President from 2002 to 2008

Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger Berman, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.

47

Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1997; formerly Director, New York Society of Security Analysts (2006 to 2008).

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the Trust’s Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*

Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NB Management, Neuberger Berman and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of NB Management and an officer of Neuberger Berman.

Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002

Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; formerly, Vice President, Neuberger Berman, 2002 to 2006; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; Executive Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008); Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, one since 2005 and one since 2006).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Executive Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008

Senior Vice President, Neuberger Berman, since 2006; formerly, Vice President, Neuberger Berman, 2002 to 2006; Vice President, NB Management, since 2008 and Employee since 1991; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (eight since 2003, two since 2004, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1992; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002

Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2005 and one since 2006); formerly, Assistant Treasurer, ten registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008

Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2005; formerly, Senior Vice President, Neuberger Berman, 2003 to 2005; formerly, Vice President, Neuberger Berman, 1999 to 2003; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2006; formerly, Senior Vice President, Neuberger Berman, 2004 to 2006; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2005 and one since 2006); formerly, Senior Vice President, Lehman Brothers Inc., 2007 to 2008; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund’s advisory and sub-advisory contracts and other principal contracts. It is the Trust’s policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not “interested persons” of NB Management (including its affiliates) or the Trust (“Independent Fund Trustees”). The Board of Trustees has established several standing committees to oversee particular aspects of the Funds’ management. The standing committees of the Board of Trustees are described below.

Audit Committee. The Audit Committee’s purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Funds’ and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds’ independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent registered public accounting firms; and (e) to act as a liaison between the Funds’ independent registered public accounting firms and the full Board. Its members are Martha C. Goss, George W. Morriss (Vice Chair), Cornelius T. Ryan (Chair), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met seven times.

Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust’s principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chair), Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf, and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met four times.

Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust’s Chief Compliance Officer (“CCO”). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee’s primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chair), Faith Colish, C. Anne Harvey, Michael M. Knetter, Howard A. Mileaf (Vice Chair) and Edward I. O’Brien. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met four times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Robert Conti, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip (Chair) and Candace L. Straight. All members except for Mr. Conti are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee did not meet.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chair), Robert A. Kavesh, Michael M. Knetter (Vice Chair), Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2008, the Committee met once.

Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O’Brien, Jack L. Rivkin (Vice Chair), Cornelius T. Ryan and Peter P. Trapp (Chair). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met three times.

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish (Vice Chair), George W. Morriss, Jack L. Rivkin, Cornelius T. Ryan and Candace L. Straight (Chair). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met six times.

The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. Prior to January 1, 2008, for serving as a trustee of the fund family, each Independent Fund Trustee received an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attended in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees determined whether a fee was warranted, provided, however, that no fee was normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board’s Audit Committee received $5,000 per year and each member of the Audit Committee, including the Chair, received $1,000 for each Audit Committee meeting he or she attended in-person or by telephone. No additional compensation was provided for service on any other Board committee. The Lead Independent Trustee received an additional $20,000 per year.

Effective January 1, 2008, the compensation of each Independent Fund Trustee has been restructured. For serving as a trustee of the funds in the fund family, each Independent Fund Trustee and each Interested Trustee who is not an employee of NB Management receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee Chair will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year. No additional compensation is provided for service on a Board committee. The Chair who is also an Independent Fund Trustee receives an additional $35,000 per year.

The funds in the fund family reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

TABLE OF COMPENSATION

FOR FISCAL YEAR ENDED 8/31/08

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
John Cannon Trustee	$49,240	$134,610
Faith Colish Trustee	$49,240	$134,610
Martha C. Goss Trustee	$48,374	$132,593
C. Anne Harvey Trustee	$49,240	$134,610
Robert A. Kavesh Trustee	$47,347	$129,610
Michael M. Knetter Trustee	$47,347	$129,610
Howard A. Mileaf Trustee	$48,374	$132,593
George W. Morriss Trustee	$50,267	$137,593
Edward I. O’Brien Trustee	$47,347	$129,610
Cornelius T. Ryan Trustee	$50,777	$139,071
Tom D. Seip Trustee	$58,390	$160,006
Candace L. Straight Trustee	$49,240	$134,610
Peter P. Trapp Trustee	$52,160	$142,593
Fund Trustees who are “Interested Persons”
Joseph V. Amato Trustee	N/A*	N/A*
Robert Conti President, Chief Executive Officer and Trustee	N/A*	N/A*

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Jack L. Rivkin Trustee	$3,725	$10,000

* Mr. Conti became a Fund Trustee in December 2008 and Mr. Amato became a Fund Trustee in March 2009.

As of November 30, 2008, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record 1% of the outstanding shares of the Trust Class of Neuberger Berman Small and Mid Cap Growth Fund and less than 1% of the outstanding shares of each Class of each other Fund. In addition, on May 1, 2009, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Class of Neuberger Berman Guardian Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund.

Ownership of Securities

Set forth below is the dollar range of equity securities owned by each Fund Trustee as of December 31, 2007, except for holdings in Neuberger Berman Guardian Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund, which are as of December 31, 2008.

	Focus Fund	Genesis Fund	Guardian Fund	Int’l Fund	Int’l Inst’l Fund	Int’l Large Cap Fund	Large Cap Disciplined Growth	Mid Cap Growth Fund	Partners Fund	Real Estate Fund	Regency Fund	Select Equities	Small & Mid Cap Growth Fund	Small Cap Growth Fund	Socially Resp. Fund
Independent Fund Trustees
John Cannon	A	A	A	A	A	A	C	C	A	A	B	A	A	A	D
Faith Colish	B	D	B	B	A	C	B	A	B	B	B	A	A	B	B
Martha C. Goss	A	A	A	A	A	C	A	A	A	A	A	A	A	A	A
C. Anne Harvey	A	A	A	A	A	A	A	A	A	A	A	A	A	A	C
Robert A. Kavesh	C	A	A	A	A	A	A	A	A	A	A	A	A	C	A
Michael M. Knetter	A	A	A	A	A	A	A	C	A	A	A	A	A	A	C
Howard A. Mileaf	B	A	A	A	A	A	A	A	A	B	B	A	A	A	A
George W. Morriss	A	A	C	A	A	A	A	A	A	A	A	A	A	C	A
Edward I. O’Brien	C	D	C	A	A	A	A	D	E	A	A	A	A	A	A
Cornelius T. Ryan	A	A	A	A	A	C	A	A	A	A	A	A	A	A	A
Tom D. Seip	A	A	A	D	A	A	C	A	E	A	C	A	A	C	C
Candace L. Straight	A	E	E	E	A	A	A	E	E	A	A	A	A	A	A
Peter P. Trapp	A	E	C	B	A	A	A	C	A	A	C	A	A	A	A
Fund Trustees who are “Interested Persons”
Joseph V. Amato	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A
Robert Conti	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A
Jack L. Rivkin	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A

A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the fund family as of December 31, 2008.

Name of Fund Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies*
Independent Fund Trustees
John Cannon	E
Faith Colish	E
Martha C. Goss	C
C. Anne Harvey	D
Robert A. Kavesh	E
Michael M. Knetter	D
Howard A. Mileaf	E
George W. Morriss	D
Edward I. O’Brien	E
Cornelius T. Ryan	E
Tom D. Seip	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E
Robert Conti	E
Jack L. Rivkin	C

* Valuation as of December 31, 2008.

A = None B = $1-$10,000 C = $10,001 - $50,000 D = $50,001-$100,000 E = over $100,000

Independent Fund Trustees Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NB Management serves as the investment manager to all the Funds pursuant to a management agreement with the Trust, dated May 4, 2009 (“Management Agreement”).

The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds’ assets. The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.

NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust. See “Trustees and Officers.” Each Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.

NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Funds pursuant to nine administration agreements with the Trust, one for Investor Class dated May 4, 2009, two for Trust Class dated May 4, 2009, one for Advisor Class dated May 4, 2009, two for Institutional Class dated May 4, 2009, one for Class A dated May 4, 2009, one for Class C dated May 4, 2009 and one for Class R3 dated May 15, 2009 (each an “Administration Agreement”). For such administrative services, each Class of a Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.

Under each Administration Agreement, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

From time to time, NB Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of

Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Funds intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.

The Management Agreement continues until October 31, 2010. The Management Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in that Fund. The Administration Agreement continues until October 31, 2010. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Management and Administration Fees

For investment management services, each Fund (except Neuberger Berman Genesis, International, International Institutional, Real Estate and Small Cap Growth Funds) pays NB Management a fee at the annual rate of 0.550% of the first $250 million of that Fund’s average daily net assets, 0.525% of the next $250 million, 0.500% of the next $250 million, 0.475% of the next $250 million, 0.450% of the next $500 million, 0.425% of the next $2.5 billion, and 0.400% of average daily net assets in excess of $4 billion.

Neuberger Berman Genesis Fund and Neuberger Berman Small Cap Growth Fund pay NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund’s average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million and 0.65% of average daily net assets in excess of $1 billion.

Neuberger Berman International Fund and Neuberger Berman International Institutional Fund each pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund’s average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75%

of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion.

Neuberger Berman Real Estate Fund pays NB Management a fee for investment management services at the annual rate of 0.80% of the Fund’s average daily net assets.

For administrative services, the Investor Class of each Fund pays NB Management a fee at the annual rate of 0.26% of that Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services.

During the fiscal years ended August 31, 2008, 2007 and 2006, the Investor Class of each Fund accrued management and administration fees as follows:

Investor Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31,

	2008	2007	2006
Focus	$6,897,362	$8,248,216	$8,628,475
Genesis	$19,196,299	$17,710,812	$17,680,906
Guardian	$10,215,440	$10,965,165	$10,628,489
International	$5,744,791	$7,943,497	$8,404,302
Large Cap Disciplined Growth	$91,037	$85,191	$87,051
Mid Cap Growth	$3,468,750	$3,227,429	$2,898,453
Partners	$16,378,739	$16,101,918	$14,861,648
Regency	$677,977	$846,368	$886,037
Small Cap Growth	$1,495,560	$555,792	$551,865
Socially Responsive	$6,014,705	$4,754,833	$3,193,275

For administrative services, the Trust and Advisor Class of each Fund each pays NB Management a fee at the annual rate of 0.40% of that Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services. (A portion of this compensation may be derived from the Rule 12b-1 fee paid to NB Management by this Class of certain Funds; see “Distribution Arrangements,” below.)

During the fiscal years ended August 31, 2008, 2007 and 2006, the Trust Class of each Fund accrued management and administration fees as follows:

Trust Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31,

	2008	2007	2006

Focus	$517,278	$910,335	$1,271,484

Genesis	$50,464,317	$56,791,628	$70,941,287

Guardian	$1,004,817	$1,294,964	$1,476,830

International	$7,323,460	$10,182,061	$7,118,563

International Large Cap	$521,955	$263,003	$4,346*

Mid Cap Growth	$119,336	$78,594	$67,455

Partners	$9,421,031	$9,219,947	$6,956,601

Real Estate	$699,762	$1,482,001	$740,837

Regency	$509,184	$604,500	$507,537

Small & Mid Cap Growth	$81,087	$61,998***	N/A**

Small Cap Growth	$309,629	$51,020	$41,609

Socially Responsive	$3,279,592	$2,857,298	$1,745,287

*From August 1, 2006 (commencement of operations) to August 31, 2006.

**No data available because this Class of the Fund had not yet commenced operations.

***From September 5, 2006 (commencement of operations) to August 31, 2007.

During the fiscal years ended August 31, 2008, 2007 and 2006, the Advisor Class of each Fund accrued management and administration fees as follows:

Advisor Class	Management and Administration Fees Accrued for Fiscal Years Ended August 31,

	2008	2007	2006
Focus	$180,952	$242,996	$287,741
Genesis	$5,930,182	$6,001,770	$7,395,821
Guardian	$8,499	$11,025	$8,994
Mid Cap Growth	$22,925	$9,356	$12,026
Partners	$5,031,078	$5,724,420	$3,161,269
Small Cap Growth	$122,994	$35,178	$20,989

For administrative services, the Institutional Class of each Fund pays NB Management a fee at the annual rate of 0.15% of that Fund’s average daily net assets, plus out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services. In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.

During the fiscal years ended August 31, 2008, 2007 and 2006, the Institutional Class of each Fund accrued management and administration fees as follows:

Institutional Class@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,

	2008	2007	2006
Genesis	$33,586,170	$23,185,292	$17,059,686
International Inst’l	$4,955,720	$5,964,856	$3,230,675
International Large Cap	$957,878	$480,347*	N/A^
Mid Cap Growth	$158,292	$44,639**	N/A^
Partners	$905,263	$819,183	$23,948***
Real Estate[1]	$1,705	N/A^	N/A^
Select Equities	$10,843****	N/A^	N/A^
Small Cap Growth[2]	$18,091	N/A^	N/A^
Socially Responsive[3]	$287,662	N/A^	N/A^

@ As of August 31, 2008, the Institutional Class of Neuberger Berman Focus Fund, Neuberger Berman Guardian Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Regency Fund and Neuberger Berman Small and Mid Cap Growth Fund had not yet commenced operations. Therefore, there is no data to report.

* From October 6, 2006 (commencement of operations) to August 31, 2007.

** From April 19, 2007 (commencement of operations) to August 31, 2007.

*** From June 7, 2006 (commencement of operations) to August 31, 2006.

**** From December 20, 2007 (commencement of operations) to August 31, 2008.

(1) From June 4, 2008 (commencement of operations) to August 31, 2008.

(2) From April 1, 2008 (commencement of operations) to August 31, 2008.

(3) From November 28, 2007 (commencement of operations) to August 31, 2008.

^ No data available because this Class of the Fund had not yet commenced operations.

For administrative services, Class A and Class C of each Fund pays NB Management a fee at the annual rate of 0.26% of the Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services. (A portion of this compensation may be derived from the Rule 12b-1 fee paid to NB Management by this Class of each Fund; see “Distribution Arrangements,” below.)

During the fiscal years ended August 31, 2008, 2007 and 2006, Class A of each Fund accrued management and administration fees as follows:

Class A@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,

	2008	2007	2006
International Lg. Cap	$4,530*	N/A^	N/A^
Select Equities	$10,926*	N/A^	N/A^

@ As of August 31, 2008, Class A of Neuberger Berman Guardian Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund had not yet commenced operations. Therefore, there is no data to report.

* From December 20, 2007 (commencement of operations) to August 31, 2008.

^ No data available because this Class of the Fund had not yet commenced operations.

During the fiscal years ended August 31, 2008, 2007 and 2006, Class C of each Fund accrued management and administration fees as follows:

Class C@	Management and Administration Fees Accrued for Fiscal Years Ended August 31,

	2008	2007	2006
International Lg. Cap	$584*	N/A^	N/A^
Select Equities	$1,606*	N/A^	N/A^

@ As of August 31, 2008, Class C of Neuberger Berman Guardian Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund had not yet commenced operations. Therefore, there is no data to report.

* From December 20, 2007 (commencement of operations) to August 31, 2008.

^ No data available because this Class of the Fund had not yet commenced operations.

For administrative services, Class R3 of each Fund pays NB Management a fee at the annual rate of 0.26% of the Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services. (A portion of this compensation may be derived from the Rule 12b-1 fee paid to NB Management by this Class of each Fund; see “Distribution Arrangements,” below.)

Contractual Expense Limitations

NB Management has contractually undertaken, during the respective period noted below, to forgo current payment of fees and/or reimburse annual operating expenses of each Class of each Fund listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) (“Operating Expenses”) do not exceed the rate per annum noted below (“Expense Limitation”).

Each Fund listed below has agreed to repay NB Management out of assets attributable to its respective Class noted below for any fees forgone by NB Management under the Expense Limitation or any Operating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause that Class’ Operating Expenses to exceed the respective annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

With respect to any Fund, the appropriateness of these undertakings is determined on a Fund-by-Fund and Class-by-Class basis.

Fund	Class	Limitation Period	Expense Limitation
Focus	Trust	08/31/2012	1.50%
	Advisor	08/31/2019	1.50%
	Institutional	08/31/2012	0.75%
Genesis	Trust	08/31/2012	1.50%
	Advisor	08/31/2019	1.50%
	Institutional	08/31/2019	0.85%
Guardian	Trust	08/31/2012	1.50%
	Advisor	08/31/2019	1.50%
	Institutional	08/31/2012	0.75%
	A	08/31/2013	1.11%
	C	08/31/2013	1.86%
	R3	08/31/2013	1.36%
International	Investor	08/31/2012	1.40%
	Trust	08/31/2019	2.00%
International Institutional	Institutional	08/31/2019	0.85%
International Large Cap	Trust	08/31/2012	1.25%
	Institutional	08/31/2012	0.90%
	A	08/31/2012	1.30%
	C	08/31/2012	2.00%
	R3	08/31/2013	1.51%
Large Cap Disciplined Growth	Investor	08/31/2015	1.11%
	Institutional	08/31/2013	0.75%
	A	08/31/2013	1.11%
	C	08/31/2013	1.86%
	R3	08/31/2013	1.36%
Mid Cap Growth	Trust	08/31/2012	1.50%
	Advisor	08/31/2019	1.50%
	Institutional	08/31/2012	0.75%

	A	08/31/2013	1.11%
	C	08/31/2013	1.86%
	R3	08/31/2013	1.36%
Partners	Trust	08/31/2012	1.50%
	Advisor	08/31/2019	1.50%
	Institutional	08/31/2012	0.70%
Real Estate	Trust	08/31/2019	1.50%
	Institutional	08/31/2019	0.85%
Regency	Investor	08/31/2019	1.50%
	Trust	08/31/2019	1.25%
	Institutional	08/31/2012	0.85%
Select Equities	A	08/31/2012	1.20%
	C	08/31/2012	1.95%
	Institutional	08/31/2012	0.75%
Small & Mid Cap Growth	Trust	08/31/2012	1.10%
	Institutional	08/31/2012	0.75%
Small Cap Growth	Investor	08/31/2019	1.30%
	Trust	08/31/2019	1.40%
	Advisor	08/31/2019	1.60%
	Institutional	08/31/2012	0.90%
	A	08/31/2013	1.26%
	C	08/31/2013	2.01%
	R3	08/31/2013	1.51%
Socially Responsive	Trust	08/31/2012	1.50%
	Institutional	08/31/2012	0.75%
	A	08/31/2013	1.11%
	C	08/31/2013	1.86%
	R3	08/31/2013	1.36%

NB Management reimbursed each Class of each Fund listed below the following amount of expenses pursuant to each Fund’s contractual arrangement:

	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2008	2007	2006
Focus – Investor Class	$0	$0	$0
Focus – Advisor	$0	$0	$0
Focus – Institutional Class	$0	$0	$0
Genesis – Trust Class	$0	$0	$0
Genesis – Advisor Class	$0	$0	$0
Genesis – Institutional Class	$0	$0	$0
Guardian – Trust Class	$0	$0	$0

Guardian – Institutional Class	$0	$0	$0
Guardian – Advisor Class	$18,491	$16,816	$16,546
International – Investor Class	$0	$0	$0
International – Trust Class	$0	$0	$0
International Institutional – Institutional Class	$1,304,181	$1,588,898	$1,114,659
International Large Cap – Trust Class	$51,118	$63,756	$165,601
International Large Cap – Institutional Class	$63,922	$64,891	$0
International Large Cap – Class A	$1,930	$0	$0
International Large Cap – Class C	$1,475	$0	$0
Large Cap Disciplined Growth – Investor Class	$144,962	$98,946	$109,822
Mid Cap Growth – Advisor Class	$21,479	$18,886	$17,364
Mid Cap Growth – Institutional Class	$5,692	$18,664	$0
Mid Cap Growth – Trust Class	$0	$0	$0
Partners – Trust Class	$0	$0	$0
Partners – Advisor Class	$0	$0	$0
Partners – Institutional Class	$0	$0	$10,130
Real Estate – Trust Class	$202,213	$126,728	$246,578
Real Estate – Institutional Class	$1,565	$0	$0
Regency – Trust Class	$64,085	$45,898	$38,694
Regency – Investor Class	$0	$0	$0
Regency – Institutional Class	$0	$0	$0
Select Equities – Class A	$36,737	$0	$0
Select Equities – Class C	$10,276	$0	$0
Select Equities – Institutional Class	$204,528	$0	$0
Small & Mid Cap Growth – Trust Class	$156,067	$167,603	$0
Small & Mid Cap Growth – Institutional Class	$0	$0	$0
Small Cap Growth – Investor Class	$167,399	$242,097	$141,506
Small Cap Growth – Trust Class	$61,978	$34,251	$27,860
Small Cap Growth – Advisor Class	$36,185	$28,271	$25,052
Small Cap Growth – Institutional Class	$3,615	$0	$0
Socially Responsive – Trust Class	$0	$0	$0
Socially Responsive – Institutional Class	$8,868	$0	$0

Each Class of each Fund listed below repaid NB Management the following amounts of expenses that NB Management reimbursed to each Class.

	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2008	2007	2006
Genesis - Institutional Class	$0	$0	$124,980
International – Investor Class	$0	$0	$98,054
International – Trust Class	$0	$0	$27,679
Partners – Institutional Class	$0	$10,130	$0

Voluntary Expense Limitations

In addition, NB Management has voluntarily undertaken to forgo current payment of fees and/or reimburse certain expenses of each Class of each Fund as listed below. Each undertaking, which is terminable by NB Management upon notice to the Fund, is in addition to the contractual undertaking described above.

Fund	Class	Voluntary Expense Limitation

Real Estate	Trust	0.99%
International Institutional	Institutional	0.80%

The table below shows the amounts reimbursed by NB Management pursuant to these voluntary arrangements:

	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2008	2007	2006
Real Estate – Trust Class	$297,429	$608,584	$230,962
International Institutional – Institutional Class	$250,256	$149,699	--

Sub-Adviser

NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Fund pursuant to a sub-advisory agreement dated May 4, 2009 (“Sub-Advisory Agreement”).

The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.

The Sub-Advisory Agreement continues until October 31, 2010 and is renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in that Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days’ prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to each Fund if it is assigned or if the Management Agreement terminates with respect to that Fund.

Portfolio Manager Information

Accounts Managed

The table below lists the Portfolio Manager(s) of each Fund and the Funds for which the Portfolio Manager has day-to-day management responsibility.

Portfolio Manager	Fund(s) Managed
John J. Barker	Neuberger Berman Large Cap Disciplined Growth Fund
Michael L. Bowyer	Neuberger Berman Genesis Fund
David H. Burshtan	Neuberger Berman Small and Mid Cap Growth Fund Neuberger Berman Small Cap Growth Fund
Robert W. D’Alelio	Neuberger Berman Genesis Fund
Ingrid S. Dyott	Neuberger Berman Guardian Fund Neuberger Berman Socially Responsive Fund
Lawrence K. Fisher	Neuberger Berman Large Cap Disciplined Growth Fund
Daniel J. Fletcher	Neuberger Berman Large Cap Disciplined Growth Fund
Brian Jones*	Neuberger Berman Real Estate Fund
Kristina Kalebich	Neuberger Berman Small and Mid Cap Growth Fund
Gerald P. Kaminsky	Neuberger Berman Select Equities Fund
Michael J. Kaminsky	Neuberger Berman Select Equities Fund
Sajjad S. Ladiwala	Neuberger Berman Guardian Fund Neuberger Berman Socially Responsive Fund

David Levine	Neuberger Berman Focus Fund
Arthur Moretti	Neuberger Berman Guardian Fund Neuberger Berman Socially Responsive Fund
S. Basu Mullick	Neuberger Berman Partners Fund Neuberger Berman Regency Fund
Brett S. Reiner	Neuberger Berman Genesis Fund
Daniel D. Rosenblatt	Neuberger Berman Large Cap Disciplined Growth Fund
Mindy Schwartzapfel	Neuberger Berman Select Equities Fund
Benjamin Segal	Neuberger Berman International Fund Neuberger Berman International Institutional Fund Neuberger Berman International Large Cap Fund
Steve Shigekawa	Neuberger Berman Real Estate Fund
Mamundi Subhas**	Neuberger Berman Guardian Fund Neuberger Berman Socially Responsive Fund
Kenneth J. Turek	Neuberger Berman Mid Cap Growth Fund Neuberger Berman Small and Mid Cap Growth Fund
Judith M. Vale	Neuberger Berman Genesis Fund
Richard M. Werman	Neuberger Berman Select Equities Fund

* Brian Jones began to co-manage Neuberger Berman Real Estate Fund as of October 24, 2008.
** Mamundi Subhas began to co-manage Neuberger Berman Guardian Fund and Neuberger Berman Socially Responsive Fund as of December 19, 2008.

The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of August 31, 2008.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
John J. Barker

Registered Investment Companies*	2	$30	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	687	$7,428	-	-

Michael L. Bowyer
Registered Investment Companies*	1	$12,623	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	39	$2,565	-	-

David H. Burshtan
Registered Investment Companies*	3	$335	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	4	$395	-	-

Robert W. D’Alelio
Registered Investment Companies*	1	$12,623	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	39	$2,565	-	-

Ingrid S. Dyott
Registered Investment Companies*	4	$4,200	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	281	$1,584	-	-

Lawrence K. Fisher
Registered Investment Companies*	2	$30	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	687	$7,428	-	-

Daniel J. Fletcher
Registered Investment Companies*	2	$30	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	687	$7,428	-	-

Brian Jones****
Registered Investment Companies*	3	$1,415	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	10	$128	-	-

Kristina Kalebich
Registered Investment Companies*	1	$8	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	-	-	-	-

Gerald P. Kaminsky
Registered Investment Companies*	1	$8	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	4,203	$11,058	-	-

Michael J. Kaminsky
Registered Investment Companies*	1	$8	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	4,203	$11,058	-	-

Sajjad S. Ladiwala
Registered Investment Companies*	4	$4,200	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	281	$1,584	-	-

David Levine
Registered Investment Companies*	1	$854	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	8	$76	-	-

Arthur Moretti
Registered Investment Companies*	4	$4,200	-	-

Other Pooled Investment Vehicles***	-	-	-	-
Other Accounts**	281	$1,584	-	-

S. Basu Mullick
Registered Investment Companies*	4	$4,777	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	8	$2,053	-	-

Brett S. Reiner
Registered Investment Companies*	1	$12,623	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	39	$2,565	-	-

Daniel Rosenblatt
Registered Investment Companies*	2	$30	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	687	$7,428	-	-

Mindy Schwartzapfel
Registered Investment Companies*	1	$8	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	4,203	$11,058	-	-

Benjamin Segal
Registered Investment Companies*	4	$1,677	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	21	$6,588	-	-

Steve Shigekawa
Registered Investment Companies*	3	$1,415	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	10	$128	-	-

Mamundi Subhas*****
Registered Investment Companies*	4	$2,915	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	281	$1,584	-	-

Kenneth J. Turek
Registered Investment Companies*	4	$1,259	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	8	$849	-	-

Judith M. Vale
Registered Investment Companies*	1	$12,623	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	39	$2,565	-	-

Richard M. Werman
Registered Investment Companies*	1	$8	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	4,203	$11,058	-	-

*Registered Investment Companies include all mutual funds managed by the Portfolio Manager, including the Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).
***As of December 3, 2007, Arthur Moretti began to manage an unregistered investment company that employs a 130/30 long-short strategy. The advisory fee for this account is performance-based.
**** Information provided as of October 24, 2008. As of October 24, 2008, Brian Jones began to co-manage Neuberger Berman Real Estate Fund.
***** Information provided as of December 19, 2008. As of December 19, 2008, Mamundi Subhas began to co-manage Neuberger Berman Guardian Fund and Neuberger Berman Socially Responsive Fund.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund, and which may include transactions that are directly contrary to the positions taken by a Fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a Fund it manages also invests. In such as case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all Funds or accounts for which the Portfolio Manager is responsible.

NB Management, Neuberger Berman and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

A portion of the compensation paid to each Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers’ compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Holdings LLC’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a “finder’s fee” or “referral fee” paid to a third party). To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

In addition, Portfolio Managers who also manage hedge funds may receive a percentage of yearly pre-tax revenue generated from the management and incentive fees paid by hedge fund investors.

NB Management’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager, as of August 31, 2008, in the Fund(s) that the Portfolio Manager manages.

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
John J. Barker	Neuberger Berman Large Cap Disciplined Growth Fund	E
Michael L. Bowyer	Neuberger Berman Genesis Fund	A
David H. Burshtan	Neuberger Berman Small and Mid Cap Growth Fund	A
	Neuberger Berman Small Cap Growth Fund	E
Robert W. D’Alelio	Neuberger Berman Genesis Fund	E
Ingrid S. Dyott	Neuberger Berman Guardian Fund	E
	Neuberger Berman Socially Responsive Fund	F
Lawrence K. Fisher	Neuberger Berman Large Cap Disciplined Growth Fund	D
Daniel J. Fletcher	Neuberger Berman Large Cap Disciplined Growth Fund	A
Brian Jones*	Neuberger Berman Real Estate Fund	A
Kristina Kalebich	Neuberger Berman Small and Mid Cap Growth Fund	A

Gerald P. Kaminsky	Neuberger Berman Select Equities Fund	A
Michael J. Kaminsky	Neuberger Berman Select Equities Fund	A
Sajjad S. Ladiwala	Neuberger Berman Guardian Fund	E
	Neuberger Berman Socially Responsive Fund	E
David Levine	Neuberger Berman Focus Fund	C
Arthur Moretti	Neuberger Berman Guardian Fund	F
	Neuberger Berman Socially Responsive Fund	F
S. Basu Mullick	Neuberger Berman Partners Fund	G
	Neuberger Berman Regency Fund	D
Brett S. Reiner	Neuberger Berman Genesis Fund	A
Daniel Rosenblatt	Neuberger Berman Large Cap Disciplined Growth Fund	E
Mindy Schwartzapfel	Neuberger Berman Select Equities Fund	A
Benjamin Segal	Neuberger Berman International Fund	A
	Neuberger Berman International Institutional Fund	A
	Neuberger Berman International Large Cap Fund	A
Steve Shigekawa	Neuberger Berman Real Estate Fund	A
Mamundi Subhas**	Neuberger Berman Guardian Fund	E
	Neuberger Berman Socially Responsive Fund	D
Kenneth J. Turek	Neuberger Berman Mid Cap Growth Fund	E
	Neuberger Berman Small and Mid Cap Growth Fund	C
Judith M. Vale	Neuberger Berman Genesis Fund	G
Richard M. Werman	Neuberger Berman Select Equities Fund	A

* Information provided as of October 24, 2008. As of October 24, 2008, Brian Jones began to co-manage Neuberger Berman Real Estate Fund.

** Information provided as of December 12, 2008. As of December 12, 2008, Mamundi Subhas began to co-manage Neuberger Berman Guardian Fund and Neuberger Berman Socially Responsive Fund.

A = None	E = $100,001-$500,000

B = $1-$10,000	F = $500,001-$1,000,000

C = $10,001-$50,000	G = Over $1,000,001

D =$50,001-$100,000

Other Investment Companies Managed

The investment decisions concerning the Funds and the other registered investment companies managed by NB Management (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the Funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

The Funds are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Funds, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics

The Funds, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Funds’ Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Neuberger Berman

NB Management and Neuberger Berman are wholly owned by Neuberger Berman Group LLC (“NBG”). The directors, officers and/or employees of NB Management and Neuberger Berman, who are deemed “control persons,” all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Joseph Amato, and Robert Conti. Mr. Conti and Mr. Amato are Trustees and officers of the Trust.

Prior to May 4, 2009, the predecessor of NB Management and Neuberger Berman were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company.  On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code.  On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger’s business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger, the "Acquired Businesses") (the "Acquisition").  On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

The Acquisition closed on May 4, 2009, and the Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger's management team, and certain key members and senior professionals who are employed throughout the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

These events have not had a material impact on the Funds or their operations. NB Management and Neuberger Berman continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

DISTRIBUTION ARRANGEMENTS

Each Fund offers the classes of shares shown below:

Fund	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3
Focus	X	X	X	X
Genesis	X	X	X	X
Guardian	X	X	X	X	X	X	X
International	X	X
International Institutional				X
International Large Cap		X		X	X	X	X
Large Cap Disciplined Growth	X			X	X	X	X
Mid Cap Growth	X	X	X	X	X	X	X
Partners	X	X	X	X
Real Estate		X		X
Regency	X	X		X

Fund	Investor Class	Trust Class	Advisor Class	Institutional Class	Class A	Class C	Class R3
Select Equities				X	X	X
Small & Mid Cap Growth		X		X
Small Cap Growth	X	X	X	X	X	X	X
Socially Responsive	X	X		X	X	X	X

Distributor

NB Management serves as the distributor (“Distributor”) in connection with the offering of each Fund’s shares. Investor Class, Advisor Class, Trust Class and Institutional Class shares are offered on a no-load basis. Trust Class (with the exception of Neuberger Berman International Large Cap Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Small and Mid Cap Growth Fund, whose shares are also sold directly to investors), Advisor Class, Neuberger Berman Genesis Fund Institutional Class, Class R3, Class A and Class C (with the exception of Grandfathered Investors as defined in the Class A and Class C shares Prospectus) are available only through investment providers (“Institutions”) that have made arrangements with NB Management for shareholder servicing and administration and/or entered into selling agreements with NB Management.

In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds’ “principal underwriter” within the meaning of the 1940 Act. It acts as agent in arranging for the sale of each Fund’s Investor Class and Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of each Fund’s Advisor Class, Trust Class, Class A, Class C and Class R3 shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Funds’ shares. However, for Class A shares, the Distributor receives commission revenue consisting of the portion of Class A sales charge remaining after the allowances by the Distributor to Institutions. For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase. A Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions of Class C shares.

For each Fund that is sold directly to investors (currently the Funds in the Investor Class, certain Funds in the Trust and Institutional Classes and Class A shares for Grandfathered Investors as defined in the Class A and Class C shares Prospectus), the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds’ shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds’ shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to the Investor Class, the Institutional Class, and the Neuberger Berman International Institutional Fund, and a Distribution and Shareholder Services Agreement with respect to the Advisor Class, the Trust Class (except the Trust Class of Neuberger Berman Genesis, Neuberger Berman Mid Cap Growth and Neuberger Berman International Funds, as to which there is a Distribution Agreement), Class A, Class C and Class R3 (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2010. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund’s outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

Revenue Sharing

NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”).

Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, NB Management may pay for: placing the Funds on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Funds or of any particular share class of the Funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Fund.

In addition to the compensation described above, the Funds and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Funds with respect to those assets.

Distribution Plan (Trust Class Only)

The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to the Trust Class of Neuberger Berman Focus Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Small and Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund. The Plan provides that the Trust Class of each Fund will compensate NB Management for administrative and other services provided to the Trust Class of the Fund, its activities and expenses related to the sale and distribution of Trust Class shares, and ongoing services to investors in the Trust Class of the Fund. Under the Plan, NB Management receives from the Trust Class of each Fund a fee at the annual rate of 0.10% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Trust Class shares and/or provide services to the Trust Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Trust Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust Class’s plan complies with these rules.

The table below sets forth the amount of fees accrued for the Trust Class of the Funds indicated below:

Trust Class	Fiscal Year Ended August 31,
Fund	2008	2007	2006
Focus	$56,735	$101,064	$141,878
Guardian	$112,671	$146,083	$166,362
International Large Cap	$54,943	$27,644	$457*
Partners	$1,112,843	$1,087,127	$812,900
Real Estate	$58,319	$119,330	$59,267
Regency	$53,581	$63,726	$53,392
Small & Mid Cap Growth	$8,535	$6,526***	N/A**
Small Cap Growth	$24,767	$4,073	$3,330
Socially Responsive	$363,569	$312,189	$187,286

* From August 1, 2006 (commencement of operations) to August 31, 2006.
** No data available because this Class of the Fund had not yet commenced operations.
*** From September 5, 2006 to August 31, 2007.

Distribution Plan (Advisor Class Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to the Advisor Class of each Fund offering Advisor Class shares. The Plan provides that the Advisor Class of each Fund will compensate NB Management for administrative and other services provided to the Advisor Class of the Fund, its activities and expenses related to the sale and distribution of Advisor Class shares, and ongoing services to investors in the Advisor Class of the Fund. Under the Plan, NB Management receives from the Advisor Class of each Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Advisor Class shares and/or provide services to the Advisor Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Advisor Class of a Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Advisor Class’s plan complies with these rules.

The table below sets forth the amount of fees accrued for the Advisor Class of the Funds indicated below:

Advisor Class	Fiscal Year Ended August 31,
Fund	2008	2007	2006
Focus	$49,569	$67,401	$80,153
Genesis	$1,397,666	$1,413,699	$1,743,132
Guardian	$2,385	$3,109	$2,527
Mid Cap Growth	$6,097	$2,486	$3,195
Partners	$1,483,203	$1,688,176	$923,686
Small Cap Growth	$24,624	$7,027	$4,190

Distribution Plan (Class A Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class A of each Fund offering Class A shares. The Plan provides that Class A of each Fund will compensate NB Management for administrative and other services provided to Class A of the Fund, its activities and expenses related to the sale and distribution of Class A shares, and ongoing services to investors in Class A of the Fund. Under the Plan, NB Management receives from Class A of each Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A’s plan complies with these rules.

The table below sets forth the amount of fees accrued for Class A of the Funds indicated below:

Class A@	Fiscal Year Ended August 31,
Fund	2008	2007	2006
International Large Cap	$1,385	N/A^	N/A^
Select Equities	$3,358	N/A^	N/A^

@ As of August 31, 2008, Class A of Neuberger Berman Guardian Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund had not yet commenced operations. Therefore, there is no data to report.
^ No data available because this Class of the Fund had not yet commenced operations.

Distribution Plan (Class C Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class C of each Fund offering Class C shares. The Plan provides that Class C of each Fund will compensate NB Management for administrative and other services provided to Class C of the Fund, its activities and expenses related to the sale and distribution of Class C shares, and ongoing services to investors in Class C of the Fund. Under the Plan, NB Management receives from Class C of each Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets of which 0.75% is a distribution fee and 0.25% is a service fee. NB Management may pay up to the full amount of this fee to Institutions that make available Class C shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C’s plan complies with these rules.

The table below sets forth the amount of fees accrued for Class C of the Funds indicated below:

Class C@	Fiscal Year Ended August 31,
Fund	2008	2007	2006
International Large Cap	$720	N/A^	N/A^
Select Equities	$1,972	N/A^	N/A^

@ As of August 31, 2008, Class C of Neuberger Berman Guardian Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund had not yet commenced operations. Therefore, there is no data to report.
^ No data available because this Class of the Fund had not yet commenced operations.

Distribution Plan (Class R3 Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class R3 of each Fund offering Class R3 shares. The Plan provides that Class R3 of each Fund will compensate NB Management for administrative and other services provided to Class R3 of the Fund, its activities and expenses related to the sale and distribution of Class R3 shares, and ongoing services to investors in Class R3 of the Fund. Under the Plan, NB Management receives from Class R3 of each Fund a fee at the annual rate of 0.50% of that Class’s average daily net assets of which 0.25% is a distribution fee and 0.25% is a service fee. NB Management may pay up to the full amount of this fee to Institutions that make available Class R3 shares and/or provide services to Class R3 and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class R3 of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class R3’s plan complies with these rules.

Distribution Plan (Advisor Class, Trust Class, Class A, Class C and Class R3)

Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made.

Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the applicable Classes of the Funds and their shareholders. To the extent the Plans allow the Funds to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

The Plans are renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

From time to time, one or more of the Funds may be closed to new investors. Because the Plans for the Advisor Class, Trust Class, Class A, Class C and Class R3 shares of the Funds pay for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

Each Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of the Funds is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). Each Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

Each Fund uses an independent pricing service to value its equity portfolio securities (including options). The independent pricing service values equity portfolio securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. The independent pricing service values foreign equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the independent pricing service at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, each Fund seeks to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value.

Each Fund uses an independent pricing service to value its debt securities. Valuations of debt securities provided by an independent pricing service are based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, each Fund seeks to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value. Each Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

Each Fund’s foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

Neuberger Berman International Fund, Neuberger Berman International Institutional Fund and Neuberger Berman International Large Cap Fund’s securities are traded primarily in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of Neuberger Berman International Fund, Neuberger Berman International Institutional Fund or Neuberger Berman International Large Cap Fund may be significantly affected on days when shareholders have no access to that Fund.

If, after the close of the principal market on which a security is traded, and before the time the Fund’s securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund Trustees have authorized NB Management, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, the Funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

If NB Management believes that the price of a security obtained under a Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Financial Intermediaries

The Funds have authorized one or more financial intermediaries to receive purchase and redemption orders on their behalf. Such financial intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Funds’ behalf. A Fund will be deemed to have received a purchase and redemption order when a financial intermediary or its designee receives the order. Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “accepted” as defined in the Prospectuses.

Automatic Investing and Dollar Cost Averaging

For each Fund that is sold directly to investors (currently the Funds in the Investor Class, certain Funds in the Trust and Institutional Classes and Class A shares for Grandfathered Investors as defined in the Class A and Class C shares Prospectuses), shareholders in that Fund (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. Direct Shareholders who elect to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

Sales Charges

Class A Purchases

Purchases by certain 403(b) plans. Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the Neuberger Berman Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

Other Purchases. Pursuant to a determination of eligibility by NB Management, Class A shares of a Fund may be sold at net asset value to:

1.

current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Management or Neuberger and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2.

currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in- law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;
3.

currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

4.	companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

5.	insurance company separate accounts;

6.	accounts managed by NB Management or Neuberger and its affiliated companies;

7.	NB Management or Neuberger and its affiliated companies;

8.

an individual or entity with a substantial business relationship with NB Management or Neuberger and its affiliated companies, or an individual or entity related or relating to such individual or entity;

9.

wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by NB Management or Neuberger and its affiliated companies;

10.	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

11.	directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

12.

banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

13.	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

14.

Employer-sponsored defined contribution – type plans, including certain 403(b) plans, investing $1 million or more with 100 or more eligible employees, and IRA rollovers involving retirement plan assets invested in the funds in the fund family; and

15.	Employee benefit and retirement plans for NB Management and its affiliates.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts.

Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•

redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an individual retirement account (“IRA”) or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Loan repayments.

Repayments on loans taken from a retirement plan or an IRA or other individual-type retirement account are not subject to sales charges if NB Management is notified of the repayment.

Dealer commissions and compensation.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of aggregate purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under a Fund’s IRA rollover policy as described in the Class A and Class C Prospectuses) are paid to dealers at the following rates: 1.00% on amounts from $1 million to $1,999,999, 0.75% on amounts from $2 million to $2,999,999, 0.50% on amounts from $3 million to $4,999,999 and 0.25% on amounts from $5 million and above. Commissions are based on cumulative investments and are annually reset.

A dealer concession of up to 1% may be paid by the Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

Sales Charge Reductions and Waivers

Reducing your Class A sales charge.

As described in the Class A and Class C Prospectuses, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Letter of Intent.By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of non-money market funds in the fund family over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Letter period may be credited toward satisfying the Letter.

The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectuses with their first purchase.

Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Class A and Class C Prospectuses, if all parties are purchasing shares for their own accounts and/or:

•	individual-type employee benefit plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•

trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

•	endowments or foundations established and controlled by you or your immediate family; or

•

529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan). Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

•

for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

•

for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases. As described in the Class A and Class C Prospectuses, you may reduce your Class A sales charge by combining purchases of all classes of shares in the funds in the fund family. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of money market funds in the fund family are excluded.

Rights of accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the funds in the fund family to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of money market funds in the fund family are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or NB Management if you have additional information that is relevant to the calculation of the value of your holdings.

You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your funds in the fund family.

CDSC waivers for Class A and C shares.

As noted in the Class A and Class C Prospectuses, a contingent deferred sales charge (“CDSC”) may be waived in the following cases:

•

redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Fund’s transfer agent is notified of the death of a joint tenant will be subject to a CDSC;

•	tax-free returns of excess contributions to IRAs;

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

•	distributions from an IRA upon the shareholder’s attainment of age 59-1/2;

•	IRA rollover from a fund in the fund family held in a employer sponsored retirement plan to Class A shares; and

•	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•

Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•

Redemptions through a systematic withdrawal plan (SWP). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

•	Purchases where the Distributor pays no commission or transaction fee to authorized dealers.

For purposes of this paragraph, “account” means:

•	in the case of Class A shares, your investment in Class A shares of all funds in the fund family (investments representing direct purchases of money market funds in the fund family are excluded); and

•	in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the Class A and Class C Prospectuses.

ADDITIONAL EXCHANGE INFORMATION

As more fully set forth in a Fund’s Prospectus, if shareholders purchased Advisor, Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met. Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectuses) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

An Institution may exchange a fund’s Investor Class, Advisor Class, Trust Class, Institutional Class, Class A, Class C, and Class R3 shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution. This privilege is not available for Neuberger Berman Genesis Fund Institutional Class shareholders. Most Institutions allow you to take advantage of the exchange program.

Exchanges are generally not subject to any applicable sales charges. However, exchanges from money market funds are subject to applicable sales charges of the fund being purchased, unless the money market fund shares were acquired through an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund having a sales charge.

Most investment providers allow you to take advantage of the exchange program. Please contact your investment provider or NB Management for further information on exchanging your shares.

Any of the funds in the fund family may terminate or modify its exchange privilege in the future. Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

There can be no assurance that Neuberger Berman Municipal Money Fund, Neuberger Berman New York Municipal Money Fund or Neuberger Berman Tax-Free Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

Each of the funds in the fund family, except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund and Neuberger Berman Real Estate Fund may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund and Neuberger Berman Real Estate Fund charge shareholders a redemption fee on exchanges of fund shares held 60 days or less, the funds will provide at least 60 days’ notice prior to terminating or materially altering its exchange privilege, except in the following cases:

•	If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

•

In certain extraordinary circumstances, such as the suspension of the redemption of the fund’s shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

Redemptions in Kind

Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share

Prices and Net Asset Value” above. Each Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund’s shareholders as a whole.

CONVERSION INFORMATION

If consistent with your investment provider’s program, Investor Class, Trust Class and Class A shares of a Fund that have been purchased by an investment provider on behalf of clients participating in (i) 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans or (ii) investment programs in which the clients pay a fixed or asset-based fee, may be converted into Institutional Class shares of the same Fund if the investment provider satisfies any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund. Any such conversion will be effected at net asset value without the imposition of any sales load, fee or other charges by the Fund. Please contact your investment provider about any fees that it may charge.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund distributes to its shareholders substantially all of its net investment income (by Class, after deducting expenses attributable to the Class), net capital gains and net gains from foreign currency transactions it earns or realizes. Capital gain realization is one factor that a Portfolio Manager may consider in deciding when to sell a security. A Fund’s net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in a Fund’s NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

Each Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December, except that Neuberger Berman Real Estate Fund distributes substantially all of its net investment income (after deducting expenses), if any, near the end of each calendar quarter.

Each Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder’s original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

A cash election with respect to any Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver a Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election. Thereafter, the shareholder’s dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the relevant

Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ADDITIONAL TAX INFORMATION

Taxation of the Funds

To continue to qualify for treatment as a RIC under the Code, each Fund – which is treated as a separate corporation for federal tax purposes – must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and (ii) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs. If a Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), the Fund generally will be treated as (x) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the foregoing diversification requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (y) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” (as described in each Prospectus) (“QDI”) would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

For Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, and Neuberger Berman International Large Cap Fund, if more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service (“Service”) that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes the Fund paid. Pursuant to that election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, his or her share of those taxes, (2) treat his or her share of those taxes and of any dividend the Fund paid that represents its income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the taxes deemed paid by him or her in computing his or her taxable income. A Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund’s foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election. Individual shareholders of a Fund who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that a Fund may not be able, at the time it acquires a foreign issuer’s shares, to ascertain whether the issuer is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that each Fund will be able to do so.

The Funds’ use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses they realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Exchange-traded futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) that are subject to section 1256 of the Code (“Section 1256 contracts”) in which a Fund may invest are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund’s taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).

Each of Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Select Equities Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, each such Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, such a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Each Fund may invest in interests in MLPs, which generally are classified as partnerships for federal tax purposes. Most MLPs in which the Funds may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income to the investing Funds under the Income Requirement. If a Fund invests in an MLP or an exchange traded investment trust that is not a QPTP, including a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT), the net income the Fund earns therefrom would be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by that company.

Each Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pool (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, in 2006 the U.S. Treasury Department and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Taxation of the Funds’ Shareholders

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

Each Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if properly designated by a Fund, will be exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (“qualified interest income” less allocable deductions), which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits. The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends a Fund pays to foreign investors, with certain exceptions, with respect to taxable years beginning before January 1, 2010.

As described in “Maintaining Your Account” in each Prospectus, a Fund may close a shareholder’s account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), a Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

FUND TRANSACTIONS

In effecting securities transactions, the Funds seek to obtain the best price and execution of orders. Affiliates of NB Management may act as a broker for the Funds in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such a broker is capable of providing best execution (“Affiliated Brokers”). For Fund transactions which involve securities traded on the OTC market; each Fund purchases and sells

OTC securities in principal transactions with dealers who are the principal market makers for such securities.

During the fiscal year ended August 31, 2006, Neuberger Berman Focus Fund paid brokerage commissions of $1,063,510, of which $0 was paid to Neuberger Berman and $140,170 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2007, Neuberger Berman Focus Fund paid brokerage commissions of $1,577,653, of which $0 was paid to Neuberger Berman and $232,952 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2008, Neuberger Berman Focus Fund paid brokerage commissions of $2,020,124, of which $0 was paid to Neuberger Berman and $178,884 was paid to Lehman Brothers. During the fiscal year ended August 31, 2008, transactions in which that Fund used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 10.51% of the aggregate dollar amount of transactions involving the payment of commissions, and 8.86% of the aggregate brokerage commissions paid by the Fund. 100% of the $1,841,240 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,646,121,568) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2008, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Citigroup Global Markets, Inc. and JP Morgan Chase & Co., Inc., at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Citigroup Global Markets, Inc., $23,927,400 and JP Morgan Chase & Co., Inc., $30,214,650.

During the fiscal year ended August 31, 2006, Neuberger Berman Genesis Fund paid brokerage commissions of $5,714,010, of which $5,391 was paid to Neuberger Berman and $833,943 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2007, Neuberger Berman Genesis Fund paid brokerage commissions of $7,989,096, of which $14 was paid to Neuberger Berman and $1,133,148 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2008, Neuberger Berman Genesis Fund paid brokerage commissions of $4,405,540, of which $257 was paid to Neuberger Berman and $460,247 was paid to Lehman Brothers. During the fiscal year ended August 31, 2008, transactions in which that Fund used Neuberger Berman as broker comprised 0.01% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.01% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 13.81% of the aggregate dollar amount of transactions involving the payment of commissions, and 10.45% of the aggregate brokerage commissions paid by the Fund. 100% of the $3,945,036 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $3,750,013,571) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2008, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2006, Neuberger Berman Guardian Fund paid brokerage commissions of $1,278,810, of which $0 was paid to Neuberger Berman and $204,203 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2007, Neuberger Berman Guardian Fund paid brokerage commissions of $908,012, of which $0 was paid to Neuberger Berman and $133,786 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2008, Neuberger Berman Guardian Fund paid brokerage commissions of $1,288,500, of which $70 was paid to Neuberger Berman and $190,049 was paid to Lehman Brothers. During the fiscal year ended August 31, 2008, transactions in which that Fund used Neuberger Berman as broker comprised .01% of the aggregate dollar amount of transactions involving the payment of commissions, and .01% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 22.72% of the aggregate dollar amount of transactions involving the payment of commissions, and 14.75% of the aggregate brokerage commissions paid by the Fund. 100% of the $1,098,381 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $998,451,537) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2008, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Citigroup Global Markets, Inc., and Merrill Lynch. Pierce, Fenner & Smith, Inc., at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Merrill Lynch, Pierce, Fenner & Smith, Inc., $12,663,945.

During the fiscal year ended August 31, 2006, Neuberger Berman International Fund paid brokerage commissions of $2,859,017, of which $0 was paid to Neuberger Berman and $125,628 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2007, Neuberger Berman International Fund paid brokerage commissions of $2,449,561, of which $0 was paid to Neuberger Berman and $122,916 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2008, Neuberger Berman International Fund paid brokerage commissions of $1,926,521, of which $0 was paid to Neuberger Berman and $143,554 was paid to Lehman Brothers. During the fiscal year ended August 31, 2008, transactions in which that Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 10.38% of the aggregate dollar amount of transactions involving the payment of commissions, and 7.45% of the aggregate brokerage commissions paid by the Fund. 100% of the $1,782,967 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $1,428,314,125) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2008, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Barclays Bank PLC, at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Barclays Bank PLC, $7,474,045.

During the fiscal year ended August 31, 2006, Neuberger Berman International Institutional Fund paid brokerage commissions of $715,453, of which $0 was paid to Neuberger Berman and $58,728 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2007, Neuberger Berman International Institutional Fund paid brokerage commissions of $946,444, of which $0 was paid to Neuberger Berman and $56,004 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2008, Neuberger Berman International Institutional Fund paid brokerage commissions of $853,980, of which $0 was paid to Neuberger Berman and $72,918 was paid to Lehman Brothers. During the fiscal year ended August 31, 2008, transactions in which that Fund used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 14.32% of the aggregate dollar amount of transactions involving the payment of commissions, and 8.54% of the aggregate brokerage commissions paid by the Fund. 100% of the $781,062 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $524,739,688) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2008, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Barclays Bank PLC, at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Barclays Bank PLC, $3,930,056.

During the fiscal period ended August 31, 2006 Neuberger Berman International Large Cap Fund paid brokerage commissions of $3,074, of which $0 was paid to Neuberger Berman and $187 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2007, Neuberger Berman International Large Cap Fund paid brokerage commissions of $139,488, of which $0 was paid to Neuberger Berman and $24,477 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2008, Neuberger Berman International Large Cap Fund paid brokerage commissions of $314,298, of which $0 was paid to Neuberger Berman and $18,767 was paid to Lehman Brothers. During the fiscal year ended August 31, 2008, transactions in which that Fund used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 7.16% of the aggregate dollar amount of transactions involving the payment of commissions, and 5.97% of the aggregate brokerage commissions paid by the Fund. 100% of the $295,531 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately

$353,877,343) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2008, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Barclays Bank PLC, at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Barclays Bank PLC, $1,967,631.

During the fiscal year ended August 31, 2006, Neuberger Berman Large Cap Disciplined Growth Fund paid brokerage commissions of $16,070, of which $1,088 was paid to Neuberger Berman and $1,733 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2007, Neuberger Berman Large Cap Disciplined Growth Fund paid brokerage commissions of $11,949, of which $504 was paid to Neuberger Berman and $1,269 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2008, Neuberger Berman Large Cap Disciplined Growth Fund paid brokerage commissions of $19,931, of which $150 was paid to Neuberger Berman and $2,078 was paid to Lehman Brothers. During the fiscal year ended August 31, 2008, transactions in which that Fund used Neuberger Berman as broker comprised .95% of the aggregate dollar amount of transactions involving the payment of commissions, and .75% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 10.05% of the aggregate dollar amount of transactions involving the payment of commissions, and 10.43% of the aggregate brokerage commissions paid by the Fund. 100% of the $17,703 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $21,299,825) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2008, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): JP Morgan Chase & Co., Inc., at that date, that Fund held no securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2006, Neuberger Berman Mid Cap Growth Fund paid brokerage commissions of $439,122, of which $0 was paid to Neuberger Berman and $55,490 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2007, Neuberger Berman Mid Cap Growth Fund paid brokerage commissions of $431,655, of which $0 was paid to Neuberger Berman and $65,692 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2008, Neuberger Berman Mid Cap Growth Fund paid brokerage commissions of $684,658, of which $0 was paid to Neuberger Berman and $63,454 was paid to Lehman Brothers. During the fiscal year ended August 31, 2008, transactions in which that Fund used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 12.76% of the aggregate dollar amount of transactions involving the payment of commissions, and 9.27% of the aggregate brokerage commissions paid by the Fund. 100% of the $621,204 paid to other brokers by that

Fund during that fiscal year (representing commissions on transactions involving approximately $556,139,005) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2008, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2006, Neuberger Berman Partners Fund paid brokerage commissions of $3,693,574, of which $2,385 was paid to Neuberger Berman and $485,393 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2007, Neuberger Berman Partners Fund paid brokerage commissions of $4,731,039, of which $13,291 was paid to Neuberger Berman and $641,188 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2008, Neuberger Berman Partners Fund paid brokerage commissions of $4,052,066, of which $0 was paid to Neuberger Berman and $478,769 was paid to Lehman Brothers. During the fiscal year ended August 31, 2008, transactions in which that Fund used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 13.20% of the aggregate dollar amount of transactions involving the payment of commissions, and 11.82% of the aggregate brokerage commissions paid by the Fund. 100% of the $3,573,297 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $2,954,948,255) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2008, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Citigroup Global Markets, Inc, Goldman Sachs & Co., Merrill Lynch. Pierce, Fenner & Smith, Inc., and Morgan Stanley &Co., Inc., at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Citigroup Global Markets, Inc, $61,702,308; Goldman Sachs & Co., $70,195,557; Morgan Stanley &Co., Inc. $52,813,605.

During the fiscal year ended August 31, 2006, Neuberger Berman Real Estate Fund paid brokerage commissions of $170,848, of which $428 was paid to Neuberger Berman and $33,413 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2007, Neuberger Berman Real Estate Fund paid brokerage commissions of $255,544, of which $323 was paid to Neuberger Berman and $45,357 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2008, Neuberger Berman Real Estate Fund paid brokerage commissions of $323,200, of which $1,075 was paid to Neuberger Berman and $25,805 was paid to Lehman Brothers. During the fiscal year ended August 31, 2008, transactions in which that Fund used Neuberger Berman as broker comprised .51% of the aggregate dollar amount of transactions involving the payment of commissions, and .33% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 9.97% of the aggregate dollar amount of transactions involving the payment of commissions, and 7.98% of the aggregate brokerage commissions paid by the Fund. 100% of the $296,320 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $244,281,784) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2008, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2006, Neuberger Berman Regency Fund paid brokerage commissions of $285,721, of which $0 was paid to Neuberger Berman and $43,501 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2007, Neuberger Berman Regency Fund paid brokerage commissions of $373,395, of which $261 was paid to Neuberger Berman and $45,638 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2008, Neuberger Berman Regency Fund paid brokerage commissions of $221,071, of which $755 was paid to Neuberger Berman and $29,664 was paid to Lehman Brothers. During the fiscal year ended August 31, 2008, transactions in which that Fund used Neuberger Berman as broker comprised .38% of the aggregate dollar amount of transactions involving the payment of commissions, and .34% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 14.99% of the aggregate dollar amount of transactions involving the payment of commissions, and 13.42% of the aggregate brokerage commissions paid by the Fund. 100% of the $190,652 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $148,243,840) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2008, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Bear Stearns & Co., Inc. and Morgan Stanley & Co., Inc., at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Morgan Stanley & Co., Inc., $2,082,330.

Neuberger Berman Select Equities Fund commenced operations December 20, 2007, therefore the Fund does not have brokerage data for the fiscal years ending August 31, 2006 and August 31, 2007.

During the fiscal period ended August 31, 2008, Neuberger Berman Select Equities Fund paid brokerage commissions of $6,567, of which $363 was paid to Neuberger Berman and $448 was paid to Lehman Brothers. During the fiscal period ended August 31, 2008, transactions in which that Fund used Neuberger Berman as broker comprised 4.54% of the aggregate dollar amount of transactions involving the payment of commissions, and 5.53% of the aggregate brokerage commissions paid by the Fund. During that fiscal period, transactions in which that Fund used Lehman Brothers as broker comprised 14.74% of the aggregate dollar amount of transactions involving the payment of commissions, and 6.82% of the aggregate brokerage commissions paid by the Fund. 100% of the $5,756 paid to other brokers by that Fund during that fiscal period (representing commissions on transactions involving approximately $8,255,240) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal period ended August 31, 2008, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Goldman Sachs &

Co. and JP Morgan Chase & Co., Inc., at that date, that Fund held no securities of its regular brokers or dealers.

Neuberger Berman Small and Mid Cap Growth Fund commenced operations September 5, 2006 and therefore has no brokerage data for the fiscal year ending August 31, 2006.

During the fiscal period ended August 31, 2007, Neuberger Berman Small and Mid Cap Growth Fund paid brokerage commissions of $20,686, of which $314 was paid to Neuberger Berman and $2,920 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2008, Neuberger Berman Small and Mid Cap Growth Fund paid brokerage commissions of $25,869, of which $0 was paid to Neuberger Berman and $2,524 was paid to Lehman Brothers. During the fiscal year ended August 31, 2008, transactions in which that Fund used Neuberger Berman as broker comprised 0.0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.0% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 17.82% of the aggregate dollar amount of transactions involving the payment of commissions, and 9.76% of the aggregate brokerage commissions paid by the Fund. 100% of the $23,345 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $18,034,117) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2008, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2006, Neuberger Berman Small Cap Growth Fund paid brokerage commissions of $221,346, of which $143 was paid to Neuberger Berman and $31,171 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2007, Neuberger Berman Small Cap Growth Fund paid brokerage commissions of $229,402, of which $76 was paid to Neuberger Berman and $31,187 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2008, Neuberger Berman Small Cap Growth Fund paid brokerage commissions of $1,026,810, of which $0 was paid to Neuberger Berman and $63,170 was paid to Lehman Brothers. During the fiscal year ended August 31, 2008, transactions in which that Fund used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 7.41% of the aggregate dollar amount of transactions involving the payment of commissions, and 6.15% of the aggregate brokerage commissions paid by the Fund. 100% of the $963,640 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $782,455,540) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2008, that Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended August 31, 2006, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $596,079, of which $677 was paid to Neuberger Berman and $97,724 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2007, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $621,894, of which $380 was paid to Neuberger Berman and $92,944 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2008, Neuberger Berman Socially Responsive Fund paid brokerage commissions of $1,001,562, of which $48 was paid to Neuberger Berman and $144,113 was paid to Lehman Brothers. During the fiscal year ended August 31, 2008, transactions in which that Fund used Neuberger Berman as broker comprised 0.01% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 21.60% of the aggregate dollar amount of transactions involving the payment of commissions, and 14.39% of the aggregate brokerage commissions paid by the Fund. 100% of the $857,401 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $779,339,257) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2008, that Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Citigroup Global Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Inc., at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Merrill Lynch, Pierce, Fenner & Smith, Inc. $10,713,607.

Insofar as Fund transactions of Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Small Cap Growth Fund result from active management of equity securities, and insofar as Fund transactions of Neuberger Berman Mid Cap Growth Fund result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by those Funds to brokers (including Neuberger Berman where it acts in that capacity) may be greater than if securities were selected solely on a long-term basis. In addition, for Neuberger Berman Small Cap Growth Fund, the aggregate dollar amount of brokerage commissions paid in the 2008 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2007 fiscal year due to sizeable purchases of shares during the fiscal period.

For Neuberger Berman International Institutional Fund, the aggregate dollar amount of brokerage commissions paid in the 2007 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2006 fiscal year since the Fund commenced operations in June 2005.

For Neuberger Berman International Large Cap Fund, the aggregate dollar amount of brokerage commissions paid in the 2008 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2007 and 2006 fiscal years since the Fund commenced operations in August 2006.

Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. Each Fund may use an Affiliated Broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Funds’ knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.

The use of an Affiliated Broker for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by each Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is each Fund’s policy that the commissions paid an Affiliated Broker must be (1) at least as favorable as commissions contemporaneously charged by the Affiliated Broker on comparable transactions for its most favored unaffiliated customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm and customers of the Affiliated Broker considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Funds do not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which an Affiliated Broker determines that the commissions paid to the Affiliated Broker by the Funds are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions other than an Affiliated Broker, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by those brokers as well as any expense offset arrangements offered by the brokers.

A committee comprised of officers of NB Management and/or employees of Neuberger Berman who are Fund managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of Neuberger Berman’s managed accounts (“Managed Accounts”) evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Funds by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds’ benefit.

In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman’s normal internal research activities, Neuberger Berman’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions of the Fund result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by the Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.

Each Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NB Management (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for a Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

Commission Recapture Program and Expense Offset Arrangement

The Funds entered into a commission recapture program with Citigroup Global Markets Inc., which enables each Fund to recoup a portion of the commissions it pays to a broker that is not a related party of the Funds by redirecting these commissions to pay for some of its operational expenses. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated.

For the year ended August 31, 2008, the impact of this arrangement on the Funds was a reduction of expenses as follows:

Funds	Amount of Reduction of Expenses
Focus	99,016
Genesis	215,635
Guardian	72,291
International	87,543
International Institutional	28,868
International Large Cap	12,825
Large Cap Disciplined Growth	$840
Mid Cap Growth	34,198
Partners	314,028
Real Estate	12,424
Regency	16,203
Select Equities	0*
Small & Mid Cap Growth	1,416
Small Cap Growth	35,289
Socially Responsive	61,137

* From December 20, 2007 (commencement of operations) to August 31, 2008.

Each Fund also has or will enter into an expense offset arrangement in connection with its custodian contract. For the year ended August 31, 2008, the impact of this arrangement was a reduction of expenses as follows:

Funds	Amount of Reduction of Expenses
Focus	4,283
Genesis	58,909
Guardian	12,728
International	438
International Institutional	203
International Large Cap	122

Large Cap Disciplined Growth	$7
Mid Cap Growth	881
Partners	11,285
Real Estate	173
Regency	121
Select Equities	54*
Small & Mid Cap Growth	128
Small Cap Growth	852
Socially Responsive	1,510

* From December 20, 2007 (commencement of operations) to August 31, 2008.

Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

For Neuberger Berman Large Cap Disciplined Growth Fund the portfolio turnover rate in the 2008 fiscal year differed materially from the portfolio turnover rate in the 2007 fiscal year due to changeover in the portfolio management team during the 2008 fiscal year.

For Neuberger Berman Focus Fund, Neuberger Berman International Large Cap Fund and Neuberger Berman Real Estate Fund the portfolio turnover rate in the 2008 fiscal year differed materially from the portfolio turnover rate in the 2007 fiscal year due to extreme volatility in the financial markets.

Proxy Voting

The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Funds. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

For socially responsive clients, NB Management has adopted socially responsive voting guidelines. For non-socially responsive clients, NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov .

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy

The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the “Potential Recipients”) unless such disclosure is consistent with a Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).

NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” The President or a Senior Vice President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Funds prior to commencing its duties), and only with the written concurrence of NB Management’s legal and compliance department.

Portfolio Holdings Disclosure Procedures

Disclosure of portfolio holdings may be requested only by an officer of NB Management or a Fund by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Funds or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Funds or NB Management. Following this approval, the form is submitted to NB Management’s legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

Neither the Funds, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Funds’ Chief Compliance Officer, the Board of Trustees reviews the Funds’ portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

Pursuant to a Code of Ethics adopted by the Funds, NB Management and Neuberger Berman (“NB Code”), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds’ shareholders. The NB Code also prohibits any person associated with the Funds, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Funds from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients

The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

State Street Bank and Trust Company (“State Street”). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.

Securities Lending Agent. Each Fund has entered or may enter into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive each Fund’s portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. Each Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

Other Third-Party Service Providers to the Funds. The Funds may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds.

In addition, the Funds may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or Neuberger Berman. Currently, each Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) each day for this purpose. FactSet receives reasonable compensation for its services.

In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Rating, Ranking and Research Agencies. Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. Each Fund provides its complete portfolio holdings to: Vestek each day, Lipper, a Reuters company on the first business day of each month, Bloomberg on the 6th business day of the month, with a one month delay (except for Neuberger Berman Genesis Fund and Neuberger Berman Small Cap Growth Fund which are sent on a quarterly basis), RiskMetrics on the sixth business day of each month (holdings that are sent are on a two-month delay) and Morningstar on the 15th business day of each month (except for Neuberger Berman Genesis Fund and Neuberger Berman Small Cap Growth Fund which are sent on the 15th business day of each quarter). Each Fund also provides its complete month-end portfolio holdings to Data Communiqué International (“DCI”), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of each Fund’s top 10 holdings. No compensation is received by any Fund, NB Management, Neuberger Berman or any other person in connection with the disclosure of this information. NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep each Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

REPORTS TO SHAREHOLDERS

Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the respective independent registered public accounting firms for the Funds. Each Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of April 1, 2009. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twenty separate operating series. The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Prior to November 9, 1998, the name of the Trust was “Neuberger & Berman Equity Funds,” and the term “Neuberger Berman” in each Fund’s name (except Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund and Neuberger Berman Small and Mid Cap Growth Fund,) was “Neuberger & Berman.”

On December 17, 2007, each of Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small and Mid Cap Growth Fund and Neuberger Berman Small Cap Growth Fund changed its name from Neuberger Berman Manhattan Fund, Neuberger Berman All Cap Growth Fund and Neuberger Berman Millennium Fund, respectively.

On August 15, 2008, Neuberger Berman Genesis Fund acquired all of the net assets of Neuberger Berman Fasciano Fund, a former series of the Trust.

On April 9, 2009, Neuberger Berman Century Fund acquired all of the net assets of Neuberger Berman Large Cap Disciplined Growth Fund, a former series of the Trust, and changed its name to Neuberger Berman Large Cap Disciplined Growth Fund.

Description of Shares. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Shareholder Meetings. The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote at the meeting.

Certain Provisions of Trust Instrument. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

Other. Because Advisor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares for certain Funds may be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

Each Fund has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Investor Class correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. All correspondence for other classes should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Each of Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Select Equities Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

Each of Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Regency Fund, Neuberger Berman Small and Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund has selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA, 19103, as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2008, the following are all of the beneficial and record owners of more than five percent of a Class of each Fund’s shares. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Focus Fund Advisor Class	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	50.46%
	Delaware Charter Guarantee & Trust FBO Various Qualified Plans 711 High St. Des Moines, IA 50309-2732	14.78%
	Delaware Charter Guarantee & Trust Cust. FBO Principal Financial Group Attn: RIS NPIO Trade Desk 711 High St. Des Moines, IA 50392-0001	5.86%
Neuberger Berman Focus Fund Investor Class	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	6.42%
Neuberger Berman Focus Fund Trust Class	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	19.05%
	Delaware Charter Guarantee & Trust Cust. FBO Principal Financial Group Attn: RIS NPIO Trade Desk 711 High St. Des Moines, IA 50392-0001	14.71%
	Nationwide Trust Co. FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	9.77%

Fund and Class	Name and Address	Percent Owned
	Citigroup Global Markets Inc. 388 Greenwich St. New York, NY 10013-2375	9.28%
	Delaware Charter Guarantee & Trust FBO Various Qualified Plans 711 High St. Des Moines, IA 50309-2732	7.63%
	Fidelity Investments Institutional Operations Company 100 Magellan Way #KWIC Covington, KY 41015-1999	6.67%
Neuberger Berman Genesis Fund Advisor Class	First Union National Bank 1525 West W.T. Harris Blvd. Charlotte, NC 28262-8522	20.08%
	Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94104-4151	10.86%
	Delaware Charter Guarantee & Trust PO Box 8704 1013 Centre Rd. Wilmington, DE 19899-8704	9.68%
	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	9.13%
	Horace Mann Life Insurance Company 1 Horace Mann Plaza Springfield, IL 6715-0002	7.84%
Neuberger Berman Genesis Fund Institutional Class	Fidelity Investments Institutional Operations Company 100 Magellan Way #KWIC Covington, KY 41015-1999	46.40%

Fund and Class	Name and Address	Percent Owned
	Mac & Company PO Box 3198 Pittsburgh, PA 15230-3198	8.93%
	State Street Bank & Trust Company 105 Rosemont Road Westwood, MA 0209-2318	8.64%
Neuberger Berman Genesis Fund Investor Class	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	21.65%
	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	9.13%
Neuberger Berman Genesis Fund Trust Class	Fidelity Investments Institutional Operations Company 100 Magellan Way #KWIC Covington, KY 41015-1999	21.52%
	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	10.18%
	Wachovia Bank 1525 West W.T. Harris Blvd. Charlotte, NC 28288-0001	7.59%
	MLPF&S 4800 Deer Lake Drive E., 2nd Floor Jacksonville, FL 32246-6484	6.29%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Guardian Fund Advisor Class@	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	29.70%
	Fidelity Investments Institutional Operations Company 100 Magellan Way #KWIC Covington, KY 41015-1999	18.71%
	MG Trust Company 700 17th Street Suite 300 Denver, CO 80202-4001	16.88%
Neuberger Berman Guardian Fund Investor Class@	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	16.55%
	Union Central Life Insurance Company Attn: Mutual Funds Department Station 3 1876 Waycross Rd. PO Box 40888 Cincinnati, OH 45240-0888	5.37%
Neuberger Berman Guardian Fund Trust Class@	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	21.37%
	Nationwide Life Insurance Company C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	19.11%
	Nationwide Trust Co. FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	9.20%

Fund and Class	Name and Address	Percent Owned
	Fidelity Investments Institutional Operations Company 100 Magellan Way #KWIC Covington, KY 41015-1999	7.78%
	Delaware Charter Guarantee & Trust FBO Various Qualified Plans 711 High St. Des Moines, IA 50309-2732	6.95%
	Wells Fargo Bank N.A. P.O. Box 1533 Minneapolis, MN 55480-1533	5.21%
Neuberger Berman International Fund Investor Class	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	17.68%
	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	11.50%
Neuberger Berman International Fund Trust Class	Citigroup Global Markets Inc. 388 Greenwich St. New York, NY 10013-2375	38.61%
	MFPF&S Attn: Fund Administration 4800 Deer Lake Dr. E FL 2 Jacksonville, FL 32246-6484	8.48%
	Fidelity Investments Institutional Operations Company 100 Magellan Way #KWIC Covington, KY 41015-1999	7.25%
	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	7.24%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman International Institutional Fund Institutional Class	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	17.58%
	Children’s Healthcare of Atlanta Inc State Street Bank & Trust 1584 Tullie Circle NE Atlanta, GA 30329-2311	12.00%
	Thomas Smith TTEE Peralta Community College District 333 East 8th St. Oakland, CA 94606-2844	8.45%
	Mac & Company Attn: Mutual Funds Operations PO Box 3198 Pittsburgh, PA 15230-3198	8.25%
	Fidelity Investments Institutional Operations Company 100 Magellan Way #KWIC Covington, KY 41015-1999	7.34%
	Greater Houston Community Foundation Attn: Robert W. Paddock 4550 Post Oak Place Dr. Suite 100 Houston, TX 77027-3143	6.67%
Neuberger Berman International Large Cap Fund Institutional Class@	Massachusetts Laborers’ Pension Fund 14 New England Executive Park Suite 200 Burlington, MA 01803-5201	19.73%
	Massachusetts Laborers’ Annuity Fund 14 New England Executive Park Suite 200 Burlington, MA 01803-5201	19.68%
	VMI Foundation Inc. Mellon Bank TTEE PO Box 932 Lexington, VA 24450-0932	16.47%

Fund and Class	Name and Address	Percent Owned
	BNY Mellon TTEE 1800 9th Ave. Suite 1012 Seattle, WA 98101-1358	9.83%
	Ridge Clearing & Outsourcing 2 Journal Square Plaza Jersey City , NJ 07306-4001	8.82%
	HEB Brand Savings & Retirement Plan Trust Thomas Witt TTEE 646 S. Main Ave. San Antonio, TX 78204-1210	8.28%
	The Health Trust 2105 S. Bascom Blvd. Suite 220 Campbell, CA 95008	6.97%
Neuberger Berman International Large Cap Fund Class A@	Strafe & Company PO Box 160 Westerville, OH 43086-0160	85.14%
	Merrill Lynch, Pierce, Fenner & Smith Inc. Fund Administration Attn: Service Team 4800 Deer Lake Dr. E Fl. 2 Jacksonville, FL 32246-6484	14.66%
Neuberger Berman International Large Cap Fund Class C@	Merrill Lynch, Pierce, Fenner & Smith Inc. Fund Administration Attn: Service Team 4800 Deer Lake Dr. E Fl. 2 Jacksonville, FL 32246-6484	68.77%
	Ridge Clearing & Outsourcing 2 Journal Square Plaza Jersey City , NJ 07306-4001	29.79%
Neuberger Berman International Large Cap Fund Trust Class@	Ridge Clearing & Outsourcing 2 Journal Square Plaza Jersey City , NJ 07306-4001	37.43%

Fund and Class	Name and Address	Percent Owned
	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	8.57%
Neuberger Berman Large Cap Disciplined Growth Fund Investor Class@	Prudential Investment Service FBO Mutual Fund Clients 100 Mulberry St 3 Gateway Center FL 11 Mail Stop NJ 05-11-20 Newark, NJ 07102-4000	12.33%
Neuberger Berman Large Cap Disciplined Growth Fund Institutional Class@	Citigroup Global Markets Inc. 388 Greenwich St. New York, NY 10013-2375	69.36%
	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	29.67%
Neuberger Berman Large Cap Disciplined Growth Fund Class A@	Merrill Lynch, Pierce, Fenner & Smith Inc. Fund Administration Attn: Service Team 4800 Deer Lake Dr. E Fl. 2 Jacksonville, FL 32246-6484	92.51%
Neuberger Berman Large Cap Disciplined Growth Fund Class C@	Merrill Lynch, Pierce, Fenner & Smith Inc. Fund Administration Attn: Service Team 4800 Deer Lake Dr. E Fl. 2 Jacksonville, FL 32246-6484	87.92%
Neuberger Berman Mid Cap Growth Fund Advisor Class@	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	38.16%
	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	7.34%

Fund and Class	Name and Address	Percent Owned
	Delaware Charter Guarantee & Trust Attn: NPIO Trade Desk 711 High St. Des Moines, IA 50392-0001	6.18%
	JP Morgan Chase Bank 3 Metrotech Center, Fl. 6 Brooklyn, NY 11245-0001	5.41%
	Merrill Lynch, Pierce, Fenner & Smith Inc. Attn: Fund Administration 4800 Deer Lake Dr. E FL 2 Jacksonville, FL 32246-6484	5.04%
Neuberger Berman Mid Cap Growth Fund Institutional Class@	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy. Maryland Heights, MO 63043-3009	70.24%
	Invesmart Unitized Reliance Trust Company 1100 Abernathy Rd. 500 Northpark Suite 400 Atlanta, GA 30328-5634	17.52%
	The Standard Insurance Attn: Separate Account A 1100 SW 6th Ave. Portland, OR 97204-1020	11.53%
Neuberger Berman Mid Cap Growth Fund Investor Class@	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	7.90%
Neuberger Berman Mid Cap Growth Fund Trust Class@	New York Life Trust Company 169 Lackawanna Ave. Parsippany, NJ 07054-1007	38.01%

Fund and Class	Name and Address	Percent Owned
	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	17.36%
	Prudential Investment Management Services 100 Mulberry Street 3 Gateway Center, Fl. 11 Mail Stop, NJ 05-11-20 Newark, NJ 07102-4000	11.95%
	Delaware Charter Guarantee & Trust FBO Various Qualified Plans 711 High St. Des Moines, IA 50309-2732	6.66%
	Fidelity Investments Institutional Operations Company 100 Magellan Way #KWIC Covington, KY 41015-1999	5.43%
Neuberger Berman Partners Fund Advisor Class	State Street Bank & Trust Company 105 Rosemont Road Westwood, MA 0209-2318	35.14%
	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	14.01%
	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	7.69%
	MFPF&S Attn: Fund Administration 4800 Deer Lake Dr. E FL 2 Jacksonville, FL 32246-6484	5.91%
	Delaware Charter Guarantee & Trust FBO Various Qualified Plans Attn: NPIO Trade Desk 711 High St. Des Moines, IA 50309-2732	5.10%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Partners Fund Institutional Class	Fidelity Investments Institutional Operations Company 100 Magellan Way #KWIC Covington, KY 41015-1999	32.23%
	State of Maryland Savings & Investment Plan (457) c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	30.87%
	State of Maryland Savings & Investment Plan (401K) c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	26.09%
	State of Maryland Savings & Investment Plan (401A) c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	5.04%
Neuberger Berman Partners Fund Investor Class	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	19.27%
	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	5.97%
Neuberger Berman Partners Fund Trust Class	Fidelity Investments Institutional Operations Company 100 Magellan Way #KWIC Covington, KY 41015-1999	32.60%
	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	16.78%

Fund and Class	Name and Address	Percent Owned
	Wells Fargo Bank NA PO Box 1533 Minneapolis, MN 55480-1533	5.73%
	Merrill Lynch, Pierce, Fenner & Smith Inc. Fund Administration Attn: Fund Administration (97NX1) 4800 Deer Lake Dr. E Fl. 2 Jacksonville, FL 32246-6484	5.01%
Neuberger Berman Real Estate Fund Investor Class	Patterson & Company 1525 West Wt. Harris Blvd. Charlotte, NC 28288-0001	93.37%
	Lehman Brothers 70 Hudson St., 7th Floor Jersey City, NJ 07302-4585	6.42%
Neuberger Berman Real Estate Fund Trust Class	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	19.46%
	Nationwide Trust Co. FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	16.65%
	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	11.67%
	Ridge Clearing & Outsourcing 2 Journal Square Plaza Jersey City , NJ 07306-4001	10.96%
Neuberger Berman Regency Fund Investor Class	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	16.24%

Fund and Class	Name and Address	Percent Owned
	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	10.95%
Neuberger Berman Regency Fund Trust Class	Union Central Life Insurance Company 1876 Waycross Rd. PO Box 40888 Cincinnati, OH	13.76%
	Nationwide Trust Co. FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	11.15%
	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	7.81%
	Ameritas Life Insurance Corporation 5900 O St. Lincoln, NE 68510-2234	5.12%
Neuberger Berman Select Equities Fund Class A	Merrill Lynch, Pierce, Fenner & Smith Inc. Fund Administration Attn: Service Team 4800 Deer Lake Dr. E Fl. 2 Jacksonville, FL 32246-6484	18.80%
	LPL Financial Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	8.79%
Neuberger Berman Select Equities Fund Class C	Merrill Lynch, Pierce, Fenner & Smith Inc. Fund Administration Attn: Service Team 4800 Deer Lake Dr. E Fl. 2 Jacksonville, FL 32246-6484	15.82%
	LPL Financial Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	6.89%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Select Equities Fund Institutional Class	Citigroup Global Markets Inc. 388 Greenwich St. New York, NY 10013-2375	62.83%
	Ridge Clearing & Outsourcing 2 Journal Square Plaza Jersey City , NJ 07306-4001	37.16%
Neuberger Berman Small and Mid Cap Growth Fund Trust Class	Ridge Clearing & Outsourcing 2 Journal Square Plaza Jersey City , NJ 07306-4001	73.09%
Neuberger Berman Small Cap Growth Fund Advisor Class@	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	17.80%
	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	15.40%
	Delaware Charter Guarantee & Trust Attn: NPIO Trade Desk 711 High St. Des Moines, IA 50392-0001	11.44%
	Wachovia Bank 1525 West Wt. Harris Blvd. Charlotte, NC 28288-0001	10.05%
	American United Life Insurance Company Unit Investment Trust PO Box 1995 Indianapolis, IN 46206-9102	8.55%
	American United Life Insurance Company FBO Group Retirement Annuity PO Box 1995 Indianapolis, IN 46206-9102	7.79%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Small Cap Growth Fund Institutional Class@	The Poetry Foundation 444 N. Michigan Ave. Suite 850 Chicago, IL 60611-4034	53.27%
	Fidelity Investments Institutional Operations Company 100 Magellan Way #KWIC Covington, KY 41015-1999	24.08%
	Citigroup Global Markets Inc. 700 Red Brook Blvd. Owings Mill, MD 21117-5184	22.49%
Neuberger Berman Small Cap Growth Fund Investor Class@	Prudential Investment Management Services 100 Mulberry Street 3 Gateway Center, Fl. 11 Mail Stop, NJ 05-11-20 Newark, NJ 07102-4000	37.79%
	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	21.74%
	Patterson & Company 1525 West Wt. Harris Blvd. Charlotte, NC 28288-0001	8.58%
	Citigroup Global Markets Inc. 388 Greenwich St. New York, NY 10013-2375	8.01%
Neuberger Berman Small Cap Growth Fund Trust Class@	Citigroup Global Markets Inc. 388 Greenwich St. New York, NY 10013-2375	64.77%
	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	11.57%

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Socially Responsive Fund Investor Class@	Charles Schwab & Co Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	27.90%
	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	8.75%
Neuberger Berman Socially Responsive Fund Institutional Class@	Fidelity Investments Institutional Operations Company 100 Magellan Way #KWIC Covington, KY 41015-1999	47.85%
	Compton Foundation 255 Shoreline Drive Suite 540 Redwood City, CA 94065-1444	16.57%
	Teachers Retirement System of the City of New York 55 Water St. Floor 16 New York, NY 10041-0004	11.43%
	AIG Retirement Services Company 2929 Allen Parkway, A6-20 Houston, TX 77019-2118	8.99%
Neuberger Berman Socially Responsive Fund Trust Class@	Hartford Life Insurance Company Attn: David Ten Broeck 1 Griffin Rd. N Windsor, CT 06095-1512	18.34%
	Fidelity Investments Institutional Operations Company 100 Magellan Way #KWIC Covington, KY 41015-1999	13.64%
	National Financial Services P.O. Box 3908 Church Street Station New York, NY 10008-3908	12.57%

@ Data for Neuberger Berman Guardian Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund is as of May 1, 2009.

REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The following financial statements and related documents are incorporated herein by reference from the Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2008:

The audited financial statements of Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Select Equities Fund, notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.

The audited financial statements of Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Regency Fund, Neuberger Berman Small and Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund, notes thereto, and the reports of Tait, Weller & Baker LLP, independent registered public accounting firm, with respect to such audited financial statements.

In addition, the following financial statements and related documents are incorporated herein by reference from the Semi-Annual Report to shareholders for Neuberger Berman Guardian Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large

Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund for the fiscal period ended February 28, 2009:

The unaudited financial statements of Neuberger Berman Guardian Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund and notes thereto.

APPENDIX A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings:

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have

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not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s corporate bond ratings:

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

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Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch, Inc. corporate bond ratings:

The following descriptions of Fitch’s long-term debt ratings have been published by Fitch’s IBCA Investors Service.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB - Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC - For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

A-3

CC - For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C - For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD - Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D - Indicates an entity that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

(1)     Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

(2)     The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

(3)     The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Plus (+) or Minus (-) - The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to categories below ‘CCC’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

DBRS corporate bond ratings:

The following descriptions of DBRS long-term debt ratings have been published by Dominion Bond Rating Service.

AAA - Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favourable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

AA - Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A-4

A - Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB - Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB - Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B - Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC, C - Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D - A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

High or Low – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The AAA and D categories do not utilize “high”, “middle”, and “low” as differential grades.

S&P commercial paper ratings:

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating

A-5

categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings - Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s commercial paper ratings:

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-6

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch commercial paper ratings:

The following descriptions of Fitch short-term debt ratings have been published by Fitch’s IBCA Investors Service.

F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

DBRS commercial paper ratings:

The following descriptions of DBRS short-term debt ratings have been published by Dominion Bond Rating Service.

A-7

R-1 (high) - Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (middle) - Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1 (low) - Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favourable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high) - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2 (low) - Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer’s liquidity profile.

R-3 - Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

A-8

R-4 - Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

R-5 - Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

D - A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

A-9

NEUBERGER BERMAN EQUITY FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Class A Shares, Class C Shares and Institutional Class Shares

DATED DECEMBER 19, 2008
AS AMENDED OCTOBER 15, 2009
Neuberger Berman Climate Change Fund

605 Third Avenue, 2ndFloor, New York, NY 10158-0180
Toll-Free 800-877-9700

Neuberger Berman Climate Change Fund (the “Fund”) is a mutual fund that offers shares pursuant to Prospectuses dated December 19, 2008.

The Prospectus for your share class provides more information about the Fund that you should know before investing. You can get a free copy of the Prospectus for your share clzass from Neuberger Berman Management LLC (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the appropriate Prospectus carefully before investing.

The Fund’s financial statements, notes thereto and the reports of their independent registered public accounting firms are incorporated by reference from the Fund’s annual report to shareholders into (and are therefore legally part of) this Statement of Additional Information (“SAI”).

This SAI is not a prospectus and should be read in conjunction with the Prospectus for your share class.

No person has been authorized to give any information or to make any representations not contained in the Prospectus for your share class or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus for your share class and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman LLC. “Neuberger Berman Management LLC” and the Fund name in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC. ©2008 Neuberger Berman Management LLC. All rights reserved.

Page

INVESTMENT INFORMATION	1
Investment Policies and Limitations	1
Cash Management and Temporary Defensive Positions	3
Additional Investment Information	4

PERFORMANCE INFORMATION	27

CERTAIN RISK CONSIDERATIONS	27

TRUSTEES AND OFFICERS	27
Information about the Board of Trustees	28
Information about the Officers of the Trust	36

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	46
Investment Manager and Administrator	46
Contractual Expense Limitations	48
Sub-Adviser	49
Portfolio Manager Information	50
Other Investment Companies Managed	52
Codes of Ethics	53
Management and Control of NB Management and Neuberger Berman	53

DISTRIBUTION ARRANGEMENTS	53
Distribution Plan (Class A Only)	56
Distribution Plan (Class C Only)	57

ADDITIONAL PURCHASE INFORMATION	58
Share Prices and Net Asset Value	58
Financial Intermediaries	58
Automatic Investing and Dollar Cost Averaging	60
Sales Charges	60
Sales Charge Reductions and Waivers	63
ADDITIONAL EXCHANGE INFORMATION	67

ADDITIONAL REDEMPTION INFORMATION	68
Suspension of Redemptions	68
Redemptions in Kind	69

CONVERSION INFORMATION	70

DIVIDENDS AND OTHER DISTRIBUTIONS	69

ADDITIONAL TAX INFORMATION	70
Taxation of the Fund	70
Taxation of the Fund’s Shareholders	76

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FUND TRANSACTIONS	75
Expense Offset Arrangement	76
Portfolio Turnover	79
Proxy Voting	79

PORTFOLIO HOLDINGS DISCLOSURE	80

REPORTS TO SHAREHOLDERS	83

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	83

CUSTODIAN AND TRANSFER AGENT	84

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	84

LEGAL COUNSEL	84

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	84

REGISTRATION STATEMENT	86

FINANCIAL STATEMENTS	86

APPENDIX A – RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER	A-1

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INVESTMENT INFORMATION

The Fund is a separate operating series of Neuberger Berman Equity Funds (“Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as a diversified, open-end management investment company.

The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of the Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:

(1)     67% of the units of beneficial interest (“shares”) of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

(2)     a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

Investment Policies and Limitations

Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund.

The following investment policies and limitations are fundamental:

1. Borrowing. The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

2. Commodities. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

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3. Diversification. The Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4. Industry Concentration. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.

5. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

6. Real Estate. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers a principal business of which is mortgaging, investing and/or dealing in real estate or interests therein, (ii) invest in instruments that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

7. Senior Securities. The Fund may not issue senior securities, except as permitted under the 1940 Act.

8. Underwriting. The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

The Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

For purposes of the limitation on industry concentration, the Fund determines industry classifications using Level Four of the Global Industry Classification Standard, which currently contains 139 separate industries. The more narrowly industries are defined, the more likely it is that multiple industries will be affected in a similar fashion by a single economic or regulatory development.

The following investment policies and limitations are non-fundamental:

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1. Borrowing. The Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.

2. Lending. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

3. Margin Transactions. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

4. Illiquid Securities. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

5. Equity Securities. The Fund normally invests at least 80% of its assets in equity securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders. As used in this policy, “assets” means net assets plus the amount of any borrowing for investment purposes.

Convertible securities are considered equity securities for purposes of the Fund’s non-fundamental policy to invest at least 80% of its net assets in equity securities.

Cash Management and Temporary Defensive Positions

For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. Among other things, the conditions preclude the Fund from paying a sales charge, as defined in rule 2830(b) of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

           In addition, pursuant to an exemptive order received from the SEC, the Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality

3

requirements of Rule 2a-7 and have short maturities.  The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund.  Although the unregistered fund endeavors to maintain a $1.00 share price, there is no assurance that it will be able to do so.  If it were necessary to liquidate assets in the unregistered fund to meet returns on outstanding securities loans at a time when the unregistered fund's price per share was less than $1.00, a Fund may not receive an amount from the unregistered fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.  In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the unregistered fund at the price at which that fund is carrying them.  The unregistered fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act.  Under the exemptive order, a Fund that is a money market fund cannot invest in an unregistered fund that does not comply with Rule 2a-7.

Additional Investment Information

The Fund may make the following investments, among others; some of which are part of the Fund’s principal investment strategies and some of which are not. The principal risks of the Fund’s principal investment strategies are discussed in the Prospectuses. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Illiquid Securities. Generally, illiquid securities are securities that cannot be expected to be sold or disposed of within seven days at approximately the price at which they are valued by the Fund. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to it.

Policies and Limitations. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

Policies and Limitations. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

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Securities Loans. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund. NB Management believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund can loan securities through a separate operating unit of Neuberger Berman LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Fund also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Fund may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

Policies and Limitations. The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. See the section entitled “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested. The Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

Restricted Securities and Rule 144A Securities. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in

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purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

Policies and Limitations. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Fund’s 15% limit on investments in illiquid securities.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

Policies and Limitations. Reverse repurchase agreements are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.

Leverage. The Fund may engage in transactions that have the effect of leverage. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Fund’s net asset value (“NAV”). Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund’s shareholders as dividends, if any, will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Fund’s investment limitations.

Policies and Limitations. Generally, the Fund does not intend to use leverage for investment purposes. The Fund may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

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Foreign Securities. The Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as investors.

The Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

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Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Fund may invest in American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and International Depository Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

Participatory Notes. The Fund may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Generally, investments in participatory notes are used to take positions in certain foreign securities. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. The return on a participatory note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a participatory note typically does not receive voting rights as it would if it directly owned the underlying security. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the stocks underlying such participatory notes. Participatory notes involve transaction costs. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to the Fund’s percentage limitation on investments in illiquid securities.

Forward Commitments and When-Issued Securities. The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitment transactions enable the Fund to “lock in” what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting

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on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.

Policies and Limitations. The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on the Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

Real Estate-Related Instruments. The Fund will not directly invest in real estate, but the Fund may invest in securities issued by real estate companies. Investments in the securities of companies in the real estate industry subject the Fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include securities of real estate investment trusts (“REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

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REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

The types of REITs described above are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended (“Code”), and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to indirectly bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

The Fund may also invest in mortgage-backed securities. These are fixed income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when those interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This limits the Fund’s ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association) and Freddie Mac (also known as the Federal Home Loan Mortgage Corporation)) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial

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statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Additionally, Fannie Mae and Freddie Mac are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10% per year until stabilizing at a lower, less risky size.  The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.

Energy-Related Investments. The securities of companies in energy-related activities include, among others, integrated oil and gas companies, refining companies, independent oil and gas companies, oil service companies, coal companies, energy infrastructure companies, energy transportation companies, energy master limited partnerships (see “Master Limited Partnerships” below), natural gas and electric utilities, and alternative energy providers. Companies in the energy sector are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and may lack the resources and the broad business lines to weather hard times. These companies face the risk that their earnings, dividends and stock prices will be affected by changes in the prices and supplies of energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including the supply and demand for energy fuels; international political events; energy conservation; the success of exploration projects; tax and other governmental regulations; policies of the Organization of Petroleum Exporting Countries (“OPEC”); and relationships among OPEC members and between OPEC and oil-importing countries.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices,
Forward Contracts, and Options on Foreign
Currencies (collectively, “Financial Instruments”)

Futures Contracts and Options Thereon. The Fund may purchase and sell single stocks and interest rate futures contracts, stock and bond index futures contracts (including those on a narrow-based index), and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Fund views investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

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The Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. The Fund may purchase futures contracts to fix what NB Management believes to be a favorable price for securities the Fund intends to purchase. If a futures contract is purchased by the Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for anticipated differences in volatility between positions the Fund wishes to hedge and the standardized futures contracts available to it, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

For purposes of managing cash flow, the Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”).

A “sale” of a futures contract (or a “short” futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission (“CFTC”); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

“Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund’s futures positions. The margin deposit made by the Fund when it enters into a futures contract (“initial margin”) is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit (“variation margin”). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund.

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In computing its NAV, the Fund marks to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although the Fund believes that the use of futures contracts and options will benefit it, if NB Management’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Fund, it could have an adverse impact on the NAV of the Fund.

Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at

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least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or “DTEFs”), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

Policies and Limitations. The Fund may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Fund does not engage in transactions in futures and options on futures for speculation.

The Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Manager may use such futures and options to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Call Options on Securities. The Fund may write covered call options and may purchase call options on securities and call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

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When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

Policies and Limitations. The Fund may write covered call options and may purchase call options on securities and call options in related closing transactions. The Fund writes only “covered” call options on securities it owns (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do).

The Fund would purchase a call option to offset a previously written call option. The Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.

Put Options on Securities. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Portfolio securities on which the Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Policies and Limitations. The Fund generally writes and purchases put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV).

General Information About Securities Options. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a

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counter-party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party’s insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

The premium the Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

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Policies and Limitations. The Fund may use American-style options.

The assets used as cover (or segregated) for OTC options written by the Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Put and Call Options on Securities Indices. The Fund may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Fund’s securities or securities the Fund intends to buy. The Fund may write securities index options to close out positions in such options that it has purchased.

For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed “index multiplier.” A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), the American Stock Exchange, and other U.S. and foreign exchanges.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

Policies and Limitations. The Fund may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by the Fund will be listed and traded on an exchange. The Fund currently does not expect to invest a substantial portion of its assets in securities index options.

For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

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Foreign Currency Transactions. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price (“forward contracts”). The Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Fund will not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a forward contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

NB Management believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because

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 forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

Policies and Limitations. The Fund may enter into forward contracts for the purpose of hedging and not for speculation.

When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

Options on Foreign Currencies. The Fund may write and purchase covered call and put options on foreign currencies.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Policies and Limitations. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Regulatory Limitations on Using Financial Instruments. If the Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are “in-the-money”) may not exceed 5% of the Fund’s net assets.

Cover for Financial Instruments. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid securities.

Segregated securities cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund’s assets could impede Fund management or the Fund’s ability to meet current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

General Risks of Financial Instruments. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible

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lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Fund’s use of Financial Instruments will be successful.

The Fund’s use of Financial Instruments may be limited by the provisions of the Code with which it must comply to qualify as a regulated investment company (“RIC”). See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

Policies and Limitations. When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund’s underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

Short Sales. The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

The Fund may also make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

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          Policies and Limitations. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated, an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. The Fund’s ability to engage in short sales may be impaired by temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.

Fixed Income Securities. While the emphasis of the Fund’s investment program is on common stocks and other equity securities, the Fund may invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. The Fund may also invest in investment grade corporate bonds and debentures. The debt securities in which the Fund may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index of reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. The Fund may invest in corporate debt securities rated below investment grade.

“U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States.   Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline. As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.

“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae, Fannie Mae, Freddie Mac, SLM Corporation (commonly known as “Sallie Mae”), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

“Investment grade” debt securities are those receiving one of the four highest ratings from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or another nationally recognized statistical rating organization (“NRSRO”) or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities (“Comparable Unrated Securities”). Securities rated by Moody’s in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund primarily refers to ratings assigned by S&P and Moody’s, which are described in Appendix A to this SAI.

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Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). The value of the fixed income securities in which the Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of the Fund’s fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to the Fund warrants exposure to the additional level of risk.

Policies and Limitations. There are no restrictions as to the ratings of debt securities the Fund may acquire or the portion of its assets it may invest in debt securities in a particular ratings category. Although the Fund does not presently intend to invest in debt securities, it may invest in convertible debt securities that NB Management believes present a good value because they are convertible into equity securities and have an attractive yield.

Commercial Paper. Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

Policies and Limitations. The Fund may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody’s (P-1) or is deemed by NB Management to be of comparable quality.

Zero Coupon Securities. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

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The discount on zero coupon securities (“original issue discount” or “OID”) must be included in gross income ratably by the Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information.”

The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Convertible Securities. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Policies and Limitations. Convertible securities are considered equity securities for purposes of the Fund’s non-fundamental policy to invest at least 80% of its net assets in equity securities. Convertible debt securities are subject to the Fund’s investment policies and limitations concerning fixed income securities.

Preferred Stock. The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

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Swap Agreements. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

Swap agreements may be illiquid.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions.  Moreover, the use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a firm’s creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

Canadian Income Trusts. Canadian income trusts commonly hold debt or equity securities in, or are entitled to receive royalties from, an underlying active business. The income trust structure is typically adopted by businesses that require a limited amount of capital in maintenance and that generate stable cash flows. The value of an income trust can rise or fall for the same reasons that affect equity securities or because of changes to interest rates.

An investment in units of a Canadian income trust is not the equivalent of owning shares in a corporation. Unit holders do not have the statutory rights normally associated with owning shares in a corporation. Investments in income trusts will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates and other economic factors. Typically, income trusts are more volatile than fixed income securities and preferred shares. The value of income trust units may decline significantly if they are unable to meet distribution targets. To the extent that claims against an income trust are not satisfied by the trust, investors in the income trust (including the Fund if it invests in the income trust) could be held responsible for such obligations. Certain, but not all, jurisdictions have enacted legislation to protect investors from some of this liability. There is also a risk that the tax rules relating to income trusts may change in a way that is negative to income trust investors.

Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

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Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

Other Investment Company Securities. The Fund may invest in shares of other investment companies (including shares of exchange-traded funds (“ETFs”)). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. Such an investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

As a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

ETFs are investment companies that are registered as open-end management companies or unit investment trusts but possess some of the characteristics of closed-end funds. For example, like closed-end funds, ETFs’ shares are listed and traded in the secondary market.

Many ETFs are passively managed and seek to provide returns that track the price and yield performance of a particular index. Although such ETFs may invest in other instruments, they largely hold the securities (e.g., common stocks) in the relevant index.

Policies and Limitations. For cash management purposes, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or

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an affiliate, under specified conditions. In addition, pursuant to an exemptive order received from the SEC, the Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. See “Cash Management and Temporary Investment Policy.”

Otherwise, the Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.

The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

Indexed Securities. The Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.

Recent Market Events. Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. These events have included, but are not limited to, the Federal government’s placement of Fannie Mae and Freddie Mac under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government bailout of American International Group, Inc (“AIG”), reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and U.K. governments banning short-selling. Both domestic and international equity markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may also negatively affect many issuers worldwide.

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Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Fund.

Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Fund itself is regulated.  Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

PERFORMANCE INFORMATION

The Fund’s performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor’s original cost.

CERTAIN RISK CONSIDERATIONS

Although the Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees
John Cannon (1930)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	47

Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund (1992 to 2002).

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	47	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	47

Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	47

Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (1927)	Trustee since 1986	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	47

Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (1960)	Trustee since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	47	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	47

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	47

Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Edward I. O’Brien (1928)	Trustee since 1993	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	47	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Cornelius T. Ryan (1931)	Trustee since 1982	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	47	None.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	47

Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	47	None.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and  Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger Berman, since 2009; Chief Executive Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) (“NBFI”) since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

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Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.	47	Chairman of the Board, Staten Island Mental Health Society since 2008.
Jack L. Rivkin* (1940)	Trustee since 2002; President from 2002 to 2008

Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger Berman, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.

47

Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1997; formerly, Director, New York Society of Security Analysts (2006 to 2008).

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(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the Trust’s Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*

Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NB Management,  Neuberger Berman and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of NB Management and an officer of Neuberger Berman.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002

Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; formerly, Vice President, Neuberger Berman, 2002 to 2006; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; Executive Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008); Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, one since 2005 and one since 2006).

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Executive Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten  registered investment companies for which NB Management acts as investment manager and administrator (nine since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008

Senior Vice President, Neuberger Berman, since 2006; formerly, Vice President, Neuberger Berman, 2002 to 2006; Vice President, NB Management, since 2008 and Employee since 1991; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (eight since 2003, two since 2004, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1992; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002

Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2005 and one since 2006); formerly, Assistant Treasurer, ten registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Andrew Provencher (1965)	Vice President since 2008

Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2005; formerly, Senior Vice President, Neuberger Berman, 2003 to 2005; formerly, Vice President, Neuberger Berman, 1999 to 2003; Vice President, ten  registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2006; formerly, Senior Vice President, Neuberger Berman, 2004 to 2006; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, ten  registered investment companies for which NB Management acts as investment manager and administrator (nine since 2005 and one since 2006); formerly, Senior Vice President, Lehman Brothers Inc., 2007 to 2008; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and sub-advisory contracts and other principal contracts. It is the Trust’s policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not “interested persons” of NB Management (including its affiliates) or the Trust (“Independent Fund Trustees”). The Board of Trustees has established several standing committees to oversee particular aspects of the Fund’s management. The standing committees of the Board of Trustees are described below.

Audit Committee. The Audit Committee’s purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the

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internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firms; and (e) to act as a liaison between the Fund’s independent registered public accounting firms and the full Board. Its members are Martha C. Goss, George W. Morriss (Vice Chair), Cornelius T. Ryan (Chair), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met seven times.

Contract Review Committee.  The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans.  Its members are Faith Colish (Chair), Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf and Candace L. Straight.  All members are Independent Fund Trustees.  During the fiscal year ended August 31, 2008, the Committee met four times.

Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust’s Chief Compliance Officer (“CCO”). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee’s primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chair), Faith Colish, C. Anne Harvey, Michael M. Knetter, Howard A. Mileaf (Vice Chair) and Edward I. O’Brien. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met four times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by

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Delaware law. Its members are John Cannon, Robert Conti, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip (Chair) and Candace L. Straight. All members except for Mr. Conti are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee did not meet.

            Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chair), Robert A. Kavesh, Michael M. Knetter (Vice Chair), Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2008, the Committee met once.

Investment Performance Committee.  The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance.  Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chair), Cornelius T. Ryan and Peter P. Trapp (Chair).  All members except for Mr. Rivkin are Independent Fund Trustees.  During the fiscal year ended August 31, 2008, the Committee met three times.

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish (Vice Chair), George W. Morriss, Jack L. Rivkin, Cornelius T. Ryan and Candace L. Straight (Chair). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met six times.

The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the

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duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. Prior to January 1, 2008, for serving as a trustee of the fund family, each Independent Fund Trustee received an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attended in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees determined whether a fee was warranted, provided, however, that no fee was normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board’s Audit Committee received $5,000 per year and each member of the Audit Committee, including the Chair, received $1,000 for each Audit Committee meeting he or she attended in-person or by telephone. No additional compensation was provided for service on any other Board committee. The Lead Independent Trustee received an additional $20,000 per year.

Effective January 1, 2008, the compensation of each Independent Fund Trustee has been restructured. For serving as a trustee of the funds in the fund family, each Independent Fund Trustee and each Interested Trustee who is not an employee of NB Management receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee Chair will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year. No additional compensation is provided for service on a Board committee. The Chair who is also an  Independent Fund Trustee receives an additional $35,000 per year.

The funds in the fund family reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

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TABLE OF COMPENSATION

FOR FISCAL YEAR ENDED 8/31/08

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
John Cannon Trustee	$49,240	$134,610

Faith Colish Trustee	$49,240	$134,610

Martha C. Goss Trustee	$48,374	$132,593

C. Anne Harvey Trustee	$49,240	$134,610

Robert A. Kavesh Trustee	$47,347	$129,610

Michael M. Knetter Trustee	$47,347	$129,610

Howard A. Mileaf Trustee	$48,374	$132,593

George W. Morriss Trustee	$50,267	$137,593

Edward I. O’Brien Trustee	$47,347	$129,610

Cornelius T. Ryan Trustee	$50,777	$139,071

Tom D. Seip Trustee	$58,390	$160,006

Candace L. Straight Trustee	$49,240	$134,610

Peter P. Trapp Trustee	$52,160	$142,593

Fund Trustees who are “Interested Persons”

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Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Joseph V. Amato Trustee	N/A*	N/A*

Robert Conti President, Chief Executive Officer and Trustee	N/A*	N/A*

Jack L. Rivkin Trustee	$3,725	$10,000

* Mr. Conti became a Fund Trustee in December  2008 and Mr. Amato became a Fund Trustee in March 2009.

As of November 30, 2008, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record 1% of the outstanding shares of the Fund.

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Ownership of Securities

The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the fund family as of December 31, 2008.

Name of Fund Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies*
Independent Fund Trustees
John Cannon	E
Faith Colish	E
Martha C. Goss	C
C. Anne Harvey	D
Robert A. Kavesh	E
Michael M. Knetter	D
Howard A. Mileaf	E
George W. Morriss	D
Edward I. O’Brien	E
Cornelius T. Ryan	E
Tom D. Seip	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E
Robert Conti	E
Jack L. Rivkin	C

* Valuation as of December 31, 2008.

A = None	B = $1-$10,000	C = $10,001 - $50,000	D = $50,001 - $100,000	E = over $100,000

Independent Fund Trustees Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.

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INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated May 4, 2009 (“Management Agreement”).

The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.

NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust. See “Trustees and Officers.” The Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.

NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to three administration agreements with the Trust, one for Class A dated May 4, 2009, one for Class C dated May 4, 2009, and one for the Institutional Class dated May 4, 2009 (each an “Administration Agreement”). For such administrative services, each Class of the Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.

Under the Administration Agreement for each class of shares, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third-party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third-party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third-party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

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Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Fund intends to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or the Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Fund or its shareholders adversely.

The Management Agreement continues until October 31, 2010. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in the Fund. The Administration Agreements continue until October 31, 2010. The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Management and Administration Fees

For investment management services, the Fund pays NB Management a fee at the annual rate of 0.85% of the first $250 million of the Fund’s average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion.

For administrative services, each of Class A and Class C of the Fund pay NB Management a fee at the annual rate of 0.26% of the Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services. (A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by the Fund; see “Distribution Arrangements,” below.)

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For administrative services, the Institutional Class of the Fund pays NB Management a fee at the annual rate of 0.15% of the Fund’s average daily net assets, plus out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of those Independent Fund Trustees and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services. In addition, the Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.

During the fiscal years ended August 31, 2008, 2007 and 2006, Class A, Class C and Institutional Class of the Fund accrued management and administration fees as follows:

Climate Change	Management and Administration Fees Accrued for Fiscal Years Ended August 31,

Class	2008	2007	2006
Class A	$5,399*	N/A^	N/A^
Class C	$358*	N/A^	N/A^
Institutional Class	$7,414*	N/A^	N/A^

* From May 1, 2008 (commencement of operations) to August 31, 2008.

^ No data available because this Class of the Fund had not yet commenced operations.

Contractual Expense Limitations

NB Management has contractually undertaken, during the respective period noted below, to forgo current payment of fees and/or reimburse annual operating expenses of each Class listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) (“Operating Expenses”) do not exceed the rate per annum noted below (“Expense Limitation”).

The Fund has agreed to repay NB Management out of assets attributable to its respective Class noted below for any fees forgone by NB Management under the Expense Limitation or any Operating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause that Class’ Operating Expenses to exceed the respective annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

The appropriateness of these undertakings is determined on a class-by-class basis.

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Fund	Class	Limitation Period	Expense Limitation
Climate Change	A	08/31/2012	1.20%
	C	08/31/2012	1.95%
	Institutional	08/31/2012	0.95%

NB Management reimbursed each Class of the Fund listed below the following amount of expenses pursuant to the Fund’s contractual arrangements:

Climate Change	Expenses Reimbursed for Fiscal Years Ended August 31,

Class	2008	2007	2006

Class A	$75,053*	N/A^	N/A^

Class C	$8,633*	N/A^	N/A^

Institutional Class	$179,923*	N/A^	N/A^

* From May 1, 2008 (commencement of operations) to August 31, 2008.

^ No data available because this Class of the Fund had not yet commenced operations.

Sub-Adviser

NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated May 4, 2009 (“Sub-Advisory Agreement”).

The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.

The Sub-Advisory Agreement continues until October 31, 2010 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days’ prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

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Portfolio Manager Information

Other Accounts Managed

Ron Silvestri is the Portfolio Manager of the Fund and has the day-to-day management responsibility for the Fund. The Portfolio Manager consults from time to time with an advisory council of NB Management and its affiliates, whose members do not have day-to-day management responsibility for the Fund and receive no separate compensation for such consultation.

The table below describes the other accounts for which the Portfolio Manager has day-to-day management responsibility as of August 31, 2008.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)

Ron Silvestri
Registered Investment Companies*	1	$4	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	-	-	-	-

*Registered Investment Companies includes Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Fund also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a

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performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible.

NB Management, Neuberger Berman and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

A portion of the compensation paid to each Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers’ compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Holdings LLC’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a “finder’s fee” or “referral fee” paid to a third party). To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

NB Management’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

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Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Portfolio Manager, as of August 31, 2008, in the Fund.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Ron Silvestri	C

A = None	E = $100,001-$500,000

B = $1-$10,000	F = $500,001-$1,000,000

C = $10,001-$50,000	G = Over $1,000,001

D =$50,001-$100,000

Other Investment Companies Managed

The investment decisions concerning the Fund and the other registered investment companies managed by NB Management (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

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Codes of Ethics

The Fund, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund’s Portfolio Manager and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Fund, but are restricted from trading in close conjunction with the Fund or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Neuberger Berman

NB Management and Neuberger Berman are wholly owned by Neuberger Berman Group LLC ("NBG").  The directors, officers and/or employees of NB Management and  Neuberger Berman, who are deemed “control persons,” all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Joseph Amato, and Robert Conti.  Mr. Conti and Mr. Amato are Trustees and officers of the Trust.

Prior to May 4, 2009, the predecessor of NB Management and Neuberger Berman were wholly owned subsidiaries of Lehman Brothers Holdings Inc. (“Lehman Brothers”), a publicly owned holding company.  On September 15, 2008, Lehman Brothers  filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code.   On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger, the "Acquired Businesses") (the "Acquisition").  On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

The Acquisition closed on May 4, 2009, and the Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger's management team, and certain key members and senior professionals who are employed throughout the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

These events have not had a material impact on the Fund or its operations.  NB Management and Neuberger Berman continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

DISTRIBUTION ARRANGEMENTS

The Fund offers Class A, Class C and Institutional Class shares.

Distributor

NB Management serves as the distributor (“Distributor”) in connection with the offering of the Fund’s shares. Institutional Class shares are offered on a no-load basis. Class A and Class

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C (with the exception of Grandfathered Investors as defined in the Class A and Class C shares Prospectus) are available only through investment providers ("Institutions") that have made arrangements with NB Management for shareholder servicing and administration and/or entered into selling agreements with NB Management.

In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund’s “principal underwriter” within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund’s Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of the Fund’s Class A and Class C shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Fund’s shares. However, for Class A shares, the Distributor receives commission revenue consisting of the portion of Class A sales charge remaining after the allowances by the Distributor to Institutions. For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase. The Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions of Class C shares.

For each Class that is sold directly to investors (currently Institutional Class shares and Class A shares for Grandfathered Investors as defined in the Fund’s Prospectuses), the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of its shareholder lists, the shares of other mutual Fund for which the Distributor acts as distributor or other products or services. Any such use of the Fund’s shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund’s shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to the Institutional Class and a Distribution and Shareholder Services Agreement with respect to each of Class A and Class C of the Fund (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2010. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund’s outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreement.

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Revenue Sharing

NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”).

Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, NB Management may pay for: placing the Fund on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Fund; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Fund or of any particular share class of the Fund. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Fund.

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In addition to the compensation described above, the Fund and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the Fund may differ depending on the Fund and are designed to be equal to or less than the fees the Fund would pay to its transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in its clients’ accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Fund with respect to those assets.

Distribution Plan (Class A Only)

The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to Class A of the Fund. The Plan provides that the Fund will compensate NB Management for administrative and other services provided to the Fund, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Fund. Under the Plan, NB Management receives from Class A of the Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A’s Plan complies with these rules.

The table below sets forth the amount of fees accrued for the Fund:

Class A	Fiscal Year Ended August 31,

Fund	2008	2007	2006

Climate Change	$1,205*	N/A^	N/A^

* From May 1, 2008 (commencement of operations) to August 31, 2008.
^ No data available because this Class of the Fund had not yet commenced operations.

Distribution Plan (Class C Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class C of the Fund. The Plan provides that Class C of the Fund will compensate NB Management for administrative and other services provided to the Fund, its activities and expenses related to the

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sale and distribution of Fund shares, and ongoing services to investors in the Fund. Under the Plan, NB Management receives from Class C of the Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets of which 0.75% is a distribution fee and 0.25% is a service fee. NB Management may pay up to the full amount of this fee to Institutions that make available Fund shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C’s Plan complies with these rules.

The table below sets forth the amount of fees accrued for the Fund:

Class C	Fiscal Year Ended August 31,

Fund	2008	2007	2006

Climate Change	$325*	N/A^	N/A^

* From May 1, 2008 (commencement of operations) to August 31, 2008.
^ No data available because this Class of the Fund had not yet commenced operations.

Distribution Plan

Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by the Fund and the purposes for which such expenditures were made.

Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. To the extent the Plans allow the Fund to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Fund to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

The Plans continue until December 17, 2009. The Plans are renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of the Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

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From time to time, the Fund may be closed to new investors. Because the Plans for the Class A and Class C shares of the Fund pay for ongoing shareholder and account services, the Board may determine that it is appropriate for the Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

The Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of the Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). The Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. The Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

The Fund uses an independent pricing service to value its equity portfolio securities (including options). The independent pricing service values equity portfolio securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. The independent pricing service values foreign equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the independent pricing service at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value.

The Fund uses an independent pricing service to value its debt securities. Valuations of debt securities provided by an independent pricing service are based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value. The Fund periodically verifies valuations provided by the

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pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

The Fund’s foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

The Fund’s securities are traded primarily in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of the Fund may be significantly affected on days when shareholders have no access to the Fund.

If, after the close of the principal market on which a security is traded, and before the time the Fund’s securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund Trustees have authorized NB Management, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

If NB Management believes that the price of a security obtained under the Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Financial Intermediaries

The Fund has authorized one or more financial intermediaries to receive purchase and redemption orders on its behalf. Such financial intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase and redemption order when a financial intermediary or its designee receives the order. Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “accepted” as defined in the Fund’s Prospectuses.

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Automatic Investing and Dollar Cost Averaging

For each Class of the Fund that is sold directly to investors (currently Institutional Class shares and Class A shares for Grandfathered Investors as defined in the Fund’s Class A and Class C shares Prospectus), shareholders in that Class (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares of that Class each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. Direct Shareholders who elect to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

Sales Charges

Class A Purchases

Purchases by certain 403(b) plans. Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the Neuberger Berman Fund is a principal investment option; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

Other Purchases. Pursuant to a determination of eligibility by NB Management, Class A shares of the Fund may be sold at net asset value to:

1.

current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Management or Neuberger and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2.

currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a ) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in- law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

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3.

currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a ) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Fund, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

4.	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

5.	insurance company separate accounts;

6.	accounts managed by NB Management or Neuberger and its affiliated companies;

7.	NB Management or Neuberger and its affiliated companies;

8.

an individual or entity with a substantial business relationship with NB Management or Neuberger and its affiliated companies, or an individual or entity related or relating to such individual or entity;

9.

wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by NB Management or Neuberger and its affiliated companies;

10.	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

11.	directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

12.

banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

13.	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

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14.

Employer-sponsored defined contribution – type plans, including certain 403(b) plans, investing $1 million or more with 100 or more eligible employees, and IRA rollovers involving retirement plan assets invested in the funds in the fund family; and

15.	Employee benefit and retirement plans for NB Management and its affiliates.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts.

Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•

redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an individual retirement account (“IRA”) or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Loan repayments.

Repayments on loans taken from a retirement plan or an IRA or other individual-type retirement account are not subject to sales charges if NB Management is notified of the repayment.

Dealer commissions and compensation.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of aggregate purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Fund’s IRA rollover policy as described in the Class A and Class C shares Prospectus) are paid to dealers at the following rates: 1.00% on amounts from $1 million to $1,999,999, 0.75% on amounts from $2 million to $2,999,999, 0.50% on amounts from $3 million to $4,999,999 and 0.25% on amounts from $5 million and above. Commissions are based on cumulative investments and are annually reset.

A dealer concession of up to 1% may be paid by the Fund under its Class A Plan to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales Charge Reductions and Waivers

Reducing your Class A sales charge.

As described in the Class A and Class C shares Prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Letter of Intent.   By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of non-money market funds in the fund family over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Letter period may be credited toward satisfying the Letter.

The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Prospectus with their first purchase.

Aggregation.    Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Class A and Class C shares Prospectus, if all parties are purchasing shares for their own accounts and/or:

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•	individual-type employee benefit plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•

trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

•	endowments or foundations established and controlled by you or your immediate family; or

•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

•

for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

•

for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

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Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases.   As described in the Class A and Class C shares Prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the funds in the fund family. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of money market funds in the fund family are excluded.

Rights of accumulation.   Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the funds in the fund family to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of money market funds in the fund family are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or NB Management if you have additional information that is relevant to the calculation of the value of your holdings.

You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your funds in the fund family.

CDSC waivers for Class A and Class C shares.

As noted in the Class A and Class C shares Prospectus, a contingent deferred sales charge (“CDSC”) may be waived in the following cases:

•    redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she

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      notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Fund’s transfer agent is notified of the death of a joint tenant will be subject to a CDSC;

•    tax-free returns of excess contributions to IRAs;

•    permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

•    distributions from an IRA upon the shareholder’s attainment of age 59-1/2;

•    IRA rollover from a fund in the fund family held in a employer sponsored retirement plan to Class A shares; and

•    redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•    Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•    Redemptions through a systematic withdrawal plan (SWP). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

•    Purchases where the Distributor pays no commission or transaction fee to authorized dealers.

For purposes of this paragraph, “account” means:

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•   in the case of Class A shares, your investment in Class A shares of all funds in the fund family (investments representing direct purchases of money market funds in the fund family are excluded); and

•   in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the Class A and Class C shares Prospectus.

ADDITIONAL EXCHANGE INFORMATION

As more fully set forth in the Fund's  Prospectus, if shareholders purchased Advisor, Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met. Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectus) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

An Institution may exchange a fund’s Investor Class, Advisor Class, Trust Class, Institutional Class, Class A or Class C shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution. This privilege is not available for Neuberger Berman Genesis Fund Institutional Class shareholders. Most Institutions allow you to take advantage of the exchange program.

Exchanges are generally not subject to any applicable sales charges. However, exchanges from money market funds are subject to applicable sales charges of the fund being purchased, unless the money market fund shares were acquired through an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund having a sales charge.

Most investment providers allow you to take advantage of the exchange program. Please contact your investment provider or NB Management for further information on exchanging your shares.

Any of the funds in the fund family may terminate or modify its exchange privilege in the future. Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is

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treated as a sale and purchase for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

There can be no assurance that Neuberger Berman Municipal Money Fund, Neuberger Berman New York Municipal Money Fund or Neuberger Berman Tax-Free Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

Each of the funds in the fund family, except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund and Neuberger Berman Real Estate Fund may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund and Neuberger Berman Real Estate Fund charge shareholders a redemption fee on exchanges of fund shares held 60 days or less, the funds will provide at least 60 days’ notice prior to terminating or materially altering its exchange privilege, except in the following cases:

•	If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

•

In certain extraordinary circumstances, such as the suspension of the redemption of the fund’s shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

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Redemptions in Kind

The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. The Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of the Fund’s shareholders as a whole.

CONVERSION INFORMATION

If consistent with your investment provider’s program, Class A shares of the Fund that have been purchased by an investment provider on behalf of clients participating in (i) 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans or (ii) investment programs in which the clients pay a fixed or asset-based fee, may be converted into Institutional Class shares of the Fund if the investment provider satisfies any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund. Any such conversion will be effected at net asset value without the imposition of any sales load, fee or other charges by the Fund. Please contact your investment provider about any fees that it may charge.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund distributes to its shareholders substantially all of its net investment income (by Class, after deducting expenses attributable to the Class), net capital gains, and net gains from foreign currency transactions it earns or realizes. Capital gain realization is one factor that a Portfolio Manager may consider in deciding when to sell a security. The Fund’s net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in the Fund’s NAV until they are distributed. The Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

The Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December.

The Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder’s original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

A cash election remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver the Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election. Thereafter, the shareholder’s dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

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Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the Fund at its NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ADDITIONAL TAX INFORMATION

Taxation of the Fund

To qualify for treatment as a RIC under the Code, the Fund – which is treated as a separate corporation for federal tax purposes – must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and (ii) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs. If the Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), and that unregistered fund is classified for federal tax purposes as a partnership that is not a QPTP, the Fund generally will be treated as (x) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the foregoing diversification requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (y) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” (as described in each Prospectus) (“QDI”) would be

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taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

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Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that the Fund will be able to do so.

The Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Exchange-traded futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) that are subject to section 1256 of the Code (“Section 1256 contracts”) in which the Fund may invest are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund’s taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If the Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that

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60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

The Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, the Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

The Fund may invest in units of Canadian income trusts. The tax consequences to the Fund of an investment in an income trust depend on the trust’s classification for federal tax purposes; an income trust generally is classified for those purposes as a corporation or a partnership.

(1) If a Canadian income trust is classified as a corporation, it would be a PFIC (with the income tax consequences to the Fund described above) if it primarily held equity or debt securities of an underlying operating entity but would not be a PFIC if it was actively engaged in a business, such as oil and gas exploration (as a large proportion of Canadian income trusts are), and did not hold substantial investment-type assets. In the latter event, distributions from the income trust to the Fund would be treated as dividends that likely would be treated as QDI.

(2) If a Canadian income trust is classified for federal tax purposes as a partnership (by making a certain election or otherwise), it likely would be a QPTP, in which event all its net income (regardless of source) would be qualifying income to the Fund under the Income Requirement. But if such an income trust is not a QPTP (because, for example, it satisfies the Income Requirement,i.e., generates at least 90% of its gross income from the passive sources described above), then (a) it would be a publicly traded partnership that likely would be treated for federal tax purposes as a corporation, with the income tax consequences mentioned above, or (b) if not, the Fund would treat its share of the trust’s income as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by the trust and any non-qualifying income of the trust would pass through to the Fund.

The Fund may invest in interests in MLPs, which generally are classified as partnerships for federal tax purposes. Most MLPs in which the Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income to the Fund under the Income Requirement. If the Fund invests in an MLP that is a partnership that is not a QPTP, the net income the Fund derives therefrom will be treated for purposes of the Income Requirement in the same manner as income described in the next paragraph.

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Income that the Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) and is not a QPTP will be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by that company.

The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, in 2006 the U.S. Treasury Department and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

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Taxation of the Fund’s Shareholders

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

Dividends the Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if properly designated by the Fund, will be exempt from that tax.  “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments.  “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (“qualified interest income” less allocable deductions), which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits.  The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends the Fund pays to foreign investors, with certain exceptions, with respect to taxable years beginning before January 1, 2010.

As described in “Maintaining Your Account” in each Prospectus, the Fund may close a shareholder’s account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

FUND TRANSACTIONS

In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders. Affiliates of NB Management may act as a broker for the Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market) where such broker is capable of providing best execution (“Affiliated Brokers”). For Fund transactions which involve securities traded on the OTC market; the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.

During the fiscal year ended August 31, 2008, the Fund paid brokerage commissions of $3,903, of which $0 was paid to Neuberger Berman and $385 was paid to Lehman Brothers. During the fiscal year ended August 31, 2008, transactions in which that Fund used Neuberger Berman as broker comprised 0.00% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.00% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 5.37% of the aggregate dollar amount of transactions involving the payment of commissions, and 9.86% of the aggregate brokerage commissions paid by the Fund. 100% of

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the $3,518 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $6,624,096) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2008, that Fund did not acquire or hold any securities of its regular brokers or dealers.

The Fund commenced operations May 1, 2008 and therefore it does not have brokerage data for the fiscal years ending August 31, 2006 and August 31, 2007.

Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. The Fund may use an Affiliated Broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

The use of an Affiliated Broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions paid an Affiliated Broker must be (1) at least as favorable as commissions contemporaneously charged by the Affiliated Broker on comparable transactions for its most favored unaffiliated customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm and customers of the Affiliated Broker considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which an Affiliated Broker determines that the commissions paid to the Affiliated Broker by the Fund are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

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To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions other than an Affiliated Broker, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by those brokers as well as any expense offset arrangements offered by the brokers.

A committee comprised of officers of NB Management and/or employees of Neuberger Berman who are Fund managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of Neuberger Berman’s managed accounts (“Managed Accounts”) evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

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The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund’s benefit.

In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman’s normal internal research activities, Neuberger Berman’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions of the Fund result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by the Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.

The Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NB Management (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

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Expense Offset Arrangement

The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended August 31, 2008, the impact of this arrangement was a reduction of expenses as follows:

Funds	Amount of Reduction of Expenses
Climate Change	$0

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

Proxy Voting

The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Fund. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably

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designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy

The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Fund, rating and ranking organizations, and affiliated persons of the Fund or NB Management (the “Potential Recipients”) unless such disclosure is consistent with the Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).

NB Management and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” The President or a Senior Vice President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Fund prior to commencing its duties), and only with the written concurrence of NB Management’s legal and compliance department.

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Portfolio Holdings Disclosure Procedures

Disclosure of portfolio holdings may be requested only by an officer of NB Management or the Fund by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Fund or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Fund or NB Management. Following this approval, the form is submitted to NB Management’s legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

Neither the Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Fund’s Chief Compliance Officer, the Board of Trustees reviews the Fund’s portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

Pursuant to a Code of Ethics adopted by the Fund, NB Management and Neuberger Berman (“NB Code”), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Fund’s shareholders. The NB Code also prohibits any person associated with the Fund, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Fund from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients

The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

State Street Bank and Trust Company (“State Street”). The Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to the Fund’s activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed

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to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of the Fund, except with the Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.

Securities Lending Agent. The Fund has entered or may enter into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive the Fund’s portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. The Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. The Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

Other Third-Party Service Providers to the Fund. The Fund may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Fund.

In addition, the Fund may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or Neuberger Berman. Currently, the Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) each day for this purpose. FactSet receives reasonable compensation for its services.

In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Rating, Ranking and Research Agencies. The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. The Fund provides its complete portfolio holdings to: Vestek each day, Lipper, a Reuters company on the first business day of each month, Bloomberg on the 6th business day of the month, with a one month delay, RiskMetrics on the sixth business day of each month (holdings that are sent are on a two-month delay) and Morningstar on the 15th business day of each month. The Fund also provides its complete month-end portfolio holdings to Data Communiqué International (“DCI”), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of the Fund’s top 10 holdings. No compensation is received by the Fund, NB Management, Neuberger Berman or any other person in connection with the disclosure of this information. NB Management either has or expects to enter shortly into a written confidentiality agreement, with

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each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

REPORTS TO SHAREHOLDERS

Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of December 14, 2005. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twenty separate operating series (including the Fund). The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Prior to November 9, 1998, the name of the Trust was “Neuberger & Berman Equity Funds.”

Description of Shares. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Shareholder Meetings. The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund or Class entitled to vote at the meeting.

Certain Provisions of Trust Instrument. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

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Other. Because Class A, Class C, and Institutional Class shares for the Fund may be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

The Fund has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as the Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2008, the following are all of the beneficial and record owners of more than five percent of the Fund’s shares. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Fund of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

Fund and Class	Name and Address	Percent Owned
Climate Change Class A	Ridge Clearing and Outsourcing 2 Journal Square Plaza Jersey City, NJ 07306-4001	12.16%
	Ridge Clearing and Outsourcing 2 Journal Square Plaza Jersey City, NJ 07306-4001	9.70%
	Ridge Clearing and Outsourcing 2 Journal Square Plaza Jersey City, NJ 07306-4001	9.69%

	Ridge Clearing and Outsourcing 2 Journal Square Plaza Jersey City, NJ 07306-4001	9.51%

	Ridge Clearing and Outsourcing 2 Journal Square Plaza Jersey City, NJ 07306-4001	7.39%

	Ridge Clearing and Outsourcing 2 Journal Square Plaza Jersey City, NJ 07306-4001	6.13%

Climate Change Class C	Ridge Clearing and Outsourcing 2 Journal Square Plaza Jersey City, NJ 07306-4001	58.63%

	Barclays Capital Inc. 70 Hudson Street, 7th Floor Jersey City, NJ 07302-4585	34.37%

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Fund and Class	Name and Address	Percent Owned
Climate Change Institutional Class	Ridge Clearing and Outsourcing 2 Journal Square Plaza Jersey City, NJ 07306-4001	100.00%

REGISTRATION STATEMENT

             This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

             Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

             The following financial statements and related documents are incorporated herein by reference from the Fund's Annual Report to shareholders for the fiscal year ended August 31, 2008:

The audited financial statements of Neuberger Berman Climate Change Fund, notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.

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APPENDIX A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

             S&P corporate bond ratings:

             AAA - An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

             AA - An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

             A - An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

             BBB - An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

             BB, B, CCC, CC, and C - Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

             BB - An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

             B - An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

             CCC - An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

             CC - An obligation rated 'CC' is currently highly vulnerable to nonpayment.

             C - A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

             D - An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

             Plus (+) or Minus (-) - The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

             NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

             Moody’s corporate bond ratings:

             Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

             Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

             A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

             Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

             Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

             B - Obligations rated B are considered speculative and are subject to high credit risk.

             Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

             Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

             C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

             Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     Fitch, Inc. corporate bond ratings:

             The following descriptions of Fitch’s long-term debt ratings have been published by Fitch’s IBCA Investors Service.

             AAA – Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

             AA - Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

             A - High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

             BBB - Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

             BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

             B - Highly speculative. For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'RR1' (outstanding).

             CCC - For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'RR2' (superior), or 'RR3' (good) or 'RR4' (average).

             CC - For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'RR4' (average) or 'RR5' (below average).

             C - For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'RR6' (poor).

             RD - Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

             D - Indicates an entity that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

             (1)   Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

             (2)   The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

             (3)   The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

              Plus (+) or Minus (-) - The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' rating category, or to categories below 'CCC'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

              DBRS corporate bond ratings:

             The following descriptions of DBRS long-term debt ratings have been published by Dominion Bond Rating Service.

             AAA - Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favourable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

             AA - Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

             A - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

             BBB - Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

             BB - Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

             B - Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

             CCC, CC, C - Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

             D - A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

             High or Low – Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

              S&P commercial paper ratings:

             A-1 - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

             A-2 - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

             A-3 - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

             B - A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

             B-1 - A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

             B-2 - A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

             B-3 - A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

             C - A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

             D - A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

              Dual Ratings - Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

             Moody’s commercial paper ratings:

              P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

              P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

              P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

              NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

             Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

     Fitch commercial paper ratings:

             The following descriptions of Fitch short-term debt ratings have been published by Fitch’s IBCA Investors Service.

             F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

             F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

             F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

             B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

             C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

             D - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

             The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

     DBRS commercial paper ratings:

             The following descriptions of DBRS short-term debt ratings have been published by Dominion Bond Rating Service.

              R-1 (high) - Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

              R-1 (middle) - Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

              R-1 (low) - Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favourable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

              R-2 (high) - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

              R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

              R-2 (low) - Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer's liquidity profile.

              R-3 - Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

              R-4 - Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

              R-5 - Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

              D - A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

NEUBERGER BERMAN EQUITY FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Institutional Class Shares, Class A Shares, and Class C Shares

DATED october 8, 2008
AS AMENDED OCTOBER 15, 2009

Neuberger Berman Emerging Markets Equity Fund

605 Third Avenue, 2nd Floor, New York, NY 10158-0180
Toll-Free 800-877-9700

Neuberger Berman Emerging Markets Equity Fund (the “Fund”) is a mutual fund that offers shares pursuant to Prospectuses dated October 8, 2008.

The Prospectus for your share class provides more information about the Fund that you should know before investing. You can get a free copy of the Prospectus for your share class from Neuberger Berman Management LLC (formerly, Neuberger Berman Management Inc.) (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the appropriate Prospectus carefully before investing.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for your share class.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman LLC. “Neuberger Berman Management LLC” and the Fund name in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC ©2008 Neuberger Berman Management LLC All rights reserved.

Page

INVESTMENT INFORMATION	1
Investment Policies and Limitations	1
Cash Management and Temporary Defensive Positions.	3
Additional Investment Information	3

PERFORMANCE INFORMATION	29

CERTAIN RISK CONSIDERATIONS	29

TRUSTEES AND OFFICERS	29
Information about the Board of Trustees	30
Information about the Officers of the Trust	37

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	45
Investment Manager and Administrator	45
Management and Administration Fees	47
Contractual Expense Limitations	47
Sub-Adviser	48
Portfolio Manager Information	49
Other Investment Companies Managed	51
Codes of Ethics	51
Management and Control of NB Management and Neuberger Berman	52

DISTRIBUTION ARRANGEMENTS	52
Distributor	52
Revenue Sharing	53
Distribution Plan (Class A Only)	54
Distribution Plan (Class C Only)	55
Distribution Plan (Class A and Class C)	55

ADDITIONAL PURCHASE INFORMATION	56
Share Prices and Net Asset Value	56
Financial Intermediaries	57
Automatic Investing and Dollar Cost Averaging	58
Sales Charges	58
Sales Charge Reductions and Waivers	61

ADDITIONAL EXCHANGE INFORMATION	65

ADDITIONAL REDEMPTION INFORMATION	66
Suspension of Redemptions	66
Redemptions in Kind	66

CONVERSION INFORMATION	70

DIVIDENDS AND OTHER DISTRIBUTIONS	70

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ADDITIONAL TAX INFORMATION	71
Taxation of the Fund	71
Taxation of the Fund’s Shareholders	72

FUND TRANSACTIONS	73
Expense Offset Arrangement	73
Portfolio Turnover	76
Proxy Voting	76

PORTFOLIO HOLDINGS DISCLOSURE	77

REPORTS TO SHAREHOLDERS	80

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	80

CUSTODIAN AND TRANSFER AGENT	81

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	81

LEGAL COUNSEL	81

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	81

REGISTRATION STATEMENT	85

APPENDIX A – RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER	A-1

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INVESTMENT INFORMATION

The Fund is a separate operating series of Neuberger Berman Equity Funds (“Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as a diversified, open-end management investment company.

The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of the Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:

(1)   67% of the units of beneficial interest (“shares”) of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

(2)   a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

Investment Policies and Limitations

Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund.

The following investment policies and limitations are fundamental:

1. Borrowing. The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

2. Commodities. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currencies or forward contracts, or from investing in securities of any kind.

3. Diversification. The Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S.

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Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4. Industry Concentration. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.

5. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

6. Real Estate. The Fund may not invest any part of its total assets in real estate or interests in real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing readily marketable securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

7. Senior Securities. The Fund may not issue senior securities, except as permitted under the 1940 Act.

8. Underwriting. The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

The Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

The following investment policies and limitations are non-fundamental:

1. Lending. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

2. Margin Transactions. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

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3. Illiquid Securities. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

4. Equity Securities. The Fund normally invests at least 80% of its assets in equity securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders. As used in this policy, “assets” means net assets plus the amount of any borrowing for investment purposes.

Convertible securities are considered equity securities for purposes of the Fund’s non-fundamental policy to invest at least 80% of its net assets in equity securities.

Cash Management and Temporary Defensive Positions.

For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, U.S. Government and Agency Securities, and repurchase agreements. The Fund may also invest in such instruments to increase liquidity or to provide collateral to be segregated.

In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. Among other things, the conditions preclude the Fund from paying a sales charge, as defined in rule 2830(b) of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

In addition, pursuant to an exemptive order received from the SEC, the Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund. Although the unregistered fund endeavors to maintain a $1.00 share price, there is no assurance that it will be able to do so. If it were necessary to liquidate assets in the unregistered fund to meet returns on outstanding securities loans at a time when the unregistered fund's price per share was less than $1.00, a Fund may not receive an amount from the unregistered fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the unregistered fund at the price at which that fund is carrying them. The unregistered fund is not a money market fund that is registered under the 1940 Act

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and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. Under the exemptive order, a Fund that is a money market fund cannot invest in an unregistered fund that does not comply with Rule 2a-7.

Additional Investment Information

The Fund may make the following investments, among others; some of which are part of the Fund’s principal investment strategies and some of which are not. The principal risks of the Fund’s principal investment strategies are discussed in the Prospectuses. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Foreign Securities. The Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as investors.

The Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

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Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Fund may invest in American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), and International Depository Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

Securities of Issuers in Emerging Market Countries. The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local

5

securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

In determining where an issuer of a security is based, NB Management may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.

Additional costs could be incurred in connection with the Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Certain risk factors related to emerging market countries include:

Currency fluctuations. The Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, the Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Foreign Currency Transactions” below.

Government regulation. The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable by NB Management, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the Fund, or the Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that

6

some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the Fund’s investments.

Less developed securities markets. Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks. Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. The Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the Fund.

Investor information. The Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, NB Management will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

Taxation. Taxation of dividends received and net capital gains realized by non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures, and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation. The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent securities. Securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.

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Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets. Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards. The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.

Participatory Notes. The Fund may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Generally, investments in participatory notes are used to take positions in certain foreign securities. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. The return on a participatory note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a participatory note typically does not receive voting rights as it would if it directly owned the underlying security. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the stocks underlying such participatory notes. Participatory notes involve transaction costs. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to the Fund’s percentage limitation on investments in illiquid securities.

Illiquid Securities. Generally, illiquid securities are securities that cannot be expected to be sold or disposed of within seven days at approximately the price at which they are valued by the Fund. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to it.

Policies and Limitations. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

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Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System (or from a foreign bank or a U.S. branch or agency of a foreign bank) or from a securities dealer that agrees to repurchase the securities from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers. If the Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

Policies and Limitations. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Securities Loans. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund. NB Management believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund can loan securities through a separate operating unit of Neuberger Berman LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Fund also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Fund may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

Policies and Limitations. The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors

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judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. See the section entitled “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested. The Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

Restricted Securities and Rule 144A Securities. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

Policies and Limitations. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Fund’s 15% limit on investments in illiquid securities.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

Policies and Limitations. Reverse repurchase agreements are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its

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custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.

Leverage. The Fund may engage in transactions that have the effect of leverage. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Fund’s net asset value (“NAV”). Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund’s shareholders as dividends, if any, will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Fund’s investment limitations. In addition, securities lending transactions and when issued transactions may create leverage.

Policies and Limitations. The Fund may make investments while borrowings are outstanding. The Fund may use leverage for investment purposes, however, in general, the Fund does not intend to do so. The Fund may use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

Participatory Notes. The Fund may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Generally, investments in participatory notes are used to take positions in certain foreign securities. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. The return on a participatory note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a participatory note typically does not receive voting rights as it would if it directly owned the underlying security. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the stocks underlying such participatory notes. Participatory notes involve transaction costs. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to the Fund’s percentage limitation on investments in illiquid securities.

Forward Commitments and When-Issued Securities. The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitment transactions enable the Fund to “lock in” what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received

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upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.

Policies and Limitations. The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on the Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

Technology Securities. These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships (or similar entities) in which the ownership units (i.e., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter (“OTC”) market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through

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directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices,
Forward Contracts, and Options on Foreign
Currencies (collectively, “Financial Instruments”)

Futures Contracts and Options Thereon. The Fund may enter into futures contracts and options on currencies, single stocks, debt securities, interest rates, and securities indices (including those on a narrow-based index) that are traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”) or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

The Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. The Fund may purchase futures contracts to fix what NB Management believes to be a favorable price for securities the Fund intends to purchase. If a futures contract is purchased by the Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for anticipated differences in volatility between positions the Fund wishes to hedge and the standardized futures contracts available to it, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

With respect to currency futures, the Fund may sell a futures contract or a call option, or they may purchase a put option on such futures contract, if NB Management anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in

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the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If NB Management anticipates that a particular currency will rise, the Fund may purchase a currency futures contract or a call option to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. The Fund may also purchase a currency futures contract or a call option thereon for non-hedging purposes when NB Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Fund.

For purposes of managing cash flow, the Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”).

A “sale” of a futures contract (or a “short” futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

“Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund’s futures positions. The margin deposit made by the Fund when it enters into a futures contract (“initial margin”) is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit (“variation margin”). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing its NAV, the Fund marks to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with

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respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although the Fund believes that the use of futures contracts and options will benefit it, if NB Management’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Fund, it could have an adverse impact on the NAV of the Fund.

Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also

15

new (such as derivatives transaction execution facilities or “DTEFs”), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

Policies and Limitations. The Fund may purchase and sell futures for bona fide hedging purposes, as defined in regulations of the CFTC, and for non-hedging purposes (i.e., in an effort to enhance income). The Fund may also purchase and write put and call options on such futures contracts for bona fide hedging and non-hedging purposes.

The Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Manager may use such futures and options to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Call Options on Securities. The Fund may write covered call options and may purchase call options on securities. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

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Policies and Limitations. The Fund may write covered call options and may purchase call options on securities. The Fund writes only “covered” call options on securities it owns (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do).

The Fund would purchase a call option to offset a previously written call option. The Fund may purchase call options for hedging or non-hedging purposes.

Put Options on Securities. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Portfolio securities on which the Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Policies and Limitations. The Fund generally writes and purchases put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV). However, the Fund also may use put options for non-hedging purposes.

General Information About Securities Options. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The Fund also may purchase and sell European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the OTC market. The Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction

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with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party’s insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

The premium the Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

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Policies and Limitations. The Fund may use American-style options. The Fund may also purchase and sell European-style options and may purchase and sell options that are traded on foreign exchanges.

The assets used as cover (or segregated) for OTC options written by the Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Put and Call Options on Securities Indices. The Fund may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Fund’s securities or securities the Fund intends to buy. The Fund may write securities index options to close out positions in such options that it has purchased.

For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed “index multiplier.” A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), the American Stock Exchange, and other U.S. and foreign exchanges.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

Policies and Limitations. The Fund may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by the Fund will be listed and traded on an exchange. The Fund currently does not expect to invest a substantial portion of its assets in securities index options.

For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

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Foreign Currency Transactions. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price (“forward contracts”). The Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a forward contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

NB Management believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

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The Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may also invest in securities denominated in currency baskets which consist of a selected group of currencies.

Policies and Limitations. The Fund may enter into forward contracts for hedging or non-hedging purposes. When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. The Fund may also purchase and sell forward contracts for non-hedging purposes when NB Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

Options on Foreign Currencies (All Funds). The Fund may write and purchase covered call and put options on foreign currencies. The Fund may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Policies and Limitations. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may purchase put and call options on foreign currencies for non-hedging purposes when NB Management anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund.

Regulatory Limitations on Using Financial Instruments. If the Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are “in-the-money”) may not exceed 5% of the Fund’s net assets.

Cover for Financial Instruments. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid securities.

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Segregated securities cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund’s assets could impede Fund management or the Fund’s ability to meet current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

General Risks of Financial Instruments. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Fund’s use of Financial Instruments will be successful.

The Fund’s use of Financial Instruments may be limited by the provisions of the Internal Revenue Code of 1986, as amended (“Code”), with which it must comply to qualify as a regulated investment company (“RIC”). See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of emerging market countries.

Policies and Limitations. When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund’s underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

Short Sales. The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

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The Fund may also make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

Policies and Limitations. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated, an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. The Fund’s ability to engage in short sales may be impaired by temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.

Fixed Income Securities. While the emphasis of the Fund’s investment program is on common stocks and other equity securities, the Fund may invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. The Fund may also invest in investment grade corporate bonds and debentures. The debt securities in which the Fund may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index of reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. The Fund may invest in corporate debt securities rated below investment grade.

U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States.  Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline. As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.  U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, Student Loan Marketing Association) (commonly known as “Sallie Mae”), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

“Investment grade” debt securities are those receiving one of the four highest ratings from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or another nationally recognized statistical rating organization (“NRSRO”) or, if unrated by any NRSRO, deemed by NB

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Management to be comparable to such rated securities (“Comparable Unrated Securities”). Securities rated by Moody’s in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund primarily refers to ratings assigned by S&P and Moody’s, which are described in Appendix A to this SAI.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). The value of the fixed income securities in which the Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of the Fund’s fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to the Fund warrants exposure to the additional level of risk.

Policies and Limitations. The Fund normally may invest up to 20% of its total assets in debt securities (excluding convertible debt securities). The Fund may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.

There are no restrictions as to the ratings of debt securities the Fund may acquire or the portion of its assets the Fund may invest in debt securities in a particular ratings category.

Although the Fund does not presently intend to invest in debt securities, the Fund may invest in convertible debt securities that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

Commercial Paper. Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement

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under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

Policies and Limitations. The Fund may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody’s (P-1) or is deemed by NB Management to be of comparable quality. The Fund may also invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated assets.

Zero Coupon Securities. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

The discount on zero coupon securities (“original issue discount” or “OID”) must be included in gross income ratably by the Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information.”

The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Convertible Securities. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption,

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the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Policies and Limitations. Convertible securities are considered equity securities for purposes of the Fund’s non-fundamental policy to invest at least 80% of its net assets in equity securities. Convertible debt securities are subject to the Fund’s investment policies and limitations concerning fixed income securities.

Preferred Stock. The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Swap Agreements. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

Swap agreements may be illiquid.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions.  Moreover, the use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a firm’s creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

Real Estate-Related Instruments. The Fund will not directly invest in real estate, but the Fund may invest in securities issued by real estate companies. Investments in the securities of companies in the real estate industry subject the Fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

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Real estate-related instruments include securities of real estate investment trusts (“REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

The types of REITs described above are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to indirectly bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

Policies and Limitations. A company is “principally engaged” in the real estate industry if it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate.

Other Investment Company Securities. The Fund may invest in shares of other investment companies (including shares of exchange-traded funds (“ETFs”)). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. Such an investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

As a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

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ETFs are investment companies that are registered as open-end management companies or unit investment trusts but possess some of the characteristics of closed-end funds. For example, like closed-end funds, ETFs’ shares are listed and traded in the secondary market.

Many ETFs are passively managed and seek to provide returns that track the price and yield performance of a particular index. Although such ETFs may invest in other instruments, they largely hold the securities (e.g., common stocks) in the relevant index.

Policies and Limitations. For cash management purposes, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. In addition, pursuant to an exemptive order received from the SEC, the Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. See “Cash Management and Temporary Investment Policy.”

Otherwise, the Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate. However, the Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as the Fund, to invest in the ETF in excess of the limits described above. In addition, the SEC has proposed a rule, on which the Fund may rely, that would permit funds to invest in ETFs in excess of those limits.

The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

Indexed Securities. The Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could

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adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.

Recent Market Events. Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. These events have included, but are not limited to, the Federal government’s placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Association under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government bailout of American International Group, Inc (“AIG”), reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and U.K. governments banning short-selling. Both domestic and international equity markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may also negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Fund.

Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

PERFORMANCE INFORMATION

The Fund’s performance figures will be based on historical results and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth less than an investor’s original cost.

CERTAIN RISK CONSIDERATIONS

Although the Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

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Information about the Board of Trustees

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees
John Cannon (1930)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	47

Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund (1992 to 2009).

Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	47	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	47

Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	47

Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Robert A. Kavesh (1927)	Trustee since 1986	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	47

Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (1960)	Trustee since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	47	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.
Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	47

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	47

Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Edward I. O’Brien (1928)	Trustee since 1993	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	47	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.
Cornelius T. Ryan (1931)	Trustee since 1982	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	47	None.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	47

Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	47	None.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger Berman, since 2009; Chief Executive Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) (“NBFI”) since 2007;  Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

47

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.	47	Chairman of the Board, Staten Island Mental Health Society since 2008.
Jack L. Rivkin* (1940)	Trustee since 2002; President from 2002 to 2008

Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger Berman, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.

47

Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1997; formerly, Director, New York Society of Security Analysts (2006 to 2008).

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the Trust’s Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

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(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
*

Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NB Management, Neuberger Berman and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of NB Management and an officer of Neuberger Berman.

Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)

Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002

Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, one since 2005 and one since 2006).

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; formerly, Vice President, Neuberger Berman, 2002 to 2006; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; Executive Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008); Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, one since 2005 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Executive Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008

Senior Vice President, Neuberger Berman, since 2006; formerly, Vice President, Neuberger Berman, 2002 to 2006; Vice President, NB Management, since 2008 and Employee since 1991; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008).

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)

Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (eight since 2003, two since 2004, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1992; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002

Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2005 and one since 2006); formerly, Assistant Treasurer, ten registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008

Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2005; formerly, Senior Vice President, Neuberger Berman, 2003 to 2005; formerly, Vice President, Neuberger Berman, 1999 to 2003; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006).

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2006; formerly, Senior Vice President, Neuberger Berman, 2004 to 2006; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2005 and one since 2006); formerly, Senior Vice President, Lehman Brothers Inc., 2007 to 2008; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and sub-advisory contracts and other principal contracts. It is the Trust’s policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not “interested persons” of NB Management (including its affiliates) or the Trust (“Independent Fund Trustees”). The Board of Trustees has established several standing committees to oversee particular aspects of the Fund’s management. The standing committees of the Board of Trustees are described below.

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Audit Committee. The Audit Committee’s purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firms; and (e) to act as a liaison between the Fund’s independent registered public accounting firms and the full Board. Its members are Martha C. Goss, George W. Morriss (Vice Chair), Cornelius T. Ryan (Chair), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met seven times.

Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust’s principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chair), Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met four times.

Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust’s Chief Compliance Officer (“CCO”). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee’s primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chair), Faith Colish, C. Anne Harvey, Michael M. Knetter, Howard A. Mileaf (Vice Chair) and Edward I. O’Brien. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met four times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

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Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Robert Conti, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip (Chair) and Candace L. Straight. All members except for Mr. Conti are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee did not meet.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chair), Robert A. Kavesh, Michael M. Knetter (Vice Chair), Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2008, the Committee met once.

Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O’Brien, Jack L. Rivkin (Vice Chair), Cornelius T. Ryan and Peter P. Trapp (Chair). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met three times.

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish (Vice Chair), George W. Morriss, Jack L. Rivkin, Cornelius T. Ryan and Candace L. Straight (Chair). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met six times.

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The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. Prior to January 1, 2008, for serving as a trustee of the fund family, each Independent Fund Trustee received an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attended in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees determined whether a fee was warranted, provided, however, that no fee was normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board’s Audit Committee received $5,000 per year and each member of the Audit Committee, including the Chair, received $1,000 for each Audit Committee meeting he or she attended in-person or by telephone. No additional compensation was provided for service on any other Board committee. The Lead Independent Trustee received an additional $20,000 per year.

Effective January 1, 2008, the compensation of each Independent Fund Trustee has been restructured.  For serving as a trustee of the funds in the fund family, each Independent Fund Trustee and each Interested Trustee who is not an employee of NB Management receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee Chair will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year. No additional compensation is provided for service on a Board committee. The Chair who is also an Independent Fund Trustee receives an additional $35,000 per year.

The funds in the fund family reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

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TABLE OF COMPENSATION

FOR FISCAL YEAR ENDED 8/31/08

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees

John Cannon Trustee	$49,240	$134,610

Faith Colish Trustee	$49,240	$134,610

Martha C. Goss Trustee	$48,374	$132,593

C. Anne Harvey Trustee	$49,240	$134,610

Robert A. Kavesh Trustee	$47,347	$129,610

Michael M. Knetter Trustee	$47,347	$129,610

Howard A. Mileaf Trustee	$48,374	$132,593

George W. Morriss Trustee	$50,267	$137,593

Edward I. O’Brien Trustee	$47,347	$129,610

Cornelius T. Ryan Trustee	$50,777	$139,071

Tom D. Seip Trustee	$58,390	$160,006

Candace L. Straight Trustee	$49,240	$134,610

Peter P. Trapp Trustee	$52,160	$142,593

Fund Trustees who are “Interested Persons”

Joseph V. Amato Trustee	N/A*	N/A*

Robert Conti President, Chief Executive Officer and Trustee	N/A*	N/A*

Jack L. Rivkin Trustee	$3,725	$10,000

* Mr. Conti became a Fund Trustee in December 2008 and Mr. Amato became a Fund Trustee in March 2009.

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As the Fund was not operational prior to the date of this SAI, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the fund family as of December 31, 2008.

Name of Fund Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies*
Independent Fund Trustees
John Cannon	E
Faith Colish	E
Martha C. Goss	C
C. Anne Harvey	D
Robert A. Kavesh	E
Michael M. Knetter	D
Howard A. Mileaf	E
George W. Morriss	D
Edward I. O’Brien	E
Cornelius T. Ryan	E
Tom D. Seip	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E
Robert Conti	E
Jack L. Rivkin	C

* Valuation as of December 31, 2008.

A = None B = $1-$10,000 C = $10,001 - $50,000 D = $50,001-$100,000 E = over $100,000

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Independent Fund Trustees Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated May 4, 2009 (“Management Agreement”).

The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.

NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust. See “Trustees and Officers.” The Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.

NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to three administration agreements with the Trust, one for Class A dated May 4, 2009, one for Class C dated May 4, 2009, and one for the Institutional Class dated May 4, 2009 (each an “Administration Agreement”). For such administrative services, each Class of the Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.

Under each Administration Agreement, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund’s shares for

46

sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Fund intends to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or the Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Fund or its shareholders adversely.

The Management Agreement continues until October 31, 2010. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in the Fund. The Administration Agreements continue until October 31, 2010.  The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Management and Administration Fees

For investment management services, the Fund pays NB Management a fee at the annual rate of 1.000% of the first $250 million of the Fund’s average daily net assets, 0.975% of the next $250 million, 0.950% of the next $250 million, 0.925% of the next $250 million, 0.900% of the next $500 million, 0.875% of the next $2.5 billion, and 0.85% of average daily net assets in excess of $4 billion.

For administrative services, each of Class A and Class C of the Fund pay NB Management a fee at the annual rate of 0.26% of the Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees,

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including a majority of the Independent Fund Trustees and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services. (A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by the Fund; see “Distribution Arrangements,” below.)

For administrative services, the Institutional Class of the Fund pays NB Management a fee at the annual rate of 0.15% of the Fund’s average daily net assets, plus out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of those Independent Fund Trustees and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services. In addition, the Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.

Contractual Expense Limitations

NB Management has contractually undertaken, during the respective period noted below, to forgo current payment of fees and/or reimburse annual operating expenses of each Class listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) (“Operating Expenses”) do not exceed the rate per annum noted below (“Expense Limitation”).

The Fund has agreed to repay NB Management out of assets attributable to its respective Class noted below for any fees forgone by NB Management under the Expense Limitation or anyOperating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause that Class’ Operating Expenses to exceed the respective annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

The appropriateness of these undertakings is determined on a class-by-class basis.

Fund	Class	Limitation Period	Expense Limitation

Emerging Markets Equity	A	08/31/2012	1.50%

	C	08/31/2012	2.25%

	Institutional	08/31/2012	1.25%

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Sub-Adviser

NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated May 4, 2009 (“Sub-Advisory Agreement”).

The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.

The Sub-Advisory Agreement continues until October 31, 2010 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days’ prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

Portfolio Manager Information

Other Accounts Managed

Conrad Saldanha is the Portfolio Manager of the Fund and he has day-to-day management responsibility for the Fund.

The table below describes the other accounts for which the Portfolio Manager has day-to-day management responsibility as of June 30, 2008.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)

Conrad Saldanha

Registered Investment Companies*	0	0	0	0

Other Pooled Investment Vehicles	0	0	0	0

Other Accounts**	1	15	0	0

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*Registered Investment Companies include mutual funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Fund also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible.

NB Management, Neuberger Berman and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

A portion of the compensation paid to each Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers’ compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Holdings LLC’s initial public offering; (ii) for more recent hires, incentives that may have been

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negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a “finder’s fee” or “referral fee” paid to a third party). To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

NB Management’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

Ownership of Securities

As of the date of this SAI, the Fund was new and had not yet issued any shares.

Other Investment Companies Managed

The investment decisions concerning the Fund and the other registered investment companies managed by NB Management (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it

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is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics

The Fund, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund’s Portfolio Manager and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Fund, but are restricted from trading in close conjunction with the Fund or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Neuberger Berman

NB Management and Neuberger Berman are wholly owned by Neuberger Berman Group LLC ("NBG"). The directors, officers and/or employees of NB Management and Neuberger Berman, who are deemed “control persons,” all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Joseph Amato, and Robert Conti. Mr. Conti and Mr. Amato are Trustees and officers of the Trust.

Prior to May 4, 2009, the predecessor of NB Management and Neuberger Berman were wholly owned subsidiaries of Lehman Brothers Holdings Inc. (“Lehman Brothers”), a publicly owned holding company.  On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC (“NBSH”), an entity organized by key members of Neuberger’s senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger’s business and the fixed income and certain alternative asset management businesses of Lehman Brothers’ Investment Management Division (together with Neuberger, the

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“Acquired Businesses”) (the “Acquisition”). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

The Acquisition closed on May 4, 2009, and the Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger’s management team, and certain key members and senior professionals who are employed throughout the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

These events have not had a material impact on the Fund or its operations.  NB Management and Neuberger Berman continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

DISTRIBUTION ARRANGEMENTS

The Fund offers Institutional Class, Class A and Class C shares.

Distributor

NB Management serves as the distributor (“Distributor”) in connection with the offering of the Fund’s shares. Institutional Class shares are offered on a no-load basis. Class A and Class C (with the exception of Grandfathered Investors as defined in the Class A and Class C shares Prospectus) are available only through investment providers ("Institutions") that have made arrangements with NB Management for shareholder servicing and administration and/or entered into selling agreements with NB Management.

In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund’s “principal underwriter” within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund’s Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of the Fund’s Class A and Class C shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Fund’s shares. However, for Class A shares, the Distributor receives commission revenue consisting of the portion of Class A sales charge remaining after the allowances by the Distributor to Institutions. For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase. The Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions of Class C shares.

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For each Class that is sold directly to investors (currently Institutional Class shares and Class A shares for Grandfathered Investors as defined in the Fund’s Prospectuses), the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of its shareholder lists, the shares of other mutual Fund for which the Distributor acts as distributor or other products or services. Any such use of the Fund’s shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund’s shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to the Institutional Class and a Distribution and Shareholder Services Agreement with respect to each of Class A and Class C of the Fund (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2010. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund’s outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreement.

Revenue Sharing

NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”).

Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, NB Management may pay for: placing the Fund on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Fund; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

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The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Fund or of any particular share class of the Fund. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Fund.

In addition to the compensation described above, the Fund and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the Fund may differ depending on the Fund and are designed to be equal to or less than the fees the Fund would pay to its transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in its clients’ accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Fund with respect to those assets.

Distribution Plan (Class A Only)

The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to Class A of the Fund. The Plan provides that the Fund will compensate NB Management for administrative and other services provided to the Fund, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Fund. Under the Plan, NB Management receives from Class A of the Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid

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by Class A of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A’s Plan complies with these rules.

Distribution Plan (Class C Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class C of the Fund. The Plan provides that Class C of the Fund will compensate NB Management for administrative and other services provided to the Fund, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Fund. Under the Plan, NB Management receives from Class C of the Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets of which 0.75% is a distribution fee and 0.25% is a service fee. NB Management may pay up to the full amount of this fee to Institutions that make available Fund shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C’s Plan complies with these rules.

Distribution Plan (Class A and Class C)

Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by the Fund and the purposes for which such expenditures were made.

Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. To the extent the Plans allow the Fund to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Fund to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

The Plans are renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of the Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

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From time to time, the Fund may be closed to new investors. Because the Plans for the Class A and Class C shares of the Fund pay for ongoing shareholder and account services, the Board may determine that it is appropriate for the Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

The Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of the Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). The Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. The Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

The Fund uses an independent pricing service to value its equity portfolio securities (including options). The independent pricing service values equity portfolio securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. The independent pricing service values foreign equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the independent pricing service at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value.

The Fund uses an independent pricing service to value its debt securities. Valuations of debt securities provided by an independent pricing service are based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value. The Fund periodically verifies valuations provided by the

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pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

The Fund’s foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

The Fund’s securities are traded primarily in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of the Fund may be significantly affected on days when shareholders have no access to the Fund.

If, after the close of the principal market on which a security is traded, and before the time the Fund’s securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund Trustees have authorized NB Management, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

If NB Management believes that the price of a security obtained under the Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Financial Intermediaries

The Fund has authorized one or more financial intermediaries to receive purchase and redemption orders on its behalf. Such financial intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase and redemption order when a financial intermediary or its designee receives the order. Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “accepted” as defined in the Prospectuses.

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Automatic Investing and Dollar Cost Averaging

For each Class of the Fund that is sold directly to investors (currently Institutional Class shares and Class A shares for Grandfathered Investors as defined in the Class A and Class C shares Prospectus), shareholders in that Class (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares of that Class each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. Direct Shareholders who elect to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

Sales Charges

Class A Purchases

Purchases by certain 403(b) plans. Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the Neuberger Berman Fund is a principal investment option; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

Other Purchases. Pursuant to a determination of eligibility by NB Management, Class A shares of the Fund may be sold at net asset value to:

1.

current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Management or Neuberger and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2.

currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in- law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with

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the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

3.

currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Fund, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

4.	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

5.	insurance company separate accounts;

6.	accounts managed by NB Management or Neuberger and its affiliated companies;

7.	NB Management or Neuberger and its affiliated companies;

8.

an individual or entity with a substantial business relationship with NB Management or Neuberger and its affiliated companies, or an individual or entity related or relating to such individual or entity;

9.

wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by NB Management or Neuberger and its affiliated companies;

10.	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

11.	directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

12.

banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a  wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

13.	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

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14.

Employer-sponsored defined contribution – type plans, including certain 403(b) plans, investing $1 million or more with 100 or more eligible employees, and individual retirement plan (“IRA”) rollovers involving retirement plan assets invested in the funds in the fund family; and

15.	Employee benefit and retirement plans for NB Management and its affiliates.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts.

Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Loan repayments.

Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if NB Management is notified of the repayment.

Dealer commissions and compensation.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of aggregate purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Fund’s IRA rollover policy as described in the Class A and Class C shares Prospectus) are paid to dealers at the following rates: 1.00% on amounts from $1 million to $1,999,999, 0.75% on amounts from $2 million to $2,999,999, 0.50% on amounts from $3 million to $4,999,999 and 0.25% on amounts from $5 million and above. Commissions are based on cumulative investments and are annually reset.

A dealer concession of up to 1% may be paid by the Fund under its Class A Plan to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales Charge Reductions and Waivers

Reducing your Class A sales charge.

As described in the Class A and Class C shares Prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Letter of Intent.  By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of non-money market funds in the fund family over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Letter period may be credited toward satisfying the Letter.

The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C shares Prospectus with their first purchase.

Aggregation.  Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Class A and Class C shares Prospectus, if all parties are purchasing shares for their own accounts and/or:

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•	individual-type employee benefit plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•

trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

•	endowments or foundations established and controlled by you or your immediate family; or

•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

•

for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

•

for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

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Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases.  As described in the Class A and Class C shares Prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the funds in the fund family. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of money market funds in the fund family are excluded.

Rights of accumulation.  Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the funds in the fund family to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of money market funds in the fund family are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or NB Management if you have additional information that is relevant to the calculation of the value of your holdings.

You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your funds in the fund family.

CDSC waivers for Class A and Class C shares.

As noted in the Class A and Class C shares Prospectus, a contingent deferred sales charge (“CDSC”) may be waived in the following cases:

•

redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or

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she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Fund’s transfer agent is notified of the death of a joint tenant will be subject to a CDSC;

•	tax-free returns of excess contributions to IRAs;

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

•	distributions from an IRA upon the shareholder’s attainment of age 59-1/2;

•	IRA rollover from a fund in the fund family held in a employer sponsored retirement plan to Class A shares; and

•	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•

Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•

Redemptions through a systematic withdrawal plan (SWP). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

•	Purchases where the Distributor pays no commission or transaction fee to authorized dealers.

For purposes of this paragraph, “account” means:

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•	in the case of Class A shares, your investment in Class A shares of all funds in the fund family (investments representing direct purchases of money market funds in the fund family are excluded); and

•	in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the Class A and Class C shares Prospectus.

ADDITIONAL EXCHANGE INFORMATION

As more fully set forth in a fund’s prospectus, if shareholders purchased Advisor, Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met. Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectus) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

An Institution may exchange a fund’s Investor Class, Advisor Class, Trust Class, Institutional Class, Class A or Class C shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution. This privilege is not available for Neuberger Berman Genesis Fund Institutional Class shareholders. Most Institutions allow you to take advantage of the exchange program.

Exchanges are generally not subject to any applicable sales charges. However, exchanges from money market funds are subject to applicable sales charges of the fund being purchased, unless the money market fund shares were acquired through an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund having a sales charge.

Most investment providers allow you to take advantageof theexchange program. Please contact your investment provider or NB Management for further information on exchanging your shares.

Any of the funds in the fund family may terminate or modify its exchange privilege in the future. Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is

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treated as a sale and purchase for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

There can be no assurance that Neuberger Berman Municipal Money Fund, Neuberger Berman New York Municipal Money Fund or Neuberger Berman Tax-Free Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

Each of the funds in the fund family, except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund and Neuberger Berman Real Estate Fund may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund and Neuberger Berman Real Estate Fund charge shareholders a redemption fee on exchanges of fund shares held 60 days or less, the funds will provide at least 60 days’ notice prior to terminating or materially altering its exchange privilege, except in the following cases:

•	If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

•

In certain extraordinary circumstances, such as the suspension of the redemption of the fund’s shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

Redemptions in Kind

The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. The Fund may pay in kind only those requests for

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redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of the Fund’s shareholders as a whole.

CONVERSION INFORMATION

If consistent with your investment provider’s program, Class A shares of the Fund that have been purchased by an investment provider on behalf of clients participating in (i) 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans or (ii) investment programs in which the clients pay a fixed or asset-based fee, may be converted into Institutional Class shares of the Fund if the investment provider satisfies any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund. Any such conversion will be effected at net asset value without the imposition of any sales load, fee or other charges by the Fund. Please contact your investment provider about any fees that it may charge.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund distributes to its shareholders substantially all of its net investment income, by Class (after deducting expenses attributable to the Class), net capital gains, and net gains from foreign currency transactions it earns or realizes. Capital gain realization is one factor that the Portfolio Manager may consider in deciding when to sell a security. For these purposes, the Fund’s net investment income consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in the Fund’s NAV until they are distributed. The Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

The Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December.

The Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder’s original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

A cash election remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver the Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election. Thereafter, the shareholder’s dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the Fund at its NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

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ADDITIONAL TAX INFORMATION

Taxation of the Fund

To qualify for treatment as a RIC under the Code, the Fund – which is treated as a separate corporation for federal tax purposes – must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and (ii) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs. If the Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), and that unregistered fund is classified for federal tax purposes as a partnership that is not a QPTP, the Fund generally will be treated as (x) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the foregoing diversification requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (y) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” (as described in each Prospectus) (“QDI”) would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

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The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service (“Service”) that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes the Fund paid. Pursuant to that election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, his or her share of those taxes, (2) treat his or her share of those taxes and of any dividend the Fund paid that represents its income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the taxes deemed paid by him or her in computing his or her taxable income. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund’s foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election. Individual shareholders of the Fund who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual

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ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the issuer is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to minimize the tax consequences detailed above, there are no guarantees that it will be able to do so.

The Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Exchange-traded futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) that are subject to section 1256 of the Code (“Section 1256 contracts”), in which the Fund may invest, are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund’s taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (as noted above, taxable to its shareholders as ordinary income when

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distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If the Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

The Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, the Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

The Fund may invest in ownership units (i.e., limited partnership interests) in MLPs, which generally are classified as partnerships for federal tax purposes. Most MLPs in which the Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income to the Fund under the Income Requirement. If the Fund invests in an MLP that is not a QPTP, the net income the Fund earns therefrom would be treated the same under the Income Requirement as income described in the next paragraph.

Income that the Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) and is not a QPTP will be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by that company.

The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause

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the REITs to be taxable mortgage pool (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service have issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Taxation of the Fund’s Shareholders

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

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Dividends the Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).

As described in “Maintaining Your Account” in each Prospectus, the Fund may close a shareholder’s account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

FUND TRANSACTIONS

In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders. Affiliates of NB Management may act as a broker for the Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market) where such broker is capable of providing best execution (“Affiliated Brokers”). For Fund transactions which involve securities traded on the OTC market; the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.

Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. The Fund may use an Affiliated Broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

The use of an Affiliated Broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions paid an Affiliated Broker must be (1) at least as favorable as commissions contemporaneously charged by the Affiliated Broker on comparable transactions for its most favored unaffiliated customers, except for accounts for which the Affiliated Broker acts as a clearing broker for

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another brokerage firm and customers of the Affiliated Broker considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which an Affiliated Broker determines that the commissions paid to the Affiliated Broker by the Fund are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions other than an Affiliated Broker, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by those brokers as well as any expense offset arrangements offered by the brokers.

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A committee comprised of officers of NB Management and/or employees of Neuberger Berman who are Fund managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of Neuberger Berman’s managed accounts (“Managed Accounts”) evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund’s benefit.

In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman’s normal internal research activities, Neuberger Berman’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

The Fund has not commenced operations as of the date of this SAI. Accordingly, it has no brokerage data to report.

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Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions of the Fund result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by the Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.

The Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NB Management (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

Expense Offset Arrangement

The Fund has an expense offset arrangement in connection with its custodian contract.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

Proxy Voting

The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Fund. The Proxy Voting Policy also describes how NB Management

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addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”)to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy

The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Fund, rating and ranking organizations, and affiliated persons of the Fund or NB Management (the “Potential Recipients”) unless such disclosure is consistent with the Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).

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NB Management and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” The President or a Senior Vice President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Fund prior to commencing its duties), and only with the written concurrence of NB Management’s legal and compliance department.

Portfolio Holdings Disclosure Procedures

Disclosure of portfolio holdings may be requested only by an officer of NB Management or the Fund by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Fund or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Fund or NB Management. Following this approval, the form is submitted to NB Management’s legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

Neither the Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Fund’s Chief Compliance Officer, the Board of Trustees reviews the Fund’s portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

Pursuant to a Code of Ethics adopted by the Fund, NB Management and Neuberger Berman (“NB Code”), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Fund’s shareholders. The NB Code also prohibits any person associated with the Fund, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Fund from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

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Portfolio Holdings Approved Recipients

The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

State Street Bank and Trust Company (“State Street”). The Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to the Fund’s activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of the Fund, except with the Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.

Securities Lending Agent. The Fund has entered or may enter into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive the Fund’s portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. The Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. The Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

Other Third-Party Service Providers to the Fund. The Fund may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Fund.

In addition, the Fund may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or Neuberger Berman. Currently, the Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) each day for this purpose. FactSet receives reasonable compensation for its services.

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In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Rating, Ranking and Research Agencies. The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. The Fund provides its complete portfolio holdings to: Vestek each day and Lipper, a Reuters company on the second business day of each month. The Fund also provides its complete month-end portfolio holdings to Data Communiqué International (“DCI”), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of the Fund’s top 10 holdings. No compensation is received by the Fund, NB Management, Neuberger Berman or any other person in connection with the disclosure of this information. NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

REPORTS TO SHAREHOLDERS

Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of December 14, 2005. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twenty separate operating series (including the Fund). The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Prior to November 9, 1998, the name of the Trust was “Neuberger & Berman Equity Funds.”

Description of Shares. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

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Shareholder Meetings. The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund or Class entitled to vote at the meeting.

Certain Provisions of Trust Instrument. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

Other. Other than Direct Shareholders, Institutional Class, Class A and Class C shares for the Fund can only be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

The Fund has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as the Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund has not yet commenced operations as of the date of this SAI and therefore has no beneficial and record owners of more than five percent of the Fund.

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REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

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APPENDIX A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings:

AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody’s corporate bond ratings:

Aaa - Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

Aa - Bonds rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group, they comprise what are generally known as “high grade bonds.” They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude,

A-1

or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

A - Bonds rated A are considered upper-medium grade and are subject to low credit risk. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B are considered speculative and are subject to high credit risk. They generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Modifiers - Moody’s may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P commercial paper ratings:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

A-2

Moody’s commercial paper ratings

Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well established industries.

-	High rates of return on funds employed.

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well established access to a range of financial markets and assured sources of alternate liquidity.

A-3

NEUBERGER BERMAN EQUITY FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Class A Shares, Class C Shares and Institutional Class Shares

DATED DECEMBER 19, 2008
AS AMENDED OCTOBER 15, 2009

 Neuberger Berman Equity Income Fund

605 Third Avenue, 2nd Floor, New York, NY 10158-0180
Toll-Free 800-877-9700

Neuberger Berman Equity Income (the “Fund”) is a mutual fund that offers Class A, Class C and Institutional Class shares pursuant to Prospectuses dated December 19, 2008 (each a “Prospectus” collectively “Prospectuses”).

The Prospectus for your share class provides more information about the Fund that you should know before investing. You can get a free copy of the Prospectus for your share class from Neuberger Berman Management LLC (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the appropriate Prospectus carefully before investing.

The Fund’s financial statements, notes thereto and the reports of their independent registered public accounting firms are incorporated by reference from the Fund’s annual report to shareholders into (and are therefore legally part of) this Statement of Additional Information ("SAI").

            This SAI is not a prospectus and should be read in conjunction with the Prospectus for your share class.

            No person has been authorized to give any information or to make any representations not contained in the Prospectus for your share class or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus for your share class and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

          The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman LLC. “Neuberger Berman Management LLC” and the Fund name in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC. ©2008 Neuberger Berman Management LLC. All rights reserved.

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INVESTMENT INFORMATION	1
Investment Policies and Limitations	1
Cash Management and Temporary Defensive Positions	3
Additional Investment Information	4

PERFORMANCE INFORMATION	28

CERTAIN RISK CONSIDERATIONS	28

TRUSTEES AND OFFICERS	28
Information about the Board of Trustees	28
Information about the Officers of the Trust	37

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	47
Investment Manager and Administrator	47
Management and Administration Fees	48
Contractual Expense Limitations	50
Sub-Adviser	51
Portfolio Manager Information	52
Other Investment Companies Managed	54
Codes of Ethics	55
Management and Control of NB Management and Neuberger Berman	55

DISTRIBUTION ARRANGEMENTS	56
Distributor	56
Revenue Sharing	57
Distribution Plan (Class A Only)	58
Distribution Plan (Class C Only)	59
Distribution Plan	60

ADDITIONAL PURCHASE INFORMATION	60
Share Prices and Net Asset Value	60
Financial Intermediaries	62
Automatic Investing and Dollar Cost Averaging	62
Sales Charges	63
Sales Charge Reductions and Waivers	65

ADDITIONAL EXCHANGE INFORMATION	69

ADDITIONAL REDEMPTION INFORMATION	71
Suspension of Redemptions	71
Redemptions in Kind	71

CONVERSION INFORMATION	72

DIVIDENDS AND OTHER DISTRIBUTIONS	73
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ADDITIONAL TAX INFORMATION	73
Taxation of the Fund	73
Taxation of the Fund’s Shareholders	78

FUND TRANSACTIONS	78
Commission Recapture Program and Expense Offset Arrangement	83
Portfolio Turnover	83
Proxy Voting	83

PORTFOLIO HOLDINGS DISCLOSURE	84
Portfolio Holdings Disclosure Policy	84
Portfolio Holdings Disclosure Procedures	85
Portfolio Holdings Approved Recipients	86

REPORTS TO SHAREHOLDERS	86

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	86

CUSTODIAN AND TRANSFER AGENT	87

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	87

LEGAL COUNSEL	87

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	89

REGISTRATION STATEMENT	90

FINANCIAL STATEMENTS	90

APPENDIX A – RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER	A-1

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INVESTMENT INFORMATION

The Fund is a separate operating series of Neuberger Berman Equity Funds (“Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as a diversified, open-end management investment company. The Fund commenced operations as separate series of the Trust on November 2, 2006.

The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of the Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:

(1) 67% of the units of beneficial interest (“shares”) of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

(2) a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

Investment Policies and Limitations

Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund.

The following investment policies and limitations are fundamental:

1. Borrowing. The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

2. Commodities. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

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3. Diversification. The Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4. Industry Concentration. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.

5. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

6. Real Estate. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers a principal business of which is mortgaging, investing and/or dealing in real estate or interests therein, (ii) invest in instruments that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

7. Senior Securities. The Fund may not issue senior securities, except as permitted under the 1940 Act.

8. Underwriting. The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

The Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

The following investment policies and limitations are non-fundamental:

1. Borrowing. The Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

2. Lending. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

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3. Margin Transactions. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

4. Foreign Securities. The Fund may not invest more than 20% of the value of its total assets in securities denominated in foreign currency.

These policies do not limit investment in American Depository Receipts (“ADRs”) and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

5. Illiquid Securities. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

6. Equity Securities. The Fund normally invests at least 80% of its assets in equity securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders. As used in this policy, “assets” means net assets plus the amount of any borrowing for investment purposes.

Convertible securities are considered equity securities for purposes of the Fund’s non-fundamental policy to invest at least 80% of its net assets in equity securities.

Cash Management and Temporary Defensive Positions

           For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

            In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. Among other things, the conditions preclude the Fund from paying a sales charge, as defined in rule 2830(b) of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

In addition, pursuant to an exemptive order received from the SEC, the Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality

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requirements of Rule  2a-7 and have short maturities. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund.  Although the unregistered fund endeavors to maintain a $1.00 share price, there is no assurance that it will be able to do so. If it were necessary to liquidate assets in the unregistered fund to meet returns on outstanding securities loans at a time when the unregistered fund's price per share was less than $1.00, a Fund may not receive an amount from the unregistered fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the unregistered fund at the price at which that fund is carrying them. The unregistered fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. Under the exemptive order, a Fund that is a money market fund cannot invest in an unregistered fund that does not comply with Rule 2a-7.

Additional Investment Information

The Fund may make the following investments, among others; some of which are part of the Fund’s principal investment strategies and some of which are not. The principal risks of the Fund’s principal investment strategies are discussed in the Prospectuses. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Illiquid Securities. Generally, illiquid securities are securities that cannot be expected to be sold or disposed of within seven days at approximately the price at which they are valued by the Fund. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to it.

Policies and Limitations. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

Policies and Limitations. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

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Securities Loans. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund. NB Management believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund can loan securities through a separate operating unit of Neuberger Berman LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Fund also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Fund may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

Policies and Limitations. The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. See the section entitled “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested. The Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

Restricted Securities and Rule 144A Securities. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in

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purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

Policies and Limitations. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Fund’s 15% limit on investments in illiquid securities.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

Policies and Limitations. Reverse repurchase agreements are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.

Leverage. The Fund may engage in transactions that have the effect of leverage. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Fund’s net asset value (“NAV”). Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund’s shareholders as dividends, if any, will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Fund’s investment limitations.

Policies and Limitations. Generally, the Fund does not intend to use leverage for investment purposes. The Fund may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

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Foreign Securities. The Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as investors.

The Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

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Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Fund may invest in American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), and International Depository Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

Policies and Limitations. To limit the risks inherent in investing in foreign currency denominated securities, the Fund may not purchase any such security if, as a result, more than 20% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Within these limitations, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

The Fund may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

Forward Commitments and When-Issued Securities. The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitment transactions enable the Fund to “lock in” what NB Management believes to be an attractive price or yield on a particular security for a period

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of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.

Policies and Limitations. The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on the Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

Telecommunications Securities. These include the securities of companies that own and operate both wired and wireless networks that transport both voice and data traffic. Examples include incumbent providers of domestic and international telephone services, regional and long distance operators, new entrants into the telecommunications industry including competitive local exchange carriers, broadband service providers, and data services companies, as well as cellular wireless operators. These companies are occasionally among the most richly-priced securities during periods of market expansion and they often suffer prolonged sell-offs. Further, the sector is characterized by short product cycles, intense competition for market share, and very high fixed costs. Many products produced by companies in this sector may become obsolete quickly. The telecommunications industry is also a heavily regulated industry and is subject to extensive government oversight.

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The issuers of telecommunications securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

Media Securities. These include the securities of companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography). Many products produced by companies in this sector may become obsolete quickly. These companies may suffer when their products prove incompatible with dominant systems. Additionally, television, radio, cable television, and direct satellite broadcast system operators are subject to extensive competition and changing government regulation. Furthermore, any threat of deteriorating employment markets and weakening economy could pose a potential risk for those media companies that generate revenues from advertising sales.

The issuers of media securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

Technology Securities. These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

Real Estate-Related Instruments. The Fund will not directly invest in real estate, but the Fund may invest in securities issued by real estate companies. Investments in the securities of companies in the real estate industry subject the Fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes

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and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include securities of real estate investment trusts (“REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

The types of REITs described above are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended (“Code”), and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to indirectly bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

The Fund may also invest in mortgage-backed securities. These are fixed income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when those interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This limits the Fund’s ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are

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subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association) and Freddie Mac (also known as the Federal Home Loan Mortgage Corporation)) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

           Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

           On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Additionally, Fannie Mae and Freddie Mac are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10% per year until stabilizing at a lower, less risky size.  The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.

Energy-Related Investments. The securities of companies in energy-related activities include, among others, integrated oil and gas companies, refining companies, independent oil and gas companies, oil service companies, coal companies, energy infrastructure companies, energy transportation companies, energy master limited partnerships (see “Master Limited Partnerships” below), natural gas and electric utilities, and alternative energy providers. Companies in the energy sector are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and may lack the resources and the broad business lines to weather hard times. These companies face the risk that their earnings, dividends and stock prices will be affected by changes in the prices and supplies of energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including the supply and demand for energy fuels; international political events; energy conservation; the success of exploration projects; tax and other governmental regulations; policies of the Organization of Petroleum Exporting Countries (“OPEC”); and relationships among OPEC members and between OPEC and oil-importing countries.

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Futures Contracts, Options on Futures Contracts, Options on Securities and Indices,
Forward Contracts, and Options on Foreign

Currencies (collectively, “Financial Instruments”)

Futures Contracts and Options Thereon. The Fund may purchase and sell single stocks and interest rate futures contracts, stock and bond index futures contracts (including those on a narrow-based index), and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Fund views investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

The Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. The Fund may purchase futures contracts to fix what NB Management believes to be a favorable price for securities the Fund intends to purchase. If a futures contract is purchased by the Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for anticipated differences in volatility between positions the Fund wishes to hedge and the standardized futures contracts available to it, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

For purposes of managing cash flow, the Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”).

A “sale” of a futures contract (or a “short” futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission (“CFTC”); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

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Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

“Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund’s futures positions. The margin deposit made by the Fund when it enters into a futures contract (“initial margin”) is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit (“variation margin”). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing its NAV, the Fund marks to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although the Fund believes that the use of futures contracts and options will benefit it, if NB Management’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

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Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Fund, it could have an adverse impact on the NAV of the Fund.

Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or “DTEFs”), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

Policies and Limitations. The Fund may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Fund does not engage in transactions in futures and options on futures for speculation.

The Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Managers may use such futures and options to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Call Options on Securities. The Fund may write covered call options and may purchase call options on securities and call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The

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Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

Policies and Limitations. The Fund may write covered call options and may purchase call options on securities and call options in related closing transactions. The Fund writes only “covered” call options on securities it owns (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do).

The Fund would purchase a call option to offset a previously written call option. The Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.

Put Options on Securities. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Portfolio securities on which the Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

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Policies and Limitations. The Fund generally writes and purchases put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV).

General Information About Securities Options. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The Fund also may purchase and sell European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. The Fund also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party’s insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

The premium the Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a

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security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Policies and Limitations. The Fund may use American-style options. The Fund may also purchase and sell European style options and may purchase and sell options that are traded on foreign exchanges.

The assets used as cover (or segregated) for OTC options written by the Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Put and Call Options on Securities Indices. The Fund may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Fund’s securities or securities the Fund intends to buy. The Fund may write securities index options to close out positions in such options that it has purchased.

For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed “index multiplier.” A securities index fluctuates with changes in the market values of the securities

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included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), the American Stock Exchange, and other U.S. and foreign exchanges.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

Policies and Limitations. The Fund may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by the Fund will be listed and traded on an exchange. The Fund currently does not expect to invest a substantial portion of its assets in securities index options.

For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

Foreign Currency Transactions. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price (“forward contracts”). The Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Fund will not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a forward contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or

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through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

NB Management believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

The Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may invest in securities denominated in the European Currency Unit (“ECU”), which is a “basket” consisting of a specified amount of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union from time to time to reflect changes in relative values of the underlying currencies. The market for ECUs may become illiquid at times of uncertainty or rapid change in the European currency markets, limiting a Fund’s ability to prevent potential losses. In addition, the Fund may invest in securities denominated in other currency baskets.

Policies and Limitations. The Fund may enter into forward contracts for the purpose of hedging and not for speculation.

When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

Options on Foreign Currencies. The Fund may write and purchase covered call and put options on foreign currencies.

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Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Policies and Limitations. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Regulatory Limitations on Using Financial Instruments. If the Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are “in-the-money”) may not exceed 5% of the Fund’s net assets.

Cover for Financial Instruments. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid securities.

Segregated securities cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund’s assets could impede Fund management or the Fund’s ability to meet current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

General Risks of Financial Instruments. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Fund’s use of Financial Instruments will be successful.

          The Fund’s use of Financial Instruments may be limited by the provisions of the Code with which it must comply to continue to qualify as a regulated investment company (“RIC”). See “Additional Tax

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Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

Policies and Limitations. When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund’s underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

Fixed Income Securities. While the emphasis of the Fund’s investment program is on common stocks and other equity securities, the Fund may invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. The Fund may also invest in investment grade corporate bonds and debentures. The debt securities in which the Fund may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index of reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. The Fund may invest in corporate debt securities rated below investment grade.

"U.S. Government Securities" are obligations of the U.S. Treasury backed by the full faith and credit of the United States.  Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline. As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.  "U.S. Government Agency Securities" are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (commonly known as “Sallie Mae”), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

“Investment grade” debt securities are those receiving one of the four highest ratings from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or another nationally recognized statistical rating organization (“NRSRO”) or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities (“Comparable Unrated Securities”). Securities rated by Moody’s in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund primarily refers to ratings assigned by S&P and Moody’s, which are described in Appendix A to this SAI.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and

22

market liquidity (“market risk”). The value of the fixed income securities in which the Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of the Fund’s fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to the Fund warrants exposure to the additional level of risk.

          Policies and Limitations. The Fund may invest up to 20% of its total assets in debt securities, excluding convertible debt securities.

           There are no restrictions as to the ratings of debt securities the Fund may acquire or the portion of its assets it may invest in debt securities in a particular ratings category. Although the Fund does not presently intend to invest in debt securities, it may invest in convertible debt securities that NB Management believes present a good value because they are convertible into equity securities and have an attractive yield.

Commercial Paper. Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

Policies and Limitations. The Fund may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody’s (P-1) or is deemed by NB Management to be of comparable quality.

Zero Coupon Securities. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

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The discount on zero coupon securities (“original issue discount” or “OID”) must be included in gross income ratably by the Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information.”

The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Convertible Securities. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Policies and Limitations. Convertible securities are considered equity securities for purposes of the Fund’s non-fundamental policy to invest at least 80% of its net assets in equity securities. Convertible debt securities are subject to the Fund’s investment policies and limitations concerning fixed income securities.

Preferred Stock. The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

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Swap Agreements. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

Swap agreements may be illiquid.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions.  Moreover, the use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a firm’s creditworthiness declines, the value of the agreement might decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

Canadian Income Trusts. Canadian income trusts commonly hold debt or equity securities in, or are entitled to receive royalties from, an underlying active business. The income trust structure is typically adopted by businesses that require a limited amount of capital in maintenance and that generate stable cash flows. The value of an income trust can rise or fall for the same reasons that affect equity securities or because of changes to interest rates.

           An investment in units of a Canadian income trust is not the equivalent of owning shares in a corporation. Unit holders do not have the statutory rights normally associated with owning shares in a corporation. Investments in income trusts will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates and other economic factors. Typically, income trusts are more volatile than fixed-income securities and preferred shares. The value of income trust units may decline significantly if they are unable to meet distribution targets. To the extent that claims against an income trust are not satisfied by the trust, investors in the income trust (including the Fund if it invests in the income trust) could be held responsible for such obligations. Certain, but not all, jurisdictions have enacted legislation to protect investors from some of this liability. There is also a risk that the tax rules relating to income trusts may change in a way that is negative to income trust investors.

             Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

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Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

           The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

          Other Investment Company Securities. The Fund may invest in shares of other investment companies (including shares of exchange-traded funds (“ETFs”)). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. Such an investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

           As a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

          ETFs are investment companies that are registered as open-end management companies or unit investment trusts but possess some of the characteristics of closed-end funds. For example, like closed-end funds, ETFs’ shares are listed and traded in the secondary market.

          Many ETFs are passively managed and seek to provide returns that track the price and yield performance of a particular index. Although such ETFs may invest in other instruments, they largely hold the securities (e.g., common stocks) in the relevant index.

          Policies and Limitations. For cash management purposes, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or

26

an affiliate, under specified conditions. In addition, pursuant to an exemptive order received from the SEC, the Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. See “Cash Management and Temporary Investment Policy.”

Otherwise, the Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.

The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

Indexed Securities. The Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

            Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.

Recent Market Events. Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. These events have included, but are not limited to, the Federal government’s placement of Fannie Mae and Freddie Mac under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government bailout of American International Group, Inc (“AIG”), reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and U.K. governments banning short-selling. Both domestic and international equity markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.  It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may also negatively affect many issuers worldwide.

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Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Fund.

          Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Fund itself is regulated.  Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

PERFORMANCE INFORMATION

The Fund’s performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor’s original cost.

CERTAIN RISK CONSIDERATIONS

Although the Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees
John Cannon (1930)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	47

Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund (1992 to 2009).

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	47	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	47

Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	47

Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (1927)	Trustee since 1986	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	47

Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (1960)	Trustee since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	47	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.
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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	47

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	47

Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Edward I. O’Brien (1928)	Trustee since 1993	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	47	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.
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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Cornelius T. Ryan (1931)	Trustee since 1982	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	47	None.
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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

33
Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	47

Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	47	None.
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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger Berman, since 2009; Chief Executive Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) (“NBFI”) since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

			47

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.	47	Chairman of the Board, Staten Island Mental Health Society since 2008.
Jack L. Rivkin* (1940)	Trustee since 2002; President from 2002 to 2008

Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger Berman, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.

			47

Director, Idealab, (private company), since 2009; Director, Distributed World Power (private company) since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1997; formerly, Director, New York Society of Security Analysts (2006 to 2008).

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(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the Trust’s Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*

Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NB Management, Neuberger Berman and/or their affiliates.  Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of NB Management and an officer of Neuberger Berman.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002

Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; formerly, Vice President, Neuberger Berman, 2002 to 2006; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; Executive Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008); Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, one since 2005 and one since 2006).

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Executive Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008

Senior Vice President, Neuberger Berman, since 2006; formerly, Vice President, Neuberger Berman, 2002 to 2006; Vice President, NB Management, since 2008 and Employee since 1991; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (eight since 2003, two since 2004, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1992; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002

Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2005 and one since 2006); formerly, Assistant Treasurer, ten registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

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Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Andrew Provencher (1965)	Vice President since 2008

Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2005; formerly, Senior Vice President, Neuberger Berman, 2003 to 2005; formerly, Vice President, Neuberger Berman, 1999 to 2003; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2006; formerly, Senior Vice President, Neuberger Berman, 2004 to 2006; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2005 and one since 2006); formerly, Senior Vice President, Lehman Brothers Inc., 2007 to 2008; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

          The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and sub-advisory contracts and other principal contracts. It is the Trust’s policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not “interested persons” of NB Management (including its affiliates) or the Trust (“Independent Fund Trustees”). The Board of Trustees has established several standing committees to oversee particular aspects of the Fund’s management. The standing committees of the Board of Trustees are described below.

           Audit Committee. The Audit Committee’s purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the

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internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firms; and (e) to act as a liaison between the Fund’s independent registered public accounting firms and the full Board. Its members are Martha C. Goss, George W. Morriss (Vice Chair), Cornelius T. Ryan (Chair), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met seven times.

Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust’s principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chair), Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met four times.

Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust’s Chief Compliance Officer (“CCO”). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee’s primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chair), Faith Colish, C. Anne Harvey, Michael M. Knetter, Howard A. Mileaf (Vice Chair) and Edward I. O’Brien. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met four times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by

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Delaware law. Its members are John Cannon, Robert Conti, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip (Chair) and Candace L. Straight. All members except for Mr. Conti are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee did not meet.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chair), Robert A. Kavesh, Michael M. Knetter (Vice Chair), Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2008, the Committee met once.

 Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O’Brien, Jack L. Rivkin (Vice Chair), Cornelius T. Ryan and Peter P. Trapp (Chair). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met three times.

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish (Vice Chair), George W. Morriss, Jack L. Rivkin, Cornelius T. Ryan and Candace L. Straight (Chair). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met six times.

The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the

41

duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. Prior to January 1, 2008, for serving as a trustee of the fund family, each Independent Fund Trustee received an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attended in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees determined whether a fee was warranted, provided, however, that no fee was normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board’s Audit Committee received $5,000 per year and each member of the Audit Committee, including the Chair, received $1,000 for each Audit Committee meeting he or she attended in-person or by telephone. No additional compensation was provided for service on any other Board committee. The Lead Independent Trustee received an additional $20,000 per year.

Effective January 1, 2008, the compensation of each Independent Fund Trustee has been restructured. For serving as a trustee of the funds in the fund family, each Independent Fund Trustee and each Interested Trustee who is not an employee of NB Management receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee Chair will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year. No additional compensation is provided for service on a Board committee. The Chair who is also an  Independent Fund Trustee receives an additional $35,000 per year.

The funds in the fund family reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

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TABLE OF COMPENSATION

FOR FISCAL YEAR ENDED 8/31/08

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees

Independent Fund Trustees
John Cannon Trustee	$49,240	$134,610
Faith Colish Trustee	$49,240	$134,610
Martha C. Goss Trustee	$48,374	$132,593
C. Anne Harvey Trustee	$49,240	$134,610
Robert A. Kavesh Trustee	$47,347	$129,610
Michael M. Knetter Trustee	$47,347	$129,610
Howard A. Mileaf Trustee	$48,374	$132,593
George W. Morriss Trustee	$50,267	$137,593
Edward I. O’Brien Trustee	$47,347	$129,610
Cornelius T. Ryan Trustee	$50,777	$139,071
Tom D. Seip Trustee	$58,390	$160,006
Candace L. Straight Trustee	$49,240	$134,610
Peter P. Trapp Trustee	$52,160	$142,593
Fund Trustees who are “Interested Persons”
Joseph V. Amato Trustee	N/A*	N/A*
Robert Conti President, Chief Executive Officer and Trustee	N/A*	N/A*
Jack L. Rivkin Trustee	$3,725	$10,000

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* Mr. Conti became a Fund Trustee in December  2008 and Mr. Amato became a Fund Trustee in March 2009.

          As of November 30, 2008, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

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Ownership of Securities

          Set forth below is the dollar range of equity securities owned by each Fund Trustee as of March 31, 2008:

Equity Income Fund
Independent Fund Trustees
John Cannon	A
Faith Colish	A
Martha C. Goss	A
C. Anne Harvey	A
Robert A. Kavesh	A
Michael M. Knetter	A
Howard A. Mileaf	A
George W. Morriss	A
Edward I. O’Brien	A
Cornelius T. Ryan	A
Tom D. Seip	A
Candace L. Straight	A
Peter P. Trapp	A
Fund Trustees who are “Interested Persons”
Joseph V. Amato	A
Robert Conti	A
Jack L. Rivkin	A

A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

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          The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the fund family as of December 31, 2008.

Name of Fund Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies*
Independent Fund Trustees
John Cannon	E
Faith Colish	E
Martha C. Goss	C
C. Anne Harvey	D
Robert A. Kavesh	E
Michael M. Knetter	D
Howard A. Mileaf	E
George W. Morriss	D
Edward I. O’Brien	E
Cornelius T. Ryan	E
Tom D. Seip	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E
Robert Conti	E
Jack L. Rivkin	C
* Valuation as of December 31, 2008.

A = None B = $1-$10,000 C = $10,001 - $50,000 D = $50,001-$100,000 E = over $100,000

Independent Fund Trustees Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.

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INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated May 4, 2009 (“Management Agreement”).

The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.

NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust. See “Trustees and Officers.” The Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.

NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to three administration agreements with the Trust, one for Class A dated May 4, 2009, one for Class C dated May 4, 2009, and one for the Institutional Class dated May 4, 2009 (each an “Administration Agreement”). For such administrative services, each Class of the Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.

Under the Administration Agreement for each class of shares, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third-party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third-party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third-party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

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           Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Fund intends to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or the Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Fund or its shareholders adversely.

           The Management Agreement continues until October 31, 2010. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in the Fund. The Administration Agreements continue until October 31, 2010. The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Management and Administration Fees

For investment management services, the Fund pays NB Management a fee at the annual rate of 0.55% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

For administrative services, each of Class A and Class C of the Fund pay NB Management a fee at the annual rate of 0.26% of the Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services. (A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by the Fund; see “Distribution Arrangements,” below.)

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             During the fiscal period ended August 31, 2008, Class A of the Fund accrued management fees as follows:

Management Fees Accrued for Fiscal Period Ended August 31

2008

Equity Income	$12,983*

* For the period from June 9, 2008 (commencement of Class A operations) to August 31, 2008.

             During the fiscal period ended August 31, 2008, Class C of the Fund accrued management fees as follows:

Management Fees Accrued for Fiscal Period Ended August 31

2008

Equity Income	$479*

* For the period from June 9, 2008 (commencement of Class C operations) to August 31, 2008.

             For administrative services, the Institutional Class of the Fund pays NB Management a fee at the annual rate of 0.15% of the Fund's average daily net assets, plus out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of those Independent Fund Trustees and periodic reports to the Board of Trustees on actual expenses. With the Fund's consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services. In addition, the Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.

             During the fiscal periods ended August 31, 2008 and 2007, the Institutional Class of the Fund accrued management fees as follows:

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	Management Fees Accrued for Fiscal Period Ended August 31*
	2008	2007*
Equity Income**	$30,277	$24,288

         * For the period from November 2, 2006 to August 31, 2007.
        ** On June 9, 2008, the Fund’s Trust Class was converted into the Fund’s Institutional Class. The information in this table includes the financial information of Trust Class shares prior to June 9, 2008.

Contractual Expense Limitations

NB Management has contractually undertaken, during the respective period noted below, to forgo current payment of fees and/or reimburse annual operating expenses of each Class listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) (“Operating Expenses”) do not exceed the rate per annum noted below (“Expense Limitation”).

The Fund has agreed to repay NB Management out of assets attributable to its respective Class noted below for any fees forgone by NB Management under the Expense Limitation or any Operating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause that Class’ Operating Expenses to exceed the respective annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

             The appropriateness of these undertakings is determined on a class-by-class basis.

Fund	Class	Limitation Period	Expense Limitation

Equity Income	A	08/31/2012	1.16%
Equity Income	C	08/31/2012	1.91%
Equity Income	Institutional	08/31/2012	0.80%

NB Management reimbursed each Class of the Fund listed below the following amount of expenses pursuant to the Fund’s contractual arrangements:

	Expenses Reimbursed for Fiscal Periods Ended August 31,
Fund	2008	2007
Equity Income – Class A*	$104,764	--
Equity Income – Class C*	$4,317	--
Equity Income – Institutional**	$147,078	$84,036***

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* For the period from June 9, 2008 (commencement of the Class’ operations) to August 31, 2008.
** On June 9, 2008, the Fund’s Trust Class was converted into the Fund’s Institutional Class. The information in this table for Institutional Class includes the financial information of Trust Class shares prior to June 9, 2008.
*** For the period from November 2, 2006 (commencement of operations) to August 31, 2007.

          Each Class of the Fund listed below repaid NB Management the following amounts of expenses that NB Management reimbursed to the Fund.

	Expenses Reimbursed for Fiscal Periods Ended August 31,
Fund	2008	2007
Equity Income – Class A*	$104,764	--
Equity Income – Class C*	$4,317	--
Equity Income – Institutional**	$147,078	$84,036***

* For the period from June 9, 2008 (commencement of the Class’ operations) to August 31, 2008.
** On June 9, 2008, the Fund’s Trust Class was converted into the Fund’s Institutional Class. The information in this table for Institutional Class includes the financial information of Trust Class shares prior to June 9, 2008.
*** For the period from November 2, 2006 (commencement of operations) to August 31, 2007.

Sub-Adviser

NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated May 4, 2009 (“Sub-Advisory Agreement”).

The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.

The Sub-Advisory Agreement continues until October 31, 2010 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding

51

interests in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days’ prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

Portfolio Manager Information

Other Accounts Managed

Anthony Gleason, Richard Levine and Alexandra Pomeroy are the Portfolio Managers of the Fund which have day-to-day management responsibility of the Fund.

           The table below describes the other accounts for which each Portfolio Manager has day-to-day management responsibility as of August 31, 2008.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)

Anthony Gleason
Registered Investment Companies*	1	$30	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	2,729	$3,669	-	-
Richard Levine
Registered Investment Companies*	1	$30	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	2,729	$3,669	-	-
Alexandra Pomeroy
Registered Investment Companies*	1	$30	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	2,729	$3,669	-	-

*Registered Investment Companies includes Mutual Funds.

**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to

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actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Fund also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible.

NB Management, Neuberger Berman and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

            A portion of the compensation paid to each Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers’ compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Holdings LLC's initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a “finder’s fee” or “referral fee” paid to a third party). To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts

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for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

NB Management’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

Ownership of Securities

            Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager, as of August 31, 2008, in the Fund(s) that each Portfolio Manager manages.

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
Anthony Gleason	Neuberger Berman Equity Income Fund	C
Richard Levine	Neuberger Berman Equity Income Fund	G
Alexandra Pomeroy	Neuberger Berman Equity Income Fund	E

A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001 - $50,000	G = Over $1,000,001
D =$50,001-$100,000

Other Investment Companies Managed

The investment decisions concerning the Fund and the other registered investment companies managed by NB Management (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

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There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics

The Fund, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund’s Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Fund, but are restricted from trading in close conjunction with the Fund or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Neuberger Berman

                 NB Management and Neuberger Berman are wholly-owned by Neuberger Berman Group LLC ("NBG").  The directors, officers and/or employees of NB Management and Neuberger Berman, who are deemed “control persons,” all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Joseph Amato, and Robert Conti. Mr. Conti and Mr. Amato are Trustees and officers of the Trust.

Prior to May 4, 2009, the predecessor of NB Management and Neuberger Berman were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company.  On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC (“NBSH”), an entity organized by key members of Neuberger's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger's business and the fixed income and certain alternative asset management businesses of Lehman Brothers’ Investment Management Division (together with Neuberger, the “Acquired Businesses”) (the “Acquisition”). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

The Acquisition closed on May 4, 2009, and the Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger's management team, and certain key members and senior professionals who are employed throughout the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

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These events have not had a material impact on the Fund or its operations.  NB Management and Neuberger Berman continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

DISTRIBUTION ARRANGEMENTS

               The Fund offers three classes of shares, known as Class A, Class C and Institutional Class.

Distributor

NB Management serves as the distributor (“Distributor”) in connection with the offering of the Fund’s shares. Institutional Class shares are offered on a no-load basis. Class A and Class C (with the exception of Grandfathered Investors as defined in the Class A and Class C shares Prospectus) are available only through investment providers ("Institutions") that have made arrangements with NB Management for shareholder servicing and administration and/or  entered into selling agreements with NB Management.

In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund’s “principal underwriter” within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund’s Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of the Fund’s Class A and Class C shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Fund’s shares. However, for Class A shares, the Distributor receives commission revenue consisting of the portion of Class A sales charge remaining after the allowances by the Distributor to Institutions. For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase. The Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions of Class C shares.

For each Class that is sold directly to investors (currently Institutional Class shares and Class A shares for Grandfathered Investors as defined in the Fund’s Prospectuses), the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of its shareholder lists, the shares of other mutual Fund for which the Distributor acts as distributor or other products or services. Any such use of the Fund’s shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund’s

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shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

             The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to the Institutional Class and a Distribution and Shareholder Services Agreement with respect to each of Class A and Class C of the Fund (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2010. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund’s outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreement.

Revenue Sharing

NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”).

             Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, NB Management may pay for: placing the Fund on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Fund; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these

57

payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Fund or of any particular share class of the Fund. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Fund.

In addition to the compensation described above, the Fund and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the Fund may differ depending on the Fund and are designed to be equal to or less than the fees the Fund would pay to its transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in its clients’ accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Fund with respect to those assets.

Distribution Plan (Class A Only)

            The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to Class A of the Fund. The Plan provides that the Fund will compensate NB Management for administrative and other services provided to the Fund, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Fund. Under the Plan, NB Management receives from Class A of the Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A’s Plan complies with these rules.

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During the fiscal period ended August 31, 2008, Class A of the Fund accrued fees as follows:

Fiscal Period Ended August 31

2008

Equity Income	$5,827*

         * For the period from June 9, 2008 (commencement of Class A operations) to August 31, 2008.

Distribution Plan (Class C Only)

            The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class C of the Fund. The Plan provides that Class C of the Fund will compensate NB Management for administrative and other services provided to the Fund, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Fund. Under the Plan, NB Management receives from Class C of the Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets of which 0.75% is a distribution fee and 0.25% is a service fee. NB Management may pay up to the full amount of this fee to Institutions that make available Fund shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C’s Plan complies with these rules.

During the fiscal period ended August 31, 2008, Class C of the Fund accrued fees as follows:

Fiscal Period Ended August 31

2008

Equity Income	$861*

        * For the period from June 9, 2008 (commencement of Class C operations) to August 31, 2008.

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Distribution Plan

Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by the Fund and the purposes for which such expenditures were made.

Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. To the extent the Plans allow the Fund to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Fund to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

The Plans are renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of the Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

From time to time, the Fund may be closed to new investors. Because the Plans for the Class A and Class C shares of the Fund pay for ongoing shareholder and account services, the Board may determine that it is appropriate for the Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

The Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of the Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). The Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. The Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

The Fund uses an independent pricing service to value its equity portfolio securities (including options). The independent pricing service values equity portfolio securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. The independent pricing service values foreign equity securities at the last reported sale price on the principal exchange or in the

60

principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the independent pricing service at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value.

The Fund uses an independent pricing service to value its debt securities. Valuations of debt securities provided by an independent pricing service are based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

The Fund’s foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

            The Fund’s securities are traded primarily in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of the Fund may be significantly affected on days when shareholders have no access to the Fund.

If, after the close of the principal market on which a security is traded, and before the time the Fund’s securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund Trustees have authorized NB Management, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, the Fund is required to act in good faith in

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determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

If NB Management believes that the price of a security obtained under the Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Financial Intermediaries

The Fund has authorized one or more financial intermediaries to receive purchase and redemption orders on its behalf. Such financial intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase and redemption order when a financial intermediary or its designee receives the order. Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “accepted” as defined in the Fund’s Prospectuses.

Automatic Investing and Dollar Cost Averaging

For each Class of the Fund that is sold directly to investors (currently Institutional Class shares and Class A shares for Grandfathered Investors as defined in the Fund’s Class A and Class C shares Prospectus), shareholders in that Class (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares of that Class each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. Direct Shareholders who elect to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

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Sales Charges

Class A Purchases

Purchases by certain 403(b) plans. Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the Neuberger Berman Fund is a principal investment option; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

Other Purchases. Pursuant to a determination of eligibility by NB Management, Class A shares of the Fund may be sold at net asset value to:

1.

current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Management or Neuberger and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2.

currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in- law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

3.

currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Fund, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

4.	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

5.	insurance company separate accounts;

6.	accounts managed by NB Management or Neuberger and its affiliated companies;
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7.	NB Management or Neuberger and its affiliated companies;

8.

an individual or entity with a substantial business relationship with NB Management or Neuberger and its affiliated companies, or an individual or entity related or relating to such individual or entity;

9.

wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by NB Management or Neuberger and its affiliated companies;

10.	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

11.	directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

12.

banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

13.	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

14.

Employer-sponsored defined contribution – type plans, including certain 403(b) plans, investing $1 million or more with 100 or more eligible employees, and IRA rollovers involving retirement plan assets invested in the funds in the fund family; and

15.	Employee benefit and retirement plans for NB Management and its affiliates.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts.

            Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•

redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an individual retirement account ("IRA") or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

64
•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Loan repayments.

            Repayments on loans taken from a retirement plan or an IRA or other individual-type retirement account are not subject to sales charges if NB Management is notified of the repayment.

Dealer commissions and compensation.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of aggregate purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Fund’s IRA rollover policy as described in the Class A and Class C shares Prospectus) are paid to dealers at the following rates: 1.00% on amounts from $1 million to $1,999,999, 0.75% on amounts from $2 million to $2,999,999, 0.50% on amounts from $3 million to $4,999,999 and 0.25% on amounts from $5 million and above. Commissions are based on cumulative investments and are annually reset.

A dealer concession of up to 1% may be paid by the Fund under its Class A Plan to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

Sales Charge Reductions and Waivers

Reducing your Class A sales charge.

As described in the Class A and Class C shares Prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Letter of Intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of non-money market funds in the fund family over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Letter period may be credited toward satisfying the Letter.

The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

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The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Prospectus with their first purchase.

Aggregation. Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Class A and Class C shares Prospectus, if all parties are purchasing shares for their own accounts and/or:

•	individual-type employee benefit plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•

trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

•	endowments or foundations established and controlled by you or your immediate family; or

•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

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Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

•

for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

•

for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases. As described in the Class A and Class C shares Prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the funds in the fund family. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of money market funds in the fund family are excluded.

Rights of accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the funds in the fund family to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of money market funds in the fund family are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be

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eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or NB Management if you have additional information that is relevant to the calculation of the value of your holdings.

You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your funds in the fund family.

CDSC waivers for Class A and Class C shares.

As noted in the Class A and Class C shares Prospectus, a contingent deferred sales charge (“CDSC”) may be waived in the following cases:

•

redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Fund’s transfer agent is notified of the death of a joint tenant will be subject to a CDSC;

•	tax-free returns of excess contributions to IRAs;

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

•	distributions from an IRA upon the shareholder’s attainment of age 59-1/2;

•	IRA rollover from a fund in the fund family held in a employer sponsored retirement plan to Class A shares; and

•	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

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•

Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•

Redemptions through a systematic withdrawal plan (SWP). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

•	Purchases where the Distributor pays no commission or transaction fee to authorized dealers.

For purposes of this paragraph, “account” means:

•	in the case of Class A shares, your investment in Class A shares of all funds in the fund family (investments representing direct purchases of money market funds in the fund family are excluded); and

•	in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the Class A and Class C shares Prospectus.

ADDITIONAL EXCHANGE INFORMATION

           As more fully set forth in the Fund’s Prospectus, if shareholders purchased Advisor, Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met. Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectus) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available;

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otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

An Institution may exchange a fund’s Investor Class, Advisor Class, Trust Class, Institutional Class, Class A or Class C shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution. This privilege is not available for Neuberger Berman Genesis Fund Institutional Class shareholders. Most Institutions allow you to take advantage of the exchange program.

Exchanges are generally not subject to any applicable sales charges. However, exchanges from money market funds are subject to applicable sales charges of the fund being purchased, unless the money market fund shares were acquired through an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund having a sales charge.

Most investment providers allow you to take advantage of the exchange program. Please contact your investment provider or NB Management for further information on exchanging your shares.

Any of the funds in the fund family may terminate or modify its exchange privilege in the future. Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

        There can be no assurance that Neuberger Berman Municipal Money Fund, Neuberger Berman New York Municipal Money Fund or Neuberger Berman Tax-Free Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

Each of the funds in the fund family, except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund and Neuberger Berman Real Estate Fund may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund and Neuberger Berman Real Estate Fund charge shareholders a redemption fee on exchanges of fund shares held 60 days or less, the funds will provide at least 60 days’ notice prior to terminating or materially altering its exchange privilege, except in the following cases:

•	If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or
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•

In certain extraordinary circumstances, such as the suspension of the redemption of the fund’s shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

Redemptions in Kind

The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. The Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of the Fund’s shareholders as a whole.

CONVERSION INFORMATION

If consistent with your investment provider’s program, Class A shares of the Fund that have been purchased by an investment provider on behalf of clients participating in (i) 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans or (ii) investment programs in which the clients pay a fixed or asset-based fee, may be converted into Institutional Class shares of the Fund if the investment provider satisfies any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund. Any such conversion will be effected at net asset value without the imposition of any sales load, fee or other charges by the Fund. Please contact your investment provider about any fees that it may charge.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund distributes to its shareholders substantially all of its net investment income (by Class, after deducting expenses attributable to the Class), net capital gains, and net gains from foreign currency transactions it earns or realizes. Capital gain realization is one factor that a Portfolio Manager may consider in deciding when to sell a security. The Fund’s net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in the Fund’s NAV until they are distributed. The Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

The Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December, except that the

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Fund distributes substantially all of its net investment income (after deducting expenses), if any, near the end of each calendar quarter.

The Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder’s original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

A cash election remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver the Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election. Thereafter, the shareholder’s dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the Fund at its NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ADDITIONAL TAX INFORMATION

Taxation of the Fund

To continue to qualify for treatment as a RIC under the Code, the Fund – which is treated as a separate corporation for federal tax purposes – must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and (ii) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being

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considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs. If the Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), and that unregistered fund is classified for federal tax purposes as a partnership that is not a QPTP, the Fund generally will be treated as (x) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the foregoing diversification requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (y) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” (as described in each Prospectus) (“QDI”) would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions

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attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that the Fund will be able to do so.

The Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Exchange-traded futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) that are subject to section 1256 of the Code (“Section 1256 contracts”) in which the Fund may invest are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund’s taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

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These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If the Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

The Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, the Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

The Fund may invest in units of Canadian income trusts. The tax consequences to the Fund of an investment in an income trust depend on the trust’s classification for federal tax purposes; an income trust generally is classified for those purposes as a corporation or a partnership.

(1) If a Canadian income trust is classified as a corporation, it would be a PFIC (with the income tax consequences to the Fund described above) if it primarily held equity or debt securities of an underlying operating entity but would not be a PFIC if it was actively engaged in a business, such as oil and gas exploration (as a large proportion of Canadian income trusts are),

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and did not hold substantial investment-type assets. In the latter event, distributions from the income trust to the Fund would be treated as dividends that likely would be treated as QDI.

(2) If a Canadian income trust is classified for federal tax purposes as a partnership (by making a certain election or otherwise), it likely would be a QPTP, in which event all its net income (regardless of source) would be qualifying income to the Fund under the Income Requirement. But if such an income trust is not a QPTP (because, for example, it satisfies the Income Requirement, i.e., generates at least 90% of its gross income from the passive sources described above), then (a) it would be a publicly traded partnership that likely would be treated for federal tax purposes as a corporation, with the income tax consequences mentioned above, or (b) if not, the Fund would treat its share of the trust’s income as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by the trust and any non-qualifying income of the trust would pass through to the Fund.

The Fund may invest in interests in MLPs, which generally are classified as partnerships for federal tax purposes. Most MLPs in which the Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income to the Fund under the Income Requirement. If the Fund invests in an MLP that is a partnership that is not a QPTP, the net income the Fund derives therefrom will be treated for purposes of the Income Requirement in the same manner as income described in the next paragraph.

Income that the Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) and is not a QPTP will be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by that company.

The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, in 2006 the U.S. Treasury Department and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income

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allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Taxation of the Fund’s Shareholders

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

Dividends the Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if properly designated by the Fund, will be exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (“qualified interest income” less allocable deductions), which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits. The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends the Fund pays to foreign investors, with certain exceptions, with respect to taxable years beginning before January 1, 2010.

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As described in “Maintaining Your Account” in each Prospectus, the Fund may close a shareholder’s account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

FUND TRANSACTIONS

In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders. Affiliates of NB Management may act as a broker for the Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market) where such broker is capable of providing best execution (“Affiliated Brokers”). For Fund transactions which involve securities traded on the OTC market; the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.

During the fiscal period ended August 31, 2007, the Fund paid brokerage commissions of $11,011 of which $2,166 was paid to Neuberger Berman and $1,591 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2008, the Fund paid brokerage commissions of $67,032 of which $1,958 was paid to Neuberger Berman and $26,189 was paid to Lehman Brothers. During the fiscal year ended August 31, 2008, transactions in which that Fund used Neuberger Berman as broker comprised 8.24% of the aggregate dollar amount of transactions involving the payment of commissions, and 2.92% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 13.47% of the aggregate dollar amount of transactions involving the payment of commissions, and 39.07% of the aggregate brokerage commissions paid by the Fund. 100% of the $38,885 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $19,296,435) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2008, that Fund acquired securities of the following of its regular brokers or dealers: JP Morgan Chase & Co., Inc., at that date, that Fund held the securities of its regular brokers or dealers with an aggregate value as follows: JP Morgan Chase & Co., Inc., $538,860.

The aggregate dollar amount of brokerage commissions paid in the 2008 fiscal year differed materially from the aggregate dollar amount of brokerage commissions paid in the 2007 fiscal year since the Fund commenced operations in November 2006.

Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. The Fund may use an Affiliated Broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as

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favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

The use of an Affiliated Broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions paid an Affiliated Broker must be (1) at least as favorable as commissions contemporaneously charged by the Affiliated Broker on comparable transactions for its most favored unaffiliated customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm and customers of the Affiliated Broker considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which an Affiliated Broker determines that the commissions paid to the Affiliated Broker by the Fund are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

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Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions other than an Affiliated Broker, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by those brokers as well as any expense offset arrangements offered by the brokers.

A committee comprised of officers of NB Management and/or employees of Neuberger Berman who are Fund managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of Neuberger Berman’s managed accounts (“Managed Accounts”) evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund’s benefit.

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In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman’s normal internal research activities, Neuberger Berman’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions of the Fund result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by the Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.

The Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NB Management (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

Commission Recapture Program and Expense Offset Arrangement

The Fund has entered into a commission recapture program with Citigroup Global Markets Inc., which enables the Fund to recoup a portion of the commissions it pays to a broker that is not a related party of the Fund by redirecting these commissions to pay for some of its operational expenses. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated.

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For the fiscal year ended August 31, 2008, the impact of this arrangement on the Fund was a reduction of expenses as follows:

Fund	Amount of Reduction of Expenses
Equity Income	$0

The Fund also has an expense offset arrangement in connection with its custodian contract. For the fiscal year ended August 31, 2008, the impact of this arrangement on the Fund was a reduction of expenses as follows:

Fund	Amount of Reduction of Expenses
Equity Income	$502

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

Proxy Voting

The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Fund. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely

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and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy

The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Fund, rating and ranking organizations, and affiliated persons of the Fund or NB Management (the “Potential Recipients”) unless such disclosure is consistent with the Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).

NB Management and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” The President or a Senior Vice President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best

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Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Fund prior to commencing its duties), and only with the written concurrence of NB Management’s legal and compliance department.

Portfolio Holdings Disclosure Procedures

Disclosure of portfolio holdings may be requested only by an officer of NB Management or the Fund by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Fund or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Fund or NB Management. Following this approval, the form is submitted to NB Management’s legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

Neither the Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Fund’s Chief Compliance Officer, the Board of Trustees reviews the Fund’s portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

Pursuant to a Code of Ethics adopted by the Fund, NB Management and Neuberger Berman (“NB Code”), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Fund’s shareholders. The NB Code also prohibits any person associated with the Fund, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Fund from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients

The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

State Street Bank and Trust Company (“State Street”). The Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records

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relating to the Fund’s activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of the Fund, except with the Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.

Securities Lending Agent. The Fund has entered or may enter into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive the Fund’s portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. The Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. The Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

Other Third-Party Service Providers to the Fund. The Fund may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Fund.

In addition, the Fund may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or Neuberger Berman. Currently, the Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) each day for this purpose. FactSet receives reasonable compensation for its services.

In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Rating, Ranking and Research Agencies. The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. The Fund provides its complete portfolio holdings to: Vestek each day, Lipper, a Reuters company on the first business day of each month, Bloomberg on the 6th business day of the month, with a one month delay, RiskMetrics on the sixth business day of each month (holdings that are sent are on a two-month delay) and Morningstar on the 15th business day of each month. The Fund also provides its complete month-end portfolio holdings to Data Communiqué International (“DCI”), a company that provides automated data publishing, printing, and distribution technologies to financial services

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companies, on the first business day of each following month so that DCI can create a list of the Fund’s top 10 holdings. No compensation is received by the Fund, NB Management, Neuberger Berman or any other person in connection with the disclosure of this information. NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

REPORTS TO SHAREHOLDERS

Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of December 14, 2005. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twenty separate operating series (including the Fund). The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Prior to November 9, 1998, the name of the Trust was “Neuberger & Berman Equity Funds.”

On June 9, 2008, the Fund’s Trust Class was converted into the Fund’s Institutional Class.

Description of Shares. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Shareholder Meetings. The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund or Class entitled to vote at the meeting.

Certain Provisions of Trust Instrument. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same

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limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or the Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

Other. Because Class A, Class C, and Institutional Class shares for the Fund may be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

The Fund has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as the Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2008, the following are all of the beneficial and record owners of more than five percent of the Fund’s shares. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Fund of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

Fund and Class	Name and Address	Percent Owned
Neuberger Berman Equity Income Fund Institutional Class	Ridge Clearing and Outsourcing 2 Journal Square Plaza Jersey City, NJ 07306-4001	9.98%
Neuberger Berman Equity	Ridge Clearing and Outsourcing 2 Journal Square Plaza Jersey City, NJ 07306-4001	9.98%
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Income Fund Class A	Ridge Clearing and Outsourcing 2 Journal Square Plaza Jersey City, NJ 07306-4001	6.93%
	Ridge Clearing and Outsourcing 2 Journal Square Plaza Jersey City, NJ 07306-4001	6.71%

Neuberger Berman Equity Income Fund Class C	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	18.28%

	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	13.70%

	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	7.16%

	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	5.64%

REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The following financial statements and related documents are incorporated herein by reference from the Fund’s Annual Report to shareholders for the fiscal period ended August 31, 2008:

The audited financial statements of Neuberger Berman Equity Income Fund, notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.

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APPENDIX A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings:

AAA - An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C - A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have

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not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D - An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-) - The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Moody’s corporate bond ratings:

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

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Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch, Inc. corporate bond ratings:

The following descriptions of Fitch’s long-term debt ratings have been published by Fitch’s IBCA Investors Service.

AAA – Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - Highly speculative. For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'RR1' (outstanding).

CCC - For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'RR2' (superior), or 'RR3' (good) or 'RR4' (average).

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CC - For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'RR4' (average) or 'RR5' (below average).

C - For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'RR6' (poor).

RD - Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D - Indicates an entity that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

(1) Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

(2) The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

(3) The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Plus (+) or Minus (-) - The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' rating category, or to categories below 'CCC'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

DBRS corporate bond ratings:

The following descriptions of DBRS long-term debt ratings have been published by Dominion Bond Rating Service.

AAA - Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favourable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

AA - Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

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A - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB - Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB - Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B - Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC, C - Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D - A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

High or Low – Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

S&P commercial paper ratings:

A-1 - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

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However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings - Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Moody’s commercial paper ratings:

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch commercial paper ratings:

The following descriptions of Fitch short-term debt ratings have been published by Fitch’s IBCA Investors Service.

F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

DBRS commercial paper ratings:

The following descriptions of DBRS short-term debt ratings have been published by Dominion Bond Rating Service.

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R-1 (high) - Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (middle) - Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1 (low) - Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favourable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high) - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2 (low) - Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer's liquidity profile.

R-3 - Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

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R-4 - Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

R-5 - Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

D - A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

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